[GRAPHIC OMITTED]




SEI INVESTMENTS







SEI Investments Distribution Co.

Oaks, PA 19456
1 800-DIAL-SEI (1 800 342 5734)





VAR-F-006 (12/01)



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SEI INVESTMENTS



                                         Annual Report as of December 31, 2001



                                                  SEI Insurance Products Trust



                                                   SEI VP Large Cap Value Fund

                                                  SEI VP Large Cap Growth Fund

                                                   SEI VP Small Cap Value Fund

                                                  SEI VP Small Cap Growth Fund

                                              SEI VP International Equity Fund

                                           SEI VP Emerging Markets Equity Fund

                                                 SEI VP Core Fixed Income Fund

                                                   SEI VP High Yield Bond Fund

                                        SEI VP International Fixed Income Fund

                                             SEI VP Emerging Markets Debt Fund

                                                  SEI VP Prime Obligation Fund

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Table of Contents


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Management's Discussion and Analysis of Fund Performance         1
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Report of Independent Public Accountants                        17
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Statements of Net Assets/Schedules of Investments               18
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Statements of Assets and Liabilities                            57
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Statements of Operations                                        58
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Statements of Changes in Net Assets                             60
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Financial Highlights                                            64
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Notes to Financial Statements                                   65
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Trustees of theTrust                                            73
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Notice to Shareholders                                          74
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

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001



SEI VP Large Cap Value Fund


Objective

The SEI VP Large Cap Value Fund seeks to provide long-term growth of capital and income by investing in the equity securities of large companies. The Fund invests primarily in a diversified portfolio of high quality, income producing common stocks, which in the adviser's opinion, are undervalued in the marketplace at the time of purchase.


Strategy

With respect to this Fund, SEI Financial Management Corporation employs a multi-manager structure to gain exposure to the entire large cap value sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of whom has responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-adviser contributes a unique expertise or sub style to the Fund. LSV Asset Management invests in companies trading at deep discounts to their intrinsic value. Deustche Asset Management invests in large cap value stocks that are representative of the market. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly.


Analysis

The SEI VP Large Cap Value Fund posted a -2.91% return for the year ending December 31, 2001, significantly out performing its benchmark, the Russell 1000 Value Index, which had a return of -5.59% over the same time period.

The year ending December 31, 2001, marked the second consecutive year for negative absolute returns for the broader equity indices. Over the last two years value stocks continued to outperform growth stocks reversing the trend experienced in 1998-1999. Aggressive Federal Reserve rate cuts were not enough to stimulate the economy which officially fell into a recession earlier this year. Technology stocks continued to see their prices correct as companies continued to slash inflated inventories and expenses as capital spending came to a halt. Energy stocks were also hit hard as Enron's collapse tarnished the entire industry. Airline stocks also were hit hard following the September 11th tragedy. The consumer was one of the few bright spots in 2001, holding up remarkably well despite increased unemployment levels, higher debt burdens and anxiety following September 11th. Retail stocks and household durables both performed well in the previous 12 months.

The Fund outperformed the Russell 1000 Value Index for the year due to both strong stock selection and beneficial industry positioning. Stock selection with the financial services industry was the primary contributor as the Fund's exposure to Heller Financial which was acquired during the year significantly enhanced results. An overweight to Bear Stearns, Household International and Lehman Brothers Holdings also positively contributed. Another acquisition which benefited the Fund was Ultramar Diamond Shamrock in the oil & gas industry. Finally stock selection with the food retailing industry positively contributed as the Fund's position in Supervalu and Albertson's proved beneficial. The Fund although not having many significant industry exposures did benefit during the year by being underweight the telecommunications industry and overweighting household durables.

During the year SEI replaced Mellon Equity with Deutsche Asset Management in order to enhance the structure of the Fund.


SEI VP Large Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                       One Year       Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Large Cap Fund Value Fund         -2.91%           3.41%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Large Cap Value Fund, versus the Russell 1000 Value Index, the S&P 500/BARRA Value Index, and the S&P 500 Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                 SEI VP     Russell 1000/     S&P 500/      S&P
                Large Cap      Value           Barra        500
               Value Fund      Index        Value Index    Index
               ----------   ------------    -----------   -------
04/30/00        $10,000       $10,000         $10,000     $10,000
12/31/00         11,073        10,775          10,656       9,163
12/31/01         10,751        10,173           9,408       8,074


1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001               1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001


SEI VP Large Cap Growth Fund


Objective

The investment objective of the SEI VP Large Cap Growth Fund is capital appreciation by investing in the equity securities of large companies. The Fund invests in the securities of issuers believed to possess significant growth potential.


Strategy

With respect to this Fund, SEI Financial Management employs a multi-manager structure to gain exposure to the entire large cap growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. Assets of the Fund are strategically allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Through different investment approaches, each sub-adviser contri-butes a unique expertise or sub-style to the Fund. Alliance Capital Management invests in large cap growth stocks that are representative of the market, exhibit strong relative earnings strength and are reasonably priced. Peregrine Capital Management invests in large cap stocks that have sustainable above-average growth over the next five to seven years, are industry leaders and exhibit strong unit volume growth. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk, and must therefore be weighted accordingly, so that the overall strategy is risk neutral to the fund's benchmark.


Analysis

The SEI VP Large Cap Growth Fund posted a return of -27.14% for the year ending December 31, 2001, underperforming its benchmark, the Russell 1000 Growth Index, which had a return of -20.42 % over the same time period.

Growth stocks for the second consecutive year saw negative absolute returns as investors grappled with continued economic slowdown, falling capital expenditures and the tragedy on September 11th. Aggressive rate cuts by the Federal Reserve and a monetary stimulus in the form of tax rebates were not enough to stimulate an economy which continued to digest many of the excesses that developed during the speculative internet bubble. Technology stocks were the hardest hit in the following year as capital spending came to a halt and companies worked aggressively to reduce inflated inventories. The telecom-munication industry took the brunt of the sell off as many of those companies continue to struggle with over capacity and intense pricing competition. Retail stocks provided a safe haven for investors as consumers shook off rising unemployment, higher debt levels and September 11th. Also providing shelter during the year were food and beverage related stocks.

The SEI VP Large Cap Growth Fund underperformed the Russell 1000 Growth Index as a result of both difficult stock selection and industry positioning. SEI's sub-advisors underestimated the severity of the downturn and were hampered by an overweight to economically cyclical stocks in anticipation of a quicker economic recovery. Stock selection within the technology sector proved the most detrimental as the Fund had an overweight to EMC-Mass, Juniper Networks, Brocade Communications, Solectron, Mercury Interactive and Veritas Software, which all saw their prices fall precipitously. Also, hurting relative returns was an underweight to pc-related issues such as Microsoft and IBM which largely outpaced other names with the sector. Partially offsetting the negative stock selection in the technology industry was strong stock selection in the financial services industry. Specifically, an overweight to JP Morgan Chase, Freddie Mac and MBNA all enhanced relative returns.

During the year SEI replaced Provident Investment Counsel with Peregrine Capital Management. Peregrine Capital Management invests in companies which they believe will dominate their market for a long period of time and takes a patient approach to investing in these stocks which has led to historical low turnover in their portfolio.


SEI VP Large Cap Growth Fund:


AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Large Cap Fund Growth Fund        -27.14%        -29.50%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Large Cap Growth Fund, versus the Russell 1000 Growth Index, and the S&P 500/BARRA Growth Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



                        SEI VP      Russell 1000     S&P 500
                       Large Cap       Growth         Barra
                      Growth Fund      Index      Growth Index
                      -----------   ------------  ------------
04/30/00               $10,000       $10,000        $10,000
12/31/00                 7,671         7,603          7,874
12/31/01                 5,589         6,051          6,872

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.



--------------------------------------------------------------------------------
2               SEI Insurance Products Trust / Annual Report / December 31, 2001

SEI VP Small Cap Value Fund


Objective

The SEI VP Small Cap Value Fund seeks to provide a broad level of diversification in U.S. small capitalization in a risk-controlled framework, which includes stocks with value characteristics.


Strategy

The Fund invests in U.S. small company stocks with a value style. Fund assets are allocated among the Fund's managers, each of whom has responsibility for stock selection in their area of expertise. Because of this style-specific focus, security overlap between sub-advisers is minimal, and each sub-adviser can focus on the narrowly defined universe of securities within their specialty.

To avoid over or under-weighting a particular industry, the Fund attempts to maintain an industry weighting similar to that of the benchmark.

Through various investment approaches, each sub-advisor contributes a particular expertise or sub-style to the Fund. LSV attempts to identify securities, which have been mispriced as a result of a judgmental bias and behavioral weakness. Sterling seeks to identify stocks of quality companies selling at large discounts to the underlying value of the business. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.


Analysis

The SEI VP Small Cap Value Fund posted a return of 14.89% for the year ending December 31, 2001, outperforming its benchmark, the Russell 2000 Value Index.

2001 proved to be more than a difficult year for the equity market. After the longest period of economic expansion in history, the U.S. fell into a recession in March 2001, exactly 10 years after the last recession ended. Plaguing the equity markets during 2001 were the continued effects from 2000 tech bubble burst, the California energy crisis, weak global markets, excessive inventory levels, increasing unemployment, and companies disappointing on earnings. The Federal Reserve tried to counter with eleven rate cuts, the most ever in one year. The Bush Federal government also approved a $1.35 trillion tax cut to help stimulate the economy. However, the most devastating event in 2001 occurred on September 11th. After the attacks, the markets opened to a dismal week dropping 1375 point to 8235, the worst one-week performance since the Depression.

The small cap universe was not immune to the volatility. Although the Russell 2000 Index advanced over 2% for the year there was great dispersion between growth and value securities. The Russell 2000 Value Index advanced 14% for the year while its Growth counterpart declined 10%. The on-going volatility within the markets continued to punish momentum investors while investment managers with strict valuation disciplines benefited throughout the year. In addition, smaller capitalization securities like microcaps tended to outperform large capitalization stocks.

The volatile market conditions did not appear to impact the SEI VP Small Cap Value fund as much as the equity market as a whole since the fund outperformed the Russell 2000 Value Index. Strong stock selection with banking, oil & gas, and service sectors generated additional returns. Overweights to leisure products and computer software and service industries also added to performance. In addition, the fund benefited from a earnings yield risk exposure and holding stocks with slightly higher betas. Individual stocks that made the largest contributions for the quarter were Edward LifeSciences, Nova and Galileo International. Securities that did not do fair as well were National Service Industries, Cytec Industries and Microcell Telecommunications.

The Fund continues to be positioned to capture the opportunities in the small cap growth area of the market under a variety of market conditions. To this end, the Fund targets a style neutral position relative to the Russell 2000 Growth Index in order to control unnecessary risks and put the focus on stock selection from the specialist sub-advisors.


SEI VP Small Cap Value Fund:


AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Small Cap Value Fund              14.89%          21.62%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Small Cap Value Fund, versus the Russell 2000 Value Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                             SEI VP           Russell  2000
                         Small Cap Value       Value Index
                         ---------------    ----------------
04/30/00                     $10,000            $10,000
12/31/00                      11,871             11,759
12/31/01                      13,639             13,407

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001               3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001


SEI VP Small Cap Growth Fund


Objective

The SEI VP Small Cap Growth Fund seeks to provide long-term capital appreciation by investing in equity securities of smaller companies. The Fund invests in the stocks of companies that are in an early stage or at a transitional point in their development and have demonstrated or have potential for above average capital growth.


Strategy

With respect to this Fund, SEI Financial Management Corporation employs a multi-manager structure to gain exposure to more than one growth sector, adding value through stock selection while minimizing risk in the form of capitalization, valuation and economic sector exposures. The SEI VP Small Cap Growth Fund is jointly sub-advised by two investment managers. Assets of the Fund are strategically allocated among its sub-advisers, each of which has a responsibility for stock selection for its respective assets under management.

Through various investment approaches, each sub-advisor contributes a particular expertise or sub-style to the Fund. Sawgrass Asset Management (Sawgrass) seeks to invest in companies that exhibit reasonable relative valuations, strong earnings momentum and rising analyst expectations. Wall Street Associates (WSA) seeks out small cap stocks with long-term earnings growth potential. Each of the aforementioned sub-styles assumes a different importance in determining overall style risk and must therefore be weighted accordingly.


Analysis

The SEI VP Small Cap Growth Fund posted a return of -21.91% for the year ending December 31, 2001, underperforming its benchmark, the Russell 200 Growth Index.

2001 proved to be more than a difficult year for the equity market. After the longest period of economic expansion in history, the U.S. fell into a recession in March 2001, exactly 10 years after the last recession ended. Plaguing the equity markets during 2001 were the continued effects from 2000 tech bubble burst, the California energy crisis, weak global markets, excessive inventory levels, increasing unemployment, and companies disappointing on earnings. The Federal Reserve tried to counter with eleven rate cuts, the most ever in one year. The Bush Federal government also approved a $1.35 trillion tax cut to help stimulate the economy. However, the most devastating event in 2001 occurred on September 11th. After the attacks, the markets opened to a dismal week dropping 1375 point to 8235, the worst one-week performance since the Depression.

The small cap universe was not immune to the volatility. Although the Russell 2000 Index advanced over 2% for the year there was great dispersion between growth and value securities. The Russell 2000 Value index advanced 14% for the year while its Growth counterpart declined 10%. The on-going volatility within the markets continued to punish momentum investors while investment managers with strict valuation disciplines benefited throughout the year. In addition, smaller capitalization securities like microcaps tended to outperform large capitalization stocks.

The volatile market conditions were particularly unfavorable to the SEI VP Small Cap Growth Fund, which underperformed the Russell 2000 Growth Index. The fund's relative underperformance is mainly attributed to poor stock selection, particularly in communications equipment, semiconductors, healthcare, insurance, specialty retail, and computer service industries. Momentum managers, like Sawgrass, had investment processes that led them to stocks which underperformed. The fund's relatively larger market capitalization also negatively impacted the fund. Individual stocks that made the largest contributions for the quarter were Tweeter Home Entertainment Group, Americredit, and HOT Topic. Securities that did not do fair as well were Lifepoint Hospitals, Mentor Graphics and Shaw Group.

The Fund continues to be positioned to capture the opportunities in the small cap growth area of the market under a variety of market conditions. To this end, the Fund targets a style neutral position relative to the Russell 2000 Growth Index in order to control unnecessary risks and put the focus on stock selection from the specialist sub-advisors.


SEI VP Small Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Small Cap Growth Fund            -21.91%         -15.14%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Small Cap Growth Fund, versus the Russell 2000 Growth Index, the Wilshire Target Small Growth Index, and the S&P 500 Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:



                     SEI VP       Russell     Wilshire Target      S&P
                    Small Cap       2000         Small Growth      500
                   Growth Fund  Growth Index        Index         Index
                   -----------  ------------  ---------------- ----------
04/30/00             $10,000      $10,000         $10,000       $10,000
12/31/00               9,756        7,895           9,668         9,163
12/31/01               7,619        7,166           9,456         8,074


1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.


--------------------------------------------------------------------------------
4               SEI Insurance Products Trust / Annual Report / December 31, 2001

SEI VP International Equity Fund


Objective

The SEI VP International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.


Strategy

The SEI VP International Equity Fund invests primarily in common stocks and other equity securities of foreign companies. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.


Analysis

The SEI VP International Equity Fund posted a return of -24.05% for the year ending December 31, 2001, underperforming its benchmark, the Morgan Stanley MSCI EAFE Index.

By most measures, 2001 was a difficult year for equity investors. The U.S.-centric slump quickly spread overseas. The recession broadened from technology to the economy-at-large, leaving few parts of the global equity markets unscathed. The lack of visibility toward the global economy resulted in continual stock market rotation in 2001. Aggressive and defensive industry groups enjoyed brief moments in the sun; though value investing initially won out, growth dominated in the fourth quarter as stocks sprang to life, ending a year of mostly negative returns with a hopeful rally. Nonetheless, all but two of the 21 equity markets included in the MSCI EAFE index, as well as all sector groups, posted negative results for the year.

Good stock picking in the technology, health care and materials sectors were evident during the year. Technology stocks such as Samsung Electronics and Taiwan Semiconductor, as well as pharmaceutical company Sanofi-Synthelabo and U.K. retailer Marks & Spencer, were performance contributors; avoiding such downtrodden stocks such as Nokia, Alcatel, France Telecom and Sony Corp added value. While stock selection was strong within many industries, the fund's overweight position in technology hardware and telecommunications services ultimately detracted from annual performance.

The uncertainty surrounding the global economic environment caused significant market rotation and intra-period performance swings. For example, share prices of semiconductor companies were battered by sluggish orders and stalled deliveries during the early part of 2001; by mid-year, market assumptions were that excess inventories were close to a bottom and demand would soon return. However, during the third quarter, recovery expectations were pushed out again and stocks languished. This was followed by significant outperformance of technology shares in the fourth quarter. As mentioned above, it was the fund's unwavering overweight position in technology hardware and telecommunications services that detracted from performance. Country selection -- albeit a fallout from stock picking -- was a slight contributor, but not enough to overcome the negative forces.

Going forward, just as the recession spread from one part of the economy to others, the dynamic of recovery will diffuse throughout the economy. Some industries will do better than others, and our managers' work in this likely year of recovery will aim at uncovering these differences.

The Fund is well positioned to capitalize on restructuring efforts in globally competitive sectors. Our managers continue to believe that it will be those companies with executable business models that will excel despite their industry or country of domicile. The Fund's underweight to the financial sector remains given relative valuations and the current business environment. Lastly, exposure to high-quality telecom and technology shares is fueled by our managers' view of the industries' long-term growth potential.


SEI VP International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP International Equity Fund        -24.05%         -24.73%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP International Equity Fund, versus the Morgan Stanley MSCI EAFE Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                SEI VP             Morgan Stanley
                      International Equity Fund   MSCI EAFE Index
                      -------------------------   ---------------
04/30/00                      $10,000                $10,000
12/31/00                        8,323                  9,070
12/31/01                        6,321                  7,125

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001               5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001



SEI VP Emerging Markets Equity Fund


Objective

The SEI VP Emerging Markets Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of emerging market issuers.


Strategy

The SEI VP Emerging Markets Equity Fund invests primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisors with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.


Analysis

For the year ending December 31, 2001, the SEI VP Emerging Markets Equity Fund posted a return of -11.08% underperforming its benchmark, the MSCI Emerging Markets Free Index.

Throughout the year, the Fund maintained a bias towards globally oriented companies and industries. This group underperformed domestic oriented stocks in the first three quarters of the year. Domestic and defensive stocks were somewhat isolated from global factors such as economic slowdown in the developed world and poor earnings visibility in telecom and technology stocks. As the market rotated in the last quarter, the Fund benefited from the exposure to more globally oriented higher beta stocks, while maintaining a diversified exposure across stocks, regions, and industries in emerging markets. The end of the year was particularly strong for growth stocks on the back of an aggressive monetary easing after the attacks of September 11th. The return differential between Value and Growth narrowed, after three quarters of Value out-performance. For the year 2001 and the 3-year period ending December 2001, emerging markets have significantly out-performed developed international and U.S. equities. The following outlines the contributing factors, quarter to quarter:

Emerging Markets declined 5.4% in the first quarter, as measured by the MSCI Emerging Markets Free index. Equities rallied in January on the back of the unexpected interest rate cut in the U.S. at the beginning of the month. Investor's sentiment towards riskier assets improved as the result of expectations of additional interest rate cuts. However, further signs of economic slowdown in the U.S., increasing flow of downward earning revisions in the developed markets, and the financial crises in Turkey and Argentina brought a new wave of negative sentiment for emerging markets. Asia outperformed the other regions. Mexico, often considered a safe heaven in emerging markets, provided some support to Latin America. Brazil declined sharply on the back of the financial crisis in Argentina. Returns in Emerging Europe were dominated by Turkey (-44.5%) on the back of the devaluation of the Turkish Lira. Markets in Middle East and Africa were hit hard due to the correlation with NASDAQ and Israeli technology stocks. On an industry basis, health care, telecom, software, and media led the decline in sympathy with their developed counterparts. On the positive side, materials and technology hardware provided some support. Most of the underperformance of the portfolio for the quarter could be attributed to the overweight to media, software, and telecom, and the underweight to materials. Fixed and cellular telecom stocks detracted from performance. The portfolio was positioned in high quality cash generating stocks like TeleNorte Leste in Brazil, Korea Telecom, and SK Telecom in Korea. Unfortunately, these stocks were trading more in line with global sector sentiment rather than company specific fundamentals.

The second quarter showed a similar pattern as the first in that emerging equities responded very positively to U.S. interest rate cuts early in the quarter, but pulled back as indications of the global economic slowdown became clearer. However, Emerging Markets managed to end the quarter on a positive note, returning 5.9%. Latin America and EMEA outperformed Asia. Mexico returned in excess of 20%, fueled by the Banacci Bank takeover by Citigroup, and strong performance of Telmex and America Movil. Russia was the best performing country in emerging markets, driven by improvements in economic reforms, corporate governance, and commodity prices. Financial, energy, telecom, and material stocks led the rally. Technology stocks lagged during the quarter. The effect of the country allocation was positive for the portfolio. The Fund benefited from being overweight to Korea, China, Russia, Mexico, and underweight to Greece and Taiwan. Stock selection had a positive impact in the portfolio for the quarter. On



--------------------------------------------------------------------------------
6               SEI Insurance Products Trust / Annual Report / December 31, 2001
the positive side, stock selection was strong in several markets like Brazil, Mexico, China, and South Africa. On the negative side, poor performance was concentrated in Korea, where semiconductor and telecom stocks drove performance.

The emerging markets dropped 21.7% during the third quarter. Latin America led the decline, driven by Brazil and Argentina on the back of the ongoing financial crisis. Mexico was not immune to the sell-off, as investors feared that the September 11th attacks would reduce Mexican exports to the U.S. and direct investments in Mexico from U.S. sources. On an industry basis, defensive areas such as pharmaceutical, food & beverage, and energy outperformed cyclical and technology stocks. The Fund benefited from an underweight to Turkey and Argentina after the managers assessed early in the year that the equity markets would continue to decline without clear signs of fundamental reforms and economic growth. Additional value added came from an overweight to pharmaceutical and household products stocks, and an underweight to software. On the negative side, the underweight to food & beverages and overweight to hardware hurt performance. Media stocks in Mexico, semiconductor and electronic component stocks in Korea and Taiwan, software companies in Israel, India, and South Africa, and telecom stocks in Brazil and Korea were among the worst performers, detracting from performance during the quarter.

Emerging markets equities rallied 26.6% during the fourth quarter.
In response to increased liquidity and a renewed appetite for riskier assets, high beta markets like Korea, Taiwan, Russia, Turkey, Argentina, and Brazil outperformed. The Korean market was driven by M&A activity in the banking sector and strong performance of other financial stocks (brokerage firms highly leveraged to global liquidity). Technology stocks in Taiwan and Korea drove the markets higher on expectation of a recovery in demand for semiconductors and electronic components. Argentina was among the strongest equity markets, despite the ongoing financial crisis, the resignation of the President, and the default on its sovereign debt. Domestic investors, anticipating a devaluation of the peso, rushed to buy local equities in an attempt to protect their savings after the government imposed capital controls and suspended the FX market. Brazil rallied as it managed to decouple from Argentina, leaving behind the energy crisis and overshooting of its currency that affected the equity market in the first nine months of the year. Hardware and software stocks outperformed defensive areas such as pharmaceutical, materials, utilities, and energy stocks. The telecom sector, dragged down by China Mobile, Korea Telecom, and India's MTNL and VSNL, failed to rally as much as technology. The country allocation policy added value during the fourth quarter. The positive effects of the over-weight to Korea and under-weight to Malaysia more than compensated the negative effects of over-weighting China and under-weighting Taiwan. Industry allocation was positive during the quarter. The Fund benefited from an over-weight to technology and an under-weight to materials. Offsetting some of these bets, the over-weight to telecom and an under-weight to software stocks detracted from performance.


SEI VP Emerging Markets Equity Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Emerging Markets Equity Fund     -11.08%         -28.84%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Emerging Markets Equity Fund, versus the IFC Investible Composite Index, and the Morgan Stanley MSCI Emerging Markets Free Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                     SEI VP               IFC           Morgan Stanley
                Emerging Markets       Investible       MSCI Emerging
                   Equity Fund      Composite Index   Markets Free Index
                -----------------   ---------------   ------------------
04/30/00           $10,000             $10,000             $10,000
12/31/00             6,931               7,493               7,485
12/31/01             6,163               7,594               7,307

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001               7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001

SEI VP Core Fixed Income Fund

Objective

The SEI VP Core Fixed Income Fund seeks to provide current income consistent with the preservation of capital.


Strategy

The Fund's investment strategy focuses on sector rotation, both among and within sectors and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-advisor focuses on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation and issue selection. While the duration and term structure decision underlie the implementation process, the advisor primarily focuses on sector and issue selection to add value.


Analysis

For the year ending December 31, 2001, the SEI VP Core Fixed Income Fund returned 7.69%, underperforming the Lehman Brothers Aggregate Bond Index return of 8.42%.

Uncertainty was a major theme in the markets during the fiscal year as a slowing economy, aggressive monetary policy and the tragic events of September 11th set the stage for significant volatility throughout the period. The year began on an extremely positive note as the Federal Reserve wasted little time in responding to deteriorating economic indicators with a quick succession of rate cuts which propelled short rates lower. By mid-period the Fed policy maker's enacted rate cuts an astounding six times for a total of 275 basis points, bringing the Fed funds rate down to 3.75%. Market speculation on future rate cuts and the possible inflationary ramifications from the unprecedented stimulus contributed to the stubbornness in longer rates and a significantly steeper yield curve. The remaining months of the year were dominated by the tragic events of September 11th as investors were faced with periods of severe illiquidity and volatility. Treasuries were the obvious beneficiaries as safe haven trading drove yields sharply lower. Investors focused on the short end of the curve, reflecting anticipation for Fed action and overall uncertainty regarding the economy. The Federal Reserve responded by cutting rates 50 basis points only days after the attack to add liquidity and quell investor concern. The Treasury curve steepened an astounding 100 basis points in the aftermath, with an unprecedented 257 basis points between the 2-year note and the 30-year bond. The Federal Reserve continued their aggressive efforts into the final quarter of the year with 3 additional rates cuts, for a grand total of eleven moves equaling 475 basis points. In addition, the Treasury Department delivered it's own stimulus in late October, by announcing the suspension of future 30-year government bond auctions, despite the recently revised prospects for a return to budget deficits. This wildly unexpected move contributed to a significant rally in interest rates as Treasuries reached year to date lows in early November.

The economic outlook changed severely by mid-period, however, as rebounds in employment, retail sales and consumer confidence swayed expectations towards an early 2002 recovery. Treasuries responded dramatically by selling off upwards of 60 basis points on dwindling expectations for further Fed action and the general decrease in risk aversion. The Fund's longer duration position was a mild positive for the year as rates in general finished the year lower. An overweight to longer Treasuries detracted from performance, however, as longer yields finished the period unchanged.

The spreads sectors contributed mixed performance during the year. Agency debt outperformed Treasuries by 69 basis points on strong demand from foreign investors and general flight to quality trading in the face of low Treasury yields. The Corporate sector completed a phenomenal year, returning a market leading 254 basis points over Treasuries despite a record level of new issuance. Investor demand for the historically wide spreads carried the sector throughout the year, including a minor sell-off post September 11th, as the sector roared back into year-end. Energy giant Enron dominated the headlines in the final quarter, as a 5-year earnings re-statement and the launch of an SEC probe into accounting irregularities at the once Fortune 10 company sent bond valuations plummeting amid serious financing and liquidity concerns. A merger agreement with cross-town rival Dynegy and a cash infusion from ChevronTexaco provided a slight boost in bond valuations mid-quarter until continued deterioration in the price



--------------------------------------------------------------------------------
8               SEI Insurance Products Trust / Annual Report / December 31, 2001
of Enron stock put the deal in jeopardy. By December, a downgrade in credit quality to below investment grade status effectively ended the takeover arrangement and forced Enron to file for bankruptcy protection. Utilities were the sole corporate sector to underperform for the quarter and the year due to the severity of Enron's decline. Industrials finished as the top performing corporate sector for the year outperforming Treasuries by over 300 basis points. The Fund's performance suffered from a 0.24% allocation to Enron-related debt, while the overweight to corporates in general and long industrials in particular, added significantly to return.

The dramatic change in yield levels during the period had an equally dramatic effect on the mortgage sector. Mortgages faced the largest re-financing wave in history as rates reached historical lows during the year. By the 4th quarter, however, refinancing fears all but dissipated with the reversal in rates and the diminished prospect for future Fed easings. The volatility throughout the year wreaked havoc on the sector leading to underperformance of nearly 70 basis points for the period. Although the Fund's overweight to the sector detracted from performance, an overweight to GNMA mortgages muted the negative impact.

During the upcoming months, Western will retain a more barbelled curve structure in anticipation of a near-term flattening, and concentrate on the relative value in the spread sectors.


SEI VP Core Fixed Income Fund:


AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Core Fixed Income Fund             7.69%           9.27%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Core Fixed Income Fund, versus the Lehman Aggregate Bond Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                             SEI VP Core      Lehman Aggregate
                          Fixed Income Fund      Bond Index
                          -----------------   ----------------
04/30/00                      $10,000             $10,000
12/31/00                       10,937              10,954
12/31/01                       11,778              11,876

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001               9

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001



SEI VP High Yield Bond Fund


Objective

The SEI VP High Yield Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The strategy seeks to achieve a high level of total return through sector rotation and security selection.


Strategy

Fund strategy is to identify high yield market sectors and securities that offer investment opportunities through the analysis of macro-economic, interest rate, industry, and technical factors. Those companies that are best suited to benefit from the identified trends are then selected for investment. Risk is controlled through a high level of diversification, and by performing detailed and ongoing credit analysis on the companies considered and purchased.


Analysis

The SEI VP High Yield Bond Fund posted a 4.00% net return for the year ended December 31, 2001 underperforming its benchmark, the CS First Boston High Yield, Developed Countries Only Index, which returned 6.25%.

The high yield market came under pressure for the period as concern over the U.S. economy, increased volatility in the U.S. equity markets, escalating default rates, ongoing reluctance from broker-dealers to make markets, and an onslaught of disappointing earnings announcements and downward revised earnings estimates pushed market returns down. Investors also upheld their low tolerance for any bad news associated with high yield companies and punished those companies that were associated with unexpected and unfavorable news. The telecommunications sector was the hardest hit during the year, returning -48%. The inability of the many companies in the telecom area to access the capital markets has lead many to default on their bonds or drastically scale back their business plans. The Federal Reserve has attempted to stimulate the US economy by cutting interest rates 475 basis points in the past year; however that has had little impact upon the high yield market. Defaults continue to be one of the major stories within high yield, as Moody's calculated a default rate within the high yield market of 10.2% in 2001. This default experience comes close to matching the all-time high in the market, of 10.3%, which was established in 1991. At the close of the fiscal year, high yield spreads relative to U.S. Treasuries stood at 1004 basis points, 174 basis points higher than the close of the comparable 2000 period. High yield spreads are approaching their all-time high of 1096 bps, which was reached in 1990.

The Fund's underweight to the financial sector and security selection in the transportation sector detracted from return. An underweight to the telecommunications sector, as well as an overweight to the gaming sector mitigated Fund underperformance.

The telecommunications sector was the worst performing sector in the market during the year, returning -48%. Volatility in the equity markets was one of the key drivers to underperformance in this sector as many high yield telecom companies were negatively impacted by lower equity valuations and the inability to access capital via the equity market. In addition, negative earnings announcements by certain companies leading to increased default experience also put downward pressure on the sector. The Fund maintained an underweight relative to the index, which enhanced returns.

The gaming sector continued to do well as gaming companies reported strong gaming revenues and select merger and acquisition activity took place within the sector. Gaming is also considered a more defensive sector and tends to do well in periods of heightened market volatility. The Fund maintains an overweight positioning, which positively added to overall performance.

The financial sector was able to withstand the negative market environment and produce positive results, returning +10%. Two fallen angels, Finova and Conseco, generated the bulk of the positive performance during the year. Both of these former investment grade firms increased on very positive news regarding their outlook and earnings potentials. An underweight to the financial sector had been maintained due to business focus of many of the high yield financial firms carries a higher risk due to the sub-prime lending activities. Therefore, the Fund's underweight was a negative contributor to performance.



--------------------------------------------------------------------------------
10              SEI Insurance Products Trust / Annual Report / December 31, 2001

The Funds security selection within the transportation detracted from performance during the year. In particular, the Funds holding of Oxford Automotive dragged down returns during the period. Oxford, which produces metal components for auto manufacturers, experienced a very poor 3rd Quarter due to the overall slowdown in the economy, which caused it to be in violation of some bank covenants. The company started negotiations with the banks to resolve these issues; however the banks blocked an interest payment until negotiations are completed. Oxford's bonds declined 73% as the interest payment was missed.


SEI VP High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP High Yield Bond Fund               4.00%           1.39%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP High Yield Bond Fund, versus the CS First Boston High Yield, Developed Countries Only Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                           CS First Boston
                               SEI VP        High Yield,
                             High Yield  Developed Countries
                             Bond Fund       Only Index
                            ----------   -------------------
04/30/00                      $10,000         $10,000
12/31/00                        9,812           9,617
12/31/01                       10,204          10,175

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              11

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001


SEI VP International Fixed Income Fund


Objective

The SEI VP International Fixed Income Fund seeks to provide capital appreciation and current income through investments in fixed income securities of non-U.S. issuers. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their Funds. The Fund invests primarily in investment-grade, non-U.S. dollar denominated government obligations. Although there are no restrictions on the Fund's overall duration, under normal conditions it is expected to range between four and six years.


Strategy

Fund construction entails a two-stage process that combines fundamental macroeconomic analysis and technical price analysis. First, a fundamental judgment is made about the direction of a market's interest rates and its currency. A technical price overlay is then applied to the fundamental position to ensure that the Fund is not substantially overweighted in a declining market or underweighted in a rising one.

Country and currency allocations are made separately. As a result, the Fund's currency exposure may differ from its underlying bond holdings. Under normal circumstances, the Fund will generally be diversified across 6 to 12 countries with continual exposure to the three major trading blocs: North America, Europe, and the Pacific Basin. Depending upon the relative fundamental and technical views, each trading bloc is over or underweighted relative to the Fund's benchmark index. Currency exposure is actively managed to maximize return and control risk through the use of forward currency contracts and cross-currency hedging techniques.


Analysis

For the fiscal year ending December 31, 2001, the SEI VP International Fixed Income Fund returned -5.32% to underperform the Salomon Brothers Non-U.S. World Government Bond Index return of -3.54%. The Fund's overweight to the euro in the first half of the year detracted from returns, while exposures to Poland and Hungary benefited performance over the course of the year. Underweight positions towards Japanese bonds and the yen also served to enhance performance for the period.

The euro fell early in the period as the European Central Bank was slower to react than the U.S. Federal Reserve in lowering interest rates. The U.S. Fed cut interest rates by 2.75% in the first half of the year, while the European Central Bank only trimmed rates 0.25% during the same period. Investors believed that while both economies were weak, the U.S. Fed's more decisive action would give the U.S. a better chance of recovering. The euro began to recover modestly versus the U.S. dollar in the third quarter as a decline in U.S. employment and manufacturing caused investors to shun U.S. investments. The events of September 11th only exacerbated the flow of assets out of the U.S. The euro muddled through the fourth quarter and ended the year more than 5% weaker relative to the U.S. dollar. The Fund's overweight to the euro, particularly during the first half of the year, dampened relative returns. The British pound outperformed the euro for the period due to the stronger economic conditions that persisted in the U.K. British bonds rallied less than European bonds as investors believed that the healthier economy would limit the scope for interest rate cuts. Overall, underweights to the British pound relative to the euro detracted from performance, while an underweight to long-dated British bonds enhanced relative returns.

The Eastern European bond markets of Poland and Hungary gained 29% and 17%, respectively, for the fiscal year. High real interest rates attracted foreign investors into both markets early in the period. Hungary also benefited as the country liberalized trading of its currency, which further enhanced gains. During the summer, both markets sold off considerably as nervousness surrounding Argentina debt repayment spilled over into Eastern Europe. In addition, Poland's fiscal budget deficit widened due to a slowdown in tax revenue growth. Both countries bounced back in the fourth quarter as slowing inflation prompted both central banks to cut overnight interest rates. An exposure to both countries throughout the fiscal year served to enhance returns.



--------------------------------------------------------------------------------
12              SEI Insurance Products Trust / Annual Report / December 31, 2001

The Japanese yen fell more than 12% versus the U.S. dollar for the year as its economy remained stuck in a recession. The yen fell early in the period as the Bank of Japan Governor acknowledged that the economy was "close to collapse". The election of Junichiro Koizumi as prime minister in the spring breathed new life into the currency as he pledged to get the banks to write off the bad loans from their books and trim the extravagant public works projects enacted by his predecessors. The yen also got a technical boost in September as Japanese companies repatriated their foreign earnings ahead of their half-fiscal year. The yen fell substantially towards the end of the year as GDP fell further than analyst expectations and unemployment hit a record high. Furthermore, government officials did not give any indication that they would intervene in the markets to support the yen. Overall, an underweight to the yen did benefit returns. Japanese bonds rallied due as the weak economy convinced investors that interest rates would remain low. However, the already low interest rate level gave Japanese bonds less of a scope to rally than other bond markets. Therefore, an underweight to Japanese bonds enhanced performance.


SEI VP International Fixed Income Fund:


AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP International Fixed Income Fund   -5.32%          -3.71%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP International Fixed Income Fund, versus the Salomon WGBI, Non-US Index

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                SEI VP               Salomon
                          International Fixed          WGBI,
                              Income Fund          Non-US Index
                          -------------------      ------------
04/30/00                       $10,000               $10,000
12/31/00                        10,271                10,301
12/31/01                         9,725                 9,935

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001


SEI VP Emerging Markets Debt Fund


Objective

The SEI VP Emerging Markets Debt Fund seeks to maximize total return from a portfolio consisting of primarily high yield, below-investment grade fixed income securities from emerging markets of foreign countries. The Fund also seeks to provide U.S.-based investors with a vehicle to diversify and enhance the returns of the domestic fixed income portion of their portfolios. Under normal circumstances, the Fund is anticipated to be invested primarily in U.S. dollar-denominated emerging debt.


Strategy

Structuring and managing the Fund entails a multi-step process. First, an internal assessment of country risk is compared with the market's pricing of country risk to determine relative value opportunities. The output determines which countries are 1) "core" holdings which have the strongest economic/ political/debt attributes, 2) "trading" countries which present more opportunistic value, and 3) countries "not currently suitable" for investment. Under normal circumstances, the Fund will be diversified across 10-15 countries.

The next step in the process determines relative value amongst sectors within a country, and security selection within the sectors. The final step incorporates a disciplined sell process through continual risk/reward analysis across, and within, emerging debt countries. U.S. interest-rate risk relative to the benchmark is controlled through the maintenance of a tightly constrained U.S. Treasury duration. Excess return is captured through active management of the sovereign spread component relative to the benchmark.


Analysis

The SEI VP Emerging Markets Debt Fund returned 12.56% on a net basis for the fiscal year ended December 31, 2001, outperforming the J.P. Morgan Emerging Markets Bond Index Plus return of -.79%.

The Fund's underweight to Argentina, overweight to Russia, and exposure to Turkey positively contributed to performance for the year. The Fund's underweights to South Korea and Qatar slightly detracted from performance.

Emerging markets debt turned in a volatile year as a slowing U.S. economy, the U.S. Federal Reserve's cut of interest rates by 475 basis points, a drastic slide in the U.S. equity markets, high oil prices, along with fiscal/political problems in Argentina and Turkey kept investors attention. A steady climb in oil prices was viewed as favorable by investors as oil-exporting countries benefited, and were able to increase reserves. Russia, Venezuela, Algeria, Qatar and Mexico were among some of the emerging countries that reaped the benefit of escalating oil prices. Fiscal crises in Argentina and Turkey, with spillover into Brazil lead those countries to be the only negative performing countries in the marketplace. A rapidly declining U.S. equity market caused some investors to take less risky positions, either moving into higher quality EMD countries or moving money out of EMD completely, thus dropping prices. Emerging market spreads widened 10 basis points from the previous period, and ended the year at 740 basis points over comparable U.S. Treasuries.

By far, the events in Argentina consumed investor's attention during the year. The country experienced a `roller coaster' of performance during the past year as political, fiscal and economic uncertainty led to increased volatility in the country's bond prices. Argentina is in the midst of a 4-year recession coinciding with an increasing load of debt and in the past year has attempted to come up with different measures to pull itself out of the recession and ease the debt burden on the slowing economy. The country was granted an IMF loan during the year and also completed several bond swaps to stretch out payments in order to give the country time to begin growing again. Bonds began a precipitous decline in June 2001 as investors speculated that the measures implemented by the country would not be enough to protect the country from a debt default or devaluation of the Peso. Argentina was able to attain further IMF financing to assist in getting through the immediate crisis, however investors were not completely confident that it was over. In December, the country announced that it was defaulting on its outstanding foreign debt, the largest such default ever by a country. This default was preceded by the president and economic minister resigning along with civic unrest running rampant within the country. These issues forced Argentine bonds down 67% during the fiscal year and the Fund's substantial underweight to the country greatly enhanced relative performance.



--------------------------------------------------------------------------------
14              SEI Insurance Products Trust / Annual Report / December 31, 2001

Mexico was one of the top performing countries in Latin America during the period returning in excess of 10%. Concern regarding the situation in Argentina, coupled with a greatly enhanced fiscal situation allowed investors to move assets out of riskier countries and into the higher credit quality Mexican bonds. Speculation that S&P would further raise Mexico's debt rating to investment grade fueled investor's confidence in the country's bonds. Mexico has shown excellent ability in spurring economic growth coupled with strong desire to cut costs, which are key points looked at by rating agencies. A slow down in the U.S. economy did adversely affect the growth in the Mexican economy somewhat, however the country's ability to cut costs and implement tax reforms is allowing the country to buy back bonds, thus lessening debt servicing costs. The Fund is overweight Mexico, which benefited returns.

In Europe, Turkey experienced a turbulent year as it too has encountered political, fiscal and economic uncertainty only to completely turnaround the last 3 months of the year to be one of the strongest performers in the marketplace. Concerns in Turkey arose over the country's banking system and overall liquidity. As a result of these concerns, investors withdrew significant and excessive funds from the country. In early December, the IMF came to the country's aid with a loan package totaling $7.5bn. Turkey will use those funds to implement an economic reform program targeted at restoring the country's banking system and reducing inflation. However the impacts of September 11th have turned around investors perceptions toward Turkey. Turkey has become a key military ally within the region as it has allowed the US to utilize its airbases and airspace for the war on terrorism. This has many investors believing that any financial aid needed by Turkey in the near term will be granted by the U.S. as appreciation for its assistance. On that news, Turkey's bonds rebounded 21% during the year. The Fund maintained an underweight to Turkey for the first nine months of the year and added exposure to the country post September 11th, which added to fund performance.

The strongest performing country in the Fund during the fiscal year was Russia, which returned over 56%. Improving fundamentals and successful reforms enacted by President Putin continued to support bond prices and narrow spreads. The country was also able to reach a settlement with the Paris Club creditors, which increased the amount of debt owed in 2001 by $4 billion. This settlement was taken well by investors, as the country had no problem meeting that amount of increased debt payment. High oil prices and Russia's ability to increase reserves and collect revenues aided the country's returns. The Fund's overweight to Russia was a large positive contributor to performance for the fiscal year.

Amid the volatile market environment, higher quality countries performed very strongly as investors moved assets in a `flight to quality'. Qatar and South Korea all performed strongly during the year due to their higher quality stature. The Fund is underweight both countries which detracted from performance.

Given the outlook that fundamentals will continue to improve for most emerging market debt countries, and that increased demand for emerging market debt will be sustained, the Fund will continue to maintain a slightly longer spread duration and invest in those countries that exhibit the ability to service their debt.


SEI VP Emerging Markets Debt Fund:


AVERAGE ANNUAL TOTAL RETURN(1)
---------------------------------------------------------------
                                                     Annualized
                                        One Year      Inception
                                         Return         to Date
---------------------------------------------------------------
SEI VP Emerging Markets Debt Fund        12.56%          11.04%
---------------------------------------------------------------

Comparison of Change in the Value of a $10,000 Investment in the SEI VP Emerging Markets Debt Fund, versus the JP Morgan Emerging Markets Bond Index Plus

                             [GRAPHIC OMITTED]

     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                                 SEI VP          JP Morgan
                           Emerging Markets   Emerging Markets
                              Debt Fund        Bond Index Plus
                           ----------------   ----------------
04/30/00                       $10,000            $10,000
12/31/00                        10,852             10,957
12/31/01                        12,215             10,870

1 For the year ended December 31, 2001. Past performance is no indication of future performance. Shares of the Fund were offered beginning April 5, 2000.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              15

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001


SEI VP Prime Obligation Fund


Analysis

The spotlight of the fiscal year ended December 31, 2001 belonged to Alan Greenspan and the Federal Reserve. The Federal Reserve set the tone early by cutting the federal funds rate by 50 basis points on January 3, 2001. This was the first step of an aggressive campaign designed to stimulate a slowing U.S. economy. With the possibility of a recession looming on the horizon, the Federal Reserve lowered short-term rates by 300 basis points by the end of August, including a total of two surprise inter-meeting moves. By early September the economy appeared to be responding to these measures and was showing early signs of a recovery.

Unfortunately, the events of September 11th jettisoned the economy's progress and a recession became virtually inevitable. In order to promote economic recovery and expansion, the Federal Reserve resumed it's aggressive easing of monetary policy by slashing short-term rates 175 basis points in the last four months of the year. In all, the Federal Reserve cut rates eleven times in 2001 for a total of 475 basis points. The federal funds rate, which began the year at 6.50%, ended the fiscal year at 1.75%. This target level was last seen over 40 years ago.

In the upcoming year, Wellington Management Company, LLP, as sub-adviser to the SEI VP Prime Obligation Fund, will continue to seek competitive yields by investing in high quality, short-term securities. We thank you for your continued confidence in the SEI Insurance Product Trust, and we look forward to serving your investment needs in the future.



--------------------------------------------------------------------------------
16              SEI Insurance Products Trust / Annual Report / December 31, 2001

SEI INSURANCE PRODUCTS TRUST -- DECEMBER 31, 2001


Report of Independent Public Accountants

To the Shareholders and Board of Trustees of The SEI Insurance Products Trust:
In our opinion, the accompanying statements of net assets for the SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP High Yield Bond Fund, SEI VP Prime Obligation Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, for the SEI VP International Fixed Income Fund and SEI VP Emerging Markets Debt Fund (constituting SEI Insurance Products Trust, hereafter referred to as the "Trust") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their NET assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
February 19, 2002
Philadelphia, Pennsylvania



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              17

STATEMENT OF NET ASSETS


SEI VP Large Cap Value Fund


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%

AEROSPACE & DEFENSE -- 1.9%
  Boeing                                           8,080            $     313
  General Dynamics                                   916                   73
  Goodrich                                           413                   11
  Lockheed Martin                                  1,505                   70
  Northrop Grumman                                   368                   37
  Raytheon                                         1,616                   53
  Rockwell Collins                                 4,953                   97
  United Technologies                              1,303                   84
                                                                    ----------
                                                                          738
                                                                    ----------
AGRICULTURE -- 0.0%
  Monsanto                                           200                    7
                                                                    ----------
AIR TRANSPORTATION -- 1.0%
  AMR*                                             4,346                   96
  CNF                                                200                    7
  Continental Airlines, Cl B*                        223                    6
  Delta Air Lines                                  4,813                  141
  FedEx*                                           1,262                   65
  Northwest Airlines*                                194                    3
  Skywest                                            100                    3
  Southwest Airlines                               3,396                   63
  UAL                                                275                    4
  US Airways Group*                                  373                    2
                                                                    ----------
                                                                          390
                                                                    ----------
AIRCRAFT -- 0.3%
  Honeywell International                          3,173                  107
  Textron                                            535                   22
                                                                    ----------
                                                                          129
                                                                    ----------
APPAREL/TEXTILES -- 0.2%
  Jones Apparel Group*                               110                    4
  Liz Claiborne                                      252                   12
  Mohawk Industries*                                 200                   11
  Nike, Cl B                                         298                   17
  Polo Ralph Lauren*                                 300                    8
  Reebok International Ltd.*                         300                    8
  VF                                                 394                   15
                                                                    ----------
                                                                           75
                                                                    ----------
AUTOMOTIVE -- 2.5%
  Autoliv                                            371                    8
  Dana                                               625                    9
  Delphi Automotive Systems                        7,141                   98
  Eaton                                              162                   12
  Ford Motor                                      16,545                  260
  General Motors                                   6,513                  316



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  General Motors, Cl H*                            1,496            $      23
  Goodyear Tire & Rubber                             546                   13
  ITT Industries                                     421                   21
  Lear*                                              300                   11
  Navistar International*                          3,568                  141
  Paccar                                             309                   20
  SPX*                                               100                   14
  TRW                                                496                   18
  Visteon                                            860                   13
                                                                    ----------
                                                                          977
                                                                    ----------
BANKS -- 13.5%
  Amsouth Bancorporation                           1,465                   28
  Associated Banc                                    205                    7
  Astoria Financial                               10,200                  270
  Bank of America                                 13,527                  852
  Bank of New York                                 1,938                   79
  Bank One                                         5,011                  196
  Banknorth Group                                    733                   17
  BB&T                                             1,909                   69
  Charter One Financial                              962                   26
  City National                                      143                    7
  Comerica                                         3,627                  208
  Commerce Bancorp                                   200                    8
  Commerce Bancshares                                324                   13
  Compass Bancshares                                 612                   17
  Cullen/Frost Bankers                               200                    6
  Dime Bancorp                                       291                   10
  Fifth Third Bancorp                                508                   31
  First Tennessee National                           604                   22
  First Virginia Banks                               175                    9
  FirstMerit                                         239                    6
  FleetBoston Financial                            4,520                  165
  Fulton Financial                                   300                    7
  Golden State Bancorp                               271                    7
  Golden West Financial                            4,444                  262
  Greenpoint Financial                             7,617                  272
  Hibernia, Cl A                                     580                   10
  Hudson City Bancorp                                224                    6
  Huntington Bancshares                            1,193                   21
  JP Morgan Chase                                 12,035                  437
  Keycorp                                          5,473                  133
  M&T Bank                                           371                   27
  Marshall & Ilsley                                  531                   34
  Mellon Financial                                 2,045                   77
  Mercantile Bankshares                              274                   12
  National City                                    2,738                   80
  National Commerce Financial                        792                   20
  North Fork Bancorporation                          655                   21
  Northern Trust                                     464                   28
  Old National Bancorp                               191                    5
  Pacific Century Financial                          347                    9
  PNC Financial Services Group                     1,273                   72



--------------------------------------------------------------------------------
18              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Popular                                            490            $      14
  Regions Financial                                1,141                   34
  Roslyn Bancorp                                     300                    5
  Sky Financial Group                                300                    6
  SouthTrust                                       1,642                   41
  Sovereign Bancorp                                1,070                   13
  State Street                                       828                   43
  Suntrust Banks                                   1,187                   74
  Synovus Financial                                  403                   10
  TCF Financial                                      293                   14
  Trustmark                                          100                    2
  Union Planters                                     625                   28
  UnionBanCal                                      7,193                  273
  US Bancorp                                       8,407                  176
  Valley National Bancorp                            298                   10
  Wachovia                                         5,806                  182
  Washington Federal                                 300                    8
  Washington Mutual                               11,226                  367
  Webster Financial                                  300                    9
  Wells Fargo                                      7,335                  319
  Wilmington Trust                                    50                    3
  Zions Bancorporation                               454                   24
                                                                    ----------
                                                                        5,241
                                                                    ----------
BATTERIES -- 0.0%
  Energizer Holdings*                                284                    5
                                                                    ----------
BEAUTY PRODUCTS -- 1.7%
  Alberto-Culver, Cl B                               100                    4
  Avon Products                                      980                   46
  Colgate-Palmolive                                  642                   37
  Estee Lauder, Cl A                                  25                    1
  Gillette                                         2,319                   77
  International Flavors & Fragrances                 305                    9
  Kimberly-Clark                                   1,993                  119
  Procter & Gamble                                 4,521                  358
                                                                    ----------
                                                                          651
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.7%
  Belo, Cl A                                         265                    5
  Clear Channel Communications*                    1,199                   61
  Dow Jones                                          103                    6
  Emmis Communications, Cl A*                        189                    4
  Entercom Communications*                            69                    3
  EW Scripps, Cl A                                   142                    9
  Fox Entertainment Group, Cl A*                     494                   13
  Gannett                                          1,106                   74
  Gemstar-TV Guide International*                    500                   14
  Harte-Hanks                                        100                    3
  Hispanic Broadcasting*                             100                    3
  Interpublic Group                                  166                    5
  Knight Ridder                                    4,006                  260
  Lamar Advertising*                                 293                   12



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Liberty Media, Cl A*                            11,281            $     158
  Mcclatchy, Cl A                                    100                    5
  New York Times, Cl A                               652                   28
  Radio One, Cl D*                                   400                    7
  Tribune                                            734                   28
  USA Networks*                                      291                    8
  Viacom, Cl B*                                    3,288                  145
  Walt Disney                                      9,058                  188
  Westwood One*                                      249                    8
                                                                    ----------
                                                                        1,047
                                                                    ----------
BUILDING & CONSTRUCTION -- 1.5%
  Centex                                           3,400                  194
  Clayton Homes                                      300                    5
  DR Horton                                          300                   10
  Fluor                                              328                   12
  Jacobs Engineering Group*                          100                    7
  Lafarge                                            200                    7
  Lennar                                             200                    9
  Martin Marietta Materials                          290                   14
  Masco                                            1,959                   48
  Pulte Homes                                      5,000                  223
  Texas Industries                                 1,000                   37
  Vulcan Materials                                   303                   15
                                                                    ----------
                                                                          581
                                                                    ----------
CABLE TV -- 0.5%
  Adelphia Communications, Cl A*                     312                   10
  Cablevision Systems - Rainbow
    Media Group*                                     167                    4
  Cablevision Systems, Cl A*                         433                   20
  Charter Communications, Cl A*                      565                    9
  Comcast, Cl A*                                   3,076                  111
  COX Communications, Cl A*                          917                   38
  Insight Communications*                            200                    5
  Mediacom Communications*                           200                    4
                                                                    ----------
                                                                          201
                                                                    ----------
CHEMICALS -- 3.1%
  Air Products & Chemicals                         1,026                   48
  Ashland                                          4,901                  226
  Cabot                                              294                   10
  Dow Chemical                                     3,944                  133
  Eastman Chemical                                 4,416                  172
  EI du Pont de Nemours                            4,514                  192
  Engelhard                                          465                   13
  FMC*                                             2,184                  130
  Great Lakes Chemical                               200                    5
  Hercules*                                          401                    4
  Lubrizol                                         4,500                  158
  Lyondell Chemical                                  329                    5
  OM Group                                           100                    6




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              19

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  PPG Industries                                     751            $      39
  Praxair                                            703                   39
  Rohm & Haas                                        601                   21
  Sigma-Aldrich                                      327                   13
                                                                    ----------
                                                                        1,214
                                                                    ----------
COAL MINING -- 0.0%
  Arch Coal                                          100                    2
  Massey Energy                                      325                    7
                                                                    ---------
                                                                            9
                                                                    ---------
COMMERCIAL SERVICES -- 0.3%
  Cendant*                                         2,048                   40
  Certegy*                                           100                    3
  Deluxe                                             392                   16
  Iron Mountain*                                     100                    4
  KPMG Consulting*                                   200                    3
  Manpower                                           319                   11
  Quanta Services*                                    55                    1
  Quintiles Transnational*                           328                    5
  Service International*                           1,100                    6
  Servicemaster                                    1,151                   16
  Ticketmaster, Cl B*                                100                    2
  Viad                                               239                    6
  WebMD*                                             489                    4
                                                                    ----------
                                                                          117
                                                                    ----------
COMMUNICATIONS EQUIPMENT -- 0.1%
  ADC Telecommunications*                          2,400                   11
  Advanced Fibre Communication*                      264                    5
  Harris                                             287                    9
  Sycamore Networks*                                 300                    1
  Utstarcom*                                         257                    7
                                                                    ----------
                                                                           33
                                                                    ----------
COMPUTERS & SERVICES -- 3.6%
  3Com*                                              930                    6
  Acxiom*                                            354                    6
  Apple Computer*                                  1,466                   32
  Ariba*                                             600                    4
  Autodesk                                         4,920                  183
  Ceridian*                                          467                    9
  CMGI*                                            1,324                    2
  CNET Networks*                                     152                    1
  Compaq Computer                                  7,245                   71
  Computer Sciences*                                 703                   34
  Diebold                                            409                   17
  Earthlink*                                         125                    2
  Electronic Data Systems                            249                   17
  Enterasys Networks*                                468                    4
  Gateway*                                           600                    5



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Hewlett-Packard                                  6,777            $     139
  International Business Machines                  3,663                  443
  NCR*                                             7,237                  267
  Oni Systems*                                       300                    2
  Openwave Systems*                                  400                    4
  Palm*                                            1,000                    4
  Quantum-DLT & Storage*                             944                    9
  Reynolds & Reynolds, Cl A                        4,923                  119
  Riverstone Networks*                               240                    4
  RSA Security*                                      176                    3
  Sandisk*                                           232                    3
  Storage Technology*                                300                    6
  Unisys*                                          1,241                   16
                                                                    ----------
                                                                        1,412
                                                                    ----------
CONTAINERS & PACKAGING -- 0.6%
  Ball                                             2,400                  170
  Bemis                                              283                   14
  Newell Rubbermaid                                1,144                   31
  Pactiv*                                            600                   11
  Smurfit-Stone Container*                           820                   13
  Sonoco Products                                    377                   10
                                                                    ----------
                                                                          249
                                                                    ----------
DRUGS -- 2.3%
  Abbott Laboratories                              2,721                  152
  AmerisourceBergen                                  111                    7
  Bristol-Myers Squibb                             2,476                  126
  Eli Lilly                                          700                   55
  Henry Schein*                                      200                    7
  ICN Pharmaceuticals                                216                    7
  McKesson HBOC                                    1,020                   38
  Merck                                            7,934                  467
  Mylan Laboratories                                 325                   12
  Omnicare                                           300                    8
                                                                    ----------
                                                                          879
                                                                    ----------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.4%
  Arrow Electronics*                                 494                   15
  Avnet                                              516                   13
  AVX                                                200                    5
  Illinois Tool Works                              1,056                   71
  Kemet*                                             462                    8
  Molex                                              535                   17
  Snap-On                                            200                    7
  Solectron*                                         464                    5
  Stanley Works                                      428                   20
  Vishay Intertechnology*                            516                   10
                                                                    ----------
                                                                          171
                                                                    ----------



--------------------------------------------------------------------------------
20              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
ELECTRICAL SERVICES -- 5.4%
  Allegheny Energy                                   461            $      17
  Allete                                             300                    8
  Alliant Energy                                     334                   10
  Ameren                                             596                   25
  American Electric Power                          1,472                   64
  American Power Conversion*                         684                   10
  Aquila*                                            200                    3
  Black Hills                                        100                    3
  Cinergy                                            616                   21
  CMS Energy                                         602                   14
  Conectiv                                           300                    7
  Consolidated Edison                              1,003                   40
  Constellation Energy Group                         622                   16
  Dominion Resources                               1,176                   71
  DPL                                                458                   11
  DTE Energy                                         596                   25
  Duke Energy                                      3,342                  131
  Edison International*                            8,068                  122
  Energy East                                      4,687                   89
  Entergy                                            909                   36
  Exelon                                           1,399                   67
  FirstEnergy                                      1,278                   45
  FPL Group                                        4,259                  240
  Great Plains Energy                                300                    8
  Hubbell, Cl B                                      192                    6
  Idacorp                                            100                    4
  MDU Resources Group                                200                    6
  Mirant*                                            488                    8
  Niagara Mohawk Holdings*                           781                   14
  NiSource                                           971                   22
  Northeast Utilities                                452                    8
  NRG Energy*                                        191                    3
  NSTAR                                              188                    8
  OGE Energy                                         200                    5
  PG&E*                                            7,378                  142
  Pinnacle West Capital                            3,306                  138
  Potomac Electric Power                             484                   11
  PPL                                                610                   21
  Progress Energy                                    981                   44
  Public Service Enterprise Group                  5,301                  224
  Puget Energy                                       436                   10
  Reliant Energy                                   3,972                  105
  Reliant Resources*                                 200                    3
  Scana                                              362                   10
  Southern                                         3,131                   79
  Teco Energy                                        653                   17
  TXU                                              1,116                   53
  Utilicorp United                                   518                   13
  Western Resources                                  400                    7
  Wisconsin Energy                                   515                   12
  XCEL Energy                                      1,647                   46
                                                                    ----------
                                                                        2,102
                                                                    ----------




--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
  International Speedway, Cl A                        51            $       2
                                                                    ----------
ENVIRONMENTAL SERVICES -- 0.3%
  Allied Waste Industries*                           342                    5
  Republic Services*                                 663                   13
  Waste Management                                 2,752                   88
                                                                    ----------
                                                                          106
                                                                    ----------
FINANCIAL SERVICES -- 9.7%
  AG Edwards                                         346                   15
  Allied Capital                                   8,600                  224
  American Express                                 5,300                  189
  Bear Stearns                                     5,189                  304
  Citigroup                                       22,932                1,158
  Countrywide Credit Industries                    6,373                  261
  Dun & Bradstreet*                                  300                   11
  E*trade Group*                                     600                    6
  Fannie Mae                                       6,792                  540
  Franklin Resources                                 743                   26
  Freddie Mac                                        753                   49
  Goldman Sachs Group                                871                   81
  H&R Block                                          402                   18
  Household International                          5,532                  321
  Instinet Group*                                    200                    2
  Knight Trading Group*                              241                    3
  Lehman Brothers Holdings                         1,022                   68
  Merrill Lynch                                    3,636                  189
  Moody's                                            170                    7
  Morgan Stanley Dean Witter                       4,437                  248
  Stilwell Financial                                 889                   24
  T. Rowe Price Group                                517                   18
                                                                    ----------
                                                                        3,762
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 4.9%
  Adolph Coors, Cl B                               1,587                   85
  Anheuser-Busch                                   2,150                   97
  Archer-Daniels-Midland                           2,410                   35
  Brown-Forman, Cl B                                  88                    5
  Campbell Soup                                      546                   16
  Coca-Cola                                        1,502                   71
  Coca-Cola Enterprises                              651                   12
  Conagra Foods                                    2,256                   54
  Constellation Brands, Cl A*                        200                    8
  Fortune Brands                                     647                   26
  General Mills                                    1,521                   79
  Hershey Foods                                      266                   18
  HJ Heinz                                           937                   38
  Hormel Foods                                       226                    6
  Kellogg                                            633                   19
  McCormick                                          137                    6
  PepsiAmericas                                      411                    6



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              21

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  PepsiCo                                          2,548            $     124
  Philip Morris                                   12,849                  589
  RJ Reynolds Tobacco Holdings                     2,675                  151
  Ruddick                                          2,100                   34
  Sara Lee                                         2,008                   45
  Smithfield Foods*                                  400                    9
  Supervalu                                       11,035                  244
  Tootsie Roll Industries                             58                    2
  Tyson Foods, Cl A                                6,658                   77
  UST                                                395                   14
  WM Wrigley Jr.                                     380                   19
                                                                    ----------
                                                                        1,889
                                                                    ----------
GAS/NATURAL GAS -- 0.8%
  EL Paso                                          1,606                   72
  KeySpan                                            586                   20
  Kinder Morgan                                      285                   16
  National Fuel Gas                                  326                    8
  Nicor                                               92                    4
  Questar                                            343                    8
  Sempra Energy                                    4,876                  120
  Vectren                                            200                    5
  Williams                                         1,847                   47
                                                                    ----------
                                                                          300
                                                                    ----------
GLASS PRODUCTS -- 0.1%
  Corning                                          2,200                   20
                                                                    ----------
GOLD -- 0.0%
  Newmont Mining                                     410                    8
                                                                    ---------
HOTELS & LODGING -- 0.3%
  Harrah's Entertainment*                            544                   20
  Hilton Hotels                                    1,313                   14
  Mandalay Resort Group*                             397                    9
  Marriott International, Cl A                       808                   33
  MGM Mirage*                                        343                   10
  Park Place Entertainment*                          933                    9
  Starwood Hotels & Resorts Worldwide                813                   24
                                                                    ----------
                                                                          119
                                                                    ----------
HOUSEHOLD PRODUCTS, FURNITURE & FIXTURES -- 1.0%
  Clorox                                             663                   26
  Ethan Allen Interiors                              200                    8
  Leggett & Platt                                    828                   19
  Maytag                                             202                    6
  Sherwin-Williams                                   571                   16
  Valspar                                            200                    8
  Whirlpool                                        4,289                  315
                                                                    ----------
                                                                          398
                                                                    ----------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
INSURANCE -- 6.6%
  Aetna                                              558            $      18
  Aflac                                            1,160                   29
  Allmerica Financial                                263                   12
  Allstate                                         9,114                  307
  AMBAC Financial Group                            4,520                  262
  American Financial Group                           100                    2
  American International Group                     3,037                  241
  AON                                              1,025                   36
  Chubb                                              767                   53
  Cigna                                            2,577                  239
  Cincinnati Financial                               719                   27
  CNA Financial*                                     200                    6
  Conseco*                                         1,490                    7
  Erie Indemnity, Cl A                               119                    5
  Fidelity National Financial                        430                   11
  Hartford Financial Services Group                1,087                   68
  HCC Insurance Holdings                             300                    8
  Health Net*                                        500                   11
  Humana*                                            800                    9
  Jefferson-Pilot                                    738                   34
  John Hancock Financial Services                  1,393                   58
  Leucadia National                                  100                    3
  Lincoln National                                   929                   45
  Loew's                                           4,669                  259
  Marsh & McLennan                                   510                   55
  MBIA                                               712                   38
  Mercury General                                    100                    4
  Metlife                                          1,365                   43
  MGIC Investment                                    392                   24
  Mony Group                                         181                    6
  Nationwide Financial Services, Cl A                192                    8
  Old Republic International                       7,343                  206
  PMI Group                                        3,394                  227
  Progressive-Ohio                                   222                   33
  Protective Life                                    236                    7
  Radian Group                                       372                   16
  Reinsurance Group of America                        53                    2
  Safeco                                             570                   18
  St. Paul                                           896                   39
  Torchmark                                          460                   18
  Transatlantic Holdings                              42                    4
  Trigon Healthcare*                                 209                   15
  Unitrin                                            173                    7
  UnumProvident                                      881                   23
  Wellpoint Health Networks*                         247                   29
                                                                    ----------
                                                                        2,572
                                                                    ----------
LEASING & RENTING -- 0.0%
  Gatx                                               187                    6
  United Rentals*                                    200                    5
                                                                    ----------
                                                                           11
                                                                    ----------



--------------------------------------------------------------------------------
22              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
LEISURE PRODUCTS -- 0.2%
  Brunswick                                          474            $      10
  Callaway Golf                                      300                    6
  Hasbro                                             610                   10
  Mattel                                           1,844                   32
  Six Flags*                                         368                    5
                                                                    ----------
                                                                           63
                                                                    ----------
MACHINERY -- 1.9%
  Black & Decker                                     294                   11
  Capstone Turbine*                                  300                    2
  Caterpillar                                      1,445                   75
  Crane                                              187                    5
  Cummins                                          4,300                  166
  Deere                                            1,021                   45
  Dover                                              721                   27
  Emerson Electric                                 1,926                  110
  Pall                                               344                    8
  Parker Hannifin                                    469                   21
  Pentair                                            140                    5
  Pitney Bowes                                       979                   37
  Rockwell International                           5,053                   90
  Tecumseh Products, Cl A                          3,000                  152
                                                                    ----------
                                                                          754
                                                                    ----------
MEDICAL PRODUCTS & SERVICES -- 2.6%
  Apogent Technologies*                              400                   10
  Aviron*                                            100                    5
  Bausch & Lomb                                    4,537                  171
  Baxter International                               164                    9
  Beckman Coulter                                  2,800                  124
  Becton Dickinson                                 1,094                   36
  Boston Scientific*                               1,066                   26
  Celera Genomics Group - Applera*                   247                    7
  CR Bard                                            222                   14
  Dentsply International                             100                    5
  HCA                                              6,596                  254
  Health Management Associates, Cl A*                676                   12
  Healthsouth*                                     1,615                   24
  Hillenbrand Industries                             186                   10
  Johnson & Johnson                                2,972                  176
  Manor Care*                                        400                   10
  Tenet Healthcare*                                1,219                   72
  Triad Hospitals*                                   200                    6
  UnitedHealth Group                                 245                   17
  Universal Health Services, Cl B*                    96                    4
  Viasys Healthcare*                                 109                    2
  Zimmer Holdings*                                   307                    9
                                                                    ----------
                                                                        1,003
                                                                    ----------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
METALS & METAL FABRICATE/HARDWARE -- 0.6%
  Alcoa                                            3,279            $     117
  Phelps Dodge                                       263                    9
  Precision Castparts                                300                    8
  Timken                                           7,000                  113
                                                                    ----------
                                                                          247
                                                                    ----------
MISCELLANEOUS MANUFACTURING -- 0.4%
  Cooper Industries                                  361                   12
  Minnesota Mining & Manufacturing                 1,193                  141
  Teleflex                                           100                    5
                                                                    ----------
                                                                          158
                                                                    ----------
OFFICE/BUSINESS EQUIPMENT -- 0.2%
  Avery Dennison                                     219                   12
  HON Industries                                     200                    6
  Imagistics International Incorporated*             278                    4
  Steelcase, Cl A                                    219                    3
  Xerox                                            2,988                   31
                                                                    ----------
                                                                           56
                                                                    ----------
PAPER & PAPER PRODUCTS -- 0.6%
  Boise Cascade                                      337                   12
  Bowater                                            196                    9
  Georgia-Pacific Group                              927                   26
  International Paper                              2,089                   84
  Mead                                               394                   12
  Temple-Inland                                      146                    8
  Westvaco                                           410                   12
  Weyerhaeuser                                       962                   52
  Willamette Industries                              360                   19
                                                                    ----------
                                                                          234
                                                                    ----------
PETROLEUM & FUEL PRODUCTS -- 9.6%
  Amerada Hess                                     3,871                  242
  Apache                                             449                   22
  Burlington Resources                               420                   16
  ChevronTexaco                                    4,600                  412
  Conoco                                           9,666                  273
  Devon Energy                                       491                   19
  Ensco International                                104                    3
  EOG Resources                                       85                    3
  Equitable Resources                                214                    7
  Exxon Mobil                                     35,364                1,390
  Forest Oil*                                        100                    3
  Global Industries Ltd.*                            444                    4
  Grant Prideco*                                     319                    4
  Helmerich & Payne                                  241                    8
  Kerr-McGee                                         418                   23
  Marathon Oil                                     8,128                  244




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              23

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Murphy Oil                                         100            $       8
  Newfield Exploration*                               53                    2
  Noble Affiliates                                   276                   10
  Occidental Petroleum                             1,327                  300
  Ocean Energy                                       400                    8
  Phillips Petroleum                               6,925                  417
  Pioneer Natural Resources*                         400                    8
  Pogo Producing                                     200                    5
  Pride International*                               512                    8
  Sunoco                                             268                   10
  Tidewater                                          204                    7
  Ultramar Diamond Shamrock                        4,760                  235
  Unocal                                           1,069                   39
  Valero Energy                                      334                   13
  Varco International*                               129                    2
  Weatherford International*                         100                    4
                                                                    ----------
                                                                        3,749
                                                                    ----------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.6%
  Eastman Kodak                                    7,351                  216
                                                                    ----------
PRINTING & PUBLISHING -- 0.8%
  McGraw-Hill                                        579                   35
  Meredith                                           100                    4
  Readers Digest Association, Cl A                   465                   11
  RR Donnelley & Sons                              8,765                  260
  Valassis Communications*                           200                    7
  Washington Post, Cl B                                6                    3
                                                                    ----------
                                                                          320
                                                                    ----------
RAILROADS -- 0.9%
  Burlington Northern Santa Fe                     7,309                  208
  CSX                                                905                   32
  Norfolk Southern                                 1,616                   30
  Union Pacific                                    1,142                   65
                                                                    ----------
                                                                          335
                                                                    ----------
REAL ESTATE -- 0.0%
  Catellus Development*                              300                    6
  Security Capital Group, Cl B*                      400                   10
                                                                    ----------
                                                                           16
                                                                    ----------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
  AMB Property                                       203                    5
  Apartment Investment & Management, Cl A            221                   10
  Archstone-Smith Trust                              660                   17
  Arden Realty                                       300                    8
  AvalonBay Communities                              266                   13
  Boston Properties                                  421                   16



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  CarrAmerica Realty                                 179            $       5
  Crescent Real Estate                               335                    6
  Duke Realty                                        423                   10
  Equity Office Properties Trust                   1,937                   58
  Equity Residential Properties Trust              1,160                   33
  General Growth Properties                          155                    6
  Health Care Property Investors                     300                   11
  Hospitality Properties Trust                       400                   12
  Host Marriott                                    1,152                   10
  iStar Financial                                    260                    7
  Kimco Realty                                       267                    9
  Liberty Property Trust                             203                    6
  Mack-Cali Realty                                   355                   11
  New Plan Excel Realty Trust                        200                    4
  Plum Creek Timber                                  604                   17
  Prologis Trust                                     441                   10
  Public Storage                                     344                   12
  Rouse                                              202                    6
  Simon Property Group                               628                   18
  Vornado Realty Trust                               410                   17
                                                                    ----------
                                                                          337
                                                                    ----------
RETAIL -- 4.2%
  Albertson's                                      8,465                  267
  Autonation*                                        986                   12
  Autozone*                                          228                   16
  Barnes & Noble*                                    200                    6
  Big Lots*                                          353                    4
  Blockbuster, Cl A                                  123                    3
  Borders Group*                                     300                    6
  Brinker International*                             334                   10
  Circuit City Stores-Circuit City Group             824                   21
  CVS                                                244                    7
  Darden Restaurants                               8,561                  303
  Federated Department Stores*                     5,478                  224
  Foot Locker*                                       600                   10
  JC Penney                                        1,049                   28
  Kmart*                                           2,186                   12
  Limited                                          1,556                   23
  May Department Stores                            1,387                   51
  McDonald's                                       5,671                  150
  Neiman-Marcus Group, Cl A*                         100                    3
  Nordstrom                                          377                    8
  Office Depot*                                    1,288                   24
  Outback Steakhouse*                                263                    9
  Payless Shoesource*                                100                    6
  Rite Aid*                                          468                    2
  Ross Stores                                        355                   11
  Saks*                                              387                    4
  Sears Roebuck                                    5,918                  282


--------------------------------------------------------------------------------
24              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Staples*                                           595            $      11
  Target                                           1,768                   73
  Toys `R' Us*                                       829                   17
  Tricon Global Restaurants*                         611                   30
  Wendy's International                              401                   12
  Winn-Dixie Stores                                  360                    5
                                                                    ---------
                                                                        1,650
                                                                    ---------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.6%
  Advanced Micro Devices*                            399                    6
  Agilent Technologies*                            1,200                   34
  Amkor Technology*                                  200                    3
  Atmel*                                             800                    6
  Cirrus Logic*                                      200                    3
  Conexant Systems*                                  700                   10
  Cypress Semiconductor*                             226                    5
  Danaher                                            100                    6
  JDS Uniphase*                                    2,700                   23
  Johnson Controls                                   404                   33
  LSI Logic*                                         900                   14
  Micron Technology*                               1,200                   37
  National Semiconductor*                            500                   15
  Sanmina-SCI*                                       408                    8
  Tektronix*                                         386                   10
  Thermo Electron*                                   752                   18
  Vitesse Semiconductor*                             200                    3
                                                                    ---------
                                                                          234
                                                                    ---------
SOFTWARE & PROGRAMMING -- 0.3%
  BMC Software*                                      300                    5
  Computer Associates International                2,000                   69
  Compuware*                                         704                    8
  Intuit*                                            214                    9
  Network Associates*                                253                    7
  Sybase*                                            178                    3
  Tibco Software*                                    100                    1
  Vignette*                                          700                    4
                                                                    ---------
                                                                          106
                                                                    ---------
STEEL & STEEL WORKS -- 0.1%
  AK Steel Holding                                   300                    3
  Allegheny Technologies                             199                    3
  Nucor                                              412                   22
  United States Steel                                471                    9
                                                                    ---------
                                                                           37
                                                                    ---------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS -- 8.0%
  Allegiance Telecom*                                200            $       2
  Alltel                                           1,347                   83
  American Tower, Cl A*                              541                    5
  AT&T                                            20,100                  365
  BellSouth                                       11,125                  424
  Broadwing*                                         940                    9
  CenturyTel                                         566                   18
  Citizens Communications*                           567                    6
  Crown Castle International*                        364                    4
  Level 3 Communications*                            926                    5
  Lucent Technologies                             14,600                   92
  McLeodUSA, Cl A*                                 2,030                    1
  Motorola                                         8,987                  135
  Nextel Partners, Cl A*                             100                    1
  NTL*                                               696                    1
  PanAmSat*                                          172                    4
  Qwest Communications International               3,289                   46
  SBC Communications                              15,732                  616
  Sprint (FON Group)                              13,269                  266
  TeleCorp PCS, Cl A*                                 54                    1
  Telephone & Data Systems                           148                   13
  Tellium*                                           100                    1
  US Cellular*                                        35                    2
  Verizon Communications                          16,199                  769
  Williams Communications Group*                   2,284                    5
  WorldCom-MCI Group                                 530                    7
  WorldCom-WorldCom Group*                        17,054                  240
                                                                    ----------
                                                                        3,121
                                                                    ----------
TRUCKING -- 0.2%
  United Parcel Service, Cl B                        230                   12
  Yellow*                                          2,700                   68
                                                                    ----------
                                                                           80
                                                                    ----------
WATER UTILITIES -- 0.1%
  American Water Works                               395                   16
                                                                    ----------
WHOLESALE -- 0.4%
  Costco Wholesale*                                1,672                   74
  Genuine Parts                                      784                   29
  Ingram Micro, Cl A*                                200                    3
  Sysco                                              862                   23
  Tech Data*                                         231                   10
  WW Grainger                                        359                   17
                                                                    ----------
                                                                          156
                                                                    ----------
Total Common Stock
  (Cost $38,116)                                                       38,303
                                                                    ----------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              25

STATEMENT OF NET ASSETS


SEI VP Large Cap Value Fund (Concluded)


--------------------------------------------------------------------------------
                                              Shares/Face Amount   Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.1%
  U.S. Treasury Bills,
       1.750%, 02/28/02 (A)                        $  25            $      25
                                                                    ---------
Total U.S. Treasury Obligation
  (Cost $25)                                                               25
                                                                    ---------
CASH EQUIVALENT -- 0.3%
  Evergreen Select Money Market Fund             125,796                  126
                                                                    ---------
Total Cash Equivalent
  (Cost $126)                                                             126
                                                                    ---------
REPURCHASE AGREEMENT -- 0.3%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price $137,120
    (collateralized by various
    U.S. Treasury Obligations,
    total market value $141,448)                     137                  137
                                                                    ---------
Total Repurchase Agreement
  (Cost $137)                                                             137
                                                                    ---------
Total Investments -- 99.2%
  (Cost $38,404)                                                       38,591
                                                                    ---------
Other Assets and Liabilities, Net-- 0.8%                                  297
                                                                    ---------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 3,809,913 outstanding shares
  of beneficial interest                                               39,076
Accumulated net realized loss on investments                             (377)
Net unrealized appreciation on investments                                187
Net unrealized appreciation on futures contracts                            2
                                                                    ---------
Total Net Assets -- 100.0%                                          $  38,888
                                                                    =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                        $   10.21
                                                                    =========


* Non-Income Producing Security

(A) Security, or portion thereof, is pledged as collateral on open futures contracts.

Cl -- Class

Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
26              SEI Insurance Products Trust / Annual Report / December 31, 2001

SEI VP Large Cap Growth Fund

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
APPAREL/TEXTILES -- 0.9%
  Cintas                                           5,700            $     274
                                                                    ----------
BANKS -- 2.4%
  Bank One                                         3,600                  140
  JP Morgan Chase                                  8,800                  320
  State Street                                     4,400                  230
                                                                    ----------
                                                                          690
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.4%
  AOL Time Warner*                                23,700                  761
  Liberty Media, Cl A*                            42,000                  588
  Viacom, Cl B*                                    4,500                  198
                                                                    ----------
                                                                        1,547
                                                                    ----------
CABLE TV -- 1.3%
  Comcast, Cl A*                                  10,300                  371
                                                                    ----------
COMMERCIAL SERVICES -- 1.4%
  Paychex                                         11,900                  415
                                                                    ----------
COMPUTERS & SERVICES -- 7.1%
  Cisco Systems*                                  43,625                  790
  Dell Computer*                                   8,200                  223
  Electronic Data Systems                          3,800                  260
  EMC-Mass*                                        8,600                  116
  Juniper Networks*                                7,200                  136
  Veritas Software*                               11,500                  516
                                                                    ----------
                                                                        2,041
                                                                    ----------
DATA PROCESSING -- 4.0%
  Automatic Data Processing                        4,200                  247
  First Data                                       7,300                  573
  Fiserv*                                          8,000                  339
                                                                    ----------
                                                                        1,159
                                                                    ----------
DRUGS -- 10.6%
  American Home Products                           1,400                   86
  Cardinal Health                                 11,300                  731
  Pfizer                                          43,200                1,721
  Pharmacia                                        8,400                  358
  Schering-Plough                                  4,600                  165
                                                                    ----------
                                                                        3,061
                                                                    ----------
ELECTRICAL COMPONENTS & EQUIPMENT -- 1.2%
  Solectron*                                      30,900                  349
                                                                    ----------
ELECTRICAL SERVICES -- 1.0%
  AES*                                            17,000                  278
                                                                    ----------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.4%
  Charles Schwab                                  30,400            $     470
  Citigroup                                       16,800                  848
  Concord EFS*                                     9,000                  295
  Goldman Sachs Group                              6,000                  557
  MBNA                                            10,850                  382
  Morgan Stanley Dean Witter                       6,900                  386
  T. Rowe Price Group                              1,900                   66
                                                                    ----------
                                                                        3,004
                                                                    ----------
INSURANCE -- 4.8%
  American International Group                    16,500                1,310
  Wellpoint Health Networks*                         700                   82
                                                                    ----------
                                                                        1,392
                                                                    ----------
MEDICAL PRODUCTS & SERVICES -- 7.1%
  Amgen*                                           3,000                  169
  IMS Health                                      14,700                  287
  Johnson & Johnson                                7,500                  443
  Medtronic                                       22,300                1,142
                                                                    ----------
                                                                        2,041
                                                                    ----------
MISCELLANEOUS MANUFACTURING -- 6.7%
  General Electric                                27,000                1,082
  Tyco International Ltd.                         14,400                  848
                                                                    ----------
                                                                        1,930
                                                                    ----------
PETROLEUM & FUEL PRODUCTS -- 1.1%
  Noble Drilling*                                  5,700                  194
  Transocean Sedco Forex                           4,100                  139
                                                                    ----------
                                                                          333
                                                                    ----------
RETAIL -- 8.9%
  Home Depot                                      29,300                1,495
  Kohl's*                                          9,300                  655
  Wal-Mart Stores                                  1,900                  109
  Walgreen                                         9,600                  323
                                                                    ----------
                                                                        2,582
                                                                    ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 8.2%
  Altera*                                         14,000                  297
  Applied Micro Circuits*                          6,200                   70
  Flextronics International Ltd.*                 19,400                  466
  Intel                                           31,200                  981
  JDS Uniphase*                                    3,500                   30
  Micron Technology*                              12,800                  397
  Sanmina-SCI*                                     5,900                  118
                                                                    ----------
                                                                        2,359
                                                                    ----------


--------------------------------------------------------------------------------
27              SEI Insurance Products Trust / Annual Report / December 31, 2001

STATEMENT OF NET ASSETS


SEI VP Large Cap Growth Fund (Concluded)



--------------------------------------------------------------------------------
                                              Shares/Face Amount   Market Value
Description                                        ($ Thousands)  ($ Thousands)
--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING -- 7.1%
  BEA Systems*                                     2,900            $      44
  Check Point Software Technologies*               2,600                  104
  DST Systems*                                     4,400                  219
  Microsoft*                                      22,700                1,504
  Sungard Data Systems*                            5,800                  168
                                                                    ----------
                                                                        2,039
                                                                    ----------
TELEPHONES & TELECOMMUNICATIONS -- 5.5%
  Amdocs Ltd.*                                     2,700                   92
  AT&T Wireless Services*                         29,900                  429
  Nokia Oyj ADR                                   35,700                  876
  Vodafone Group PLC ADR                           7,400                  190
                                                                    ----------
                                                                        1,587
                                                                    ----------
WHOLESALE -- 2.4%
  Costco Wholesale*                               13,200                  586
  Fastenal                                         1,600                  106
                                                                    ----------
                                                                          692
                                                                    ----------
Total Common Stock
  (Cost $29,236)                                                       28,144
                                                                    ----------
CASH EQUIVALENT -- 0.01%
  First Union Cash Management Program             36,010                   36
                                                                    ----------
Total Cash Equivalent
  (Cost $36)                                                               36
                                                                    ----------
REPURCHASE AGREEMENT -- 0.9%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price
    $243,268 (collateralized by
    various U.S. Treasury Obligations,
    total market value $250,948)                    $243                  243
                                                                    ----------
Total Repurchase Agreement
  (Cost $243)                                                             243
                                                                    ---------
Total Investments -- 98.5%
  (Cost $29,515)                                                       28,423
                                                                    ---------
Other Assets and Liabilities, Net -- 1.5%                                 445
                                                                    ---------


--------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 5,299,862 outstanding shares
  of beneficial interest                                            $  39,744
Accumulated net realized loss on investments                           (9,784)
Net unrealized depreciation on investments                             (1,092)
                                                                    ---------
Total Net Assets -- 100.0%                                          $  28,868
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                        $    5.45
                                                                    ==========


* Non-Income Producing Security

ADR -- American Depositary Receipt

Cl -- Class

Ltd. -- Limited

PLC -- Public Liability Company

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
28              SEI Insurance Products Trust / Annual Report / December 31, 2001

SEI VP Small Cap Value Fund


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
AEROSPACE & DEFENSE -- 0.2%
  Kaman, Cl A                                      2,400            $      37
                                                                    ----------
AGRICULTURE -- 1.1%
  Delta & Pine Land                                7,400                  168
                                                                    ----------
AIR TRANSPORTATION -- 1.5%
  EGL*                                            16,350                  228
                                                                    ----------
APPAREL/TEXTILES -- 1.2%
  Kellwood                                         5,075                  122
  Phillips-Van Heusen                              3,100                   34
  Unifi*                                           5,475                   39
                                                                    ----------
                                                                          195
                                                                    ----------
AUTOMOTIVE PARTS & EQUIPMENT -- 1.8%
  AO Smith                                         1,400                   27
  ArvinMeritor                                     5,000                   98
  Harsco                                           2,600                   89
  Sonic Automotive*                                2,800                   66
                                                                    ----------
                                                                          280
                                                                    ----------
BANKS -- 9.4%
  BankAtlantic Bancorp, Cl A                      10,400                   95
  Banknorth Group                                  3,632                   82
  Colonial Bancgroup                               7,000                   99
  Commercial Federal                               6,675                  157
  Downey Financial                                 2,100                   87
  First Citizens Bancshares, Cl A                    400                   39
  Firstfed Financial*                              3,100                   79
  Flagstar Bancorp                                 4,100                   82
  Independence Community Bank                      1,500                   34
  MAF Bancorp                                      1,900                   56
  OceanFirst Financial                             2,300                   56
  Pacific Century Financial                       11,100                  287
  Seacoast Financial Services                      3,600                   62
  Staten Island Bancorp                            7,000                  114
  UMB Financial                                    1,990                   80
  Washington Federal                               2,900                   75
                                                                    ----------
                                                                        1,484
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.3%
  Hollinger International                         17,000                  199
                                                                    ----------
BUILDING & CONSTRUCTION -- 5.7%
  Butler Manufacturing                             2,400                   67
  M/I Schottenstein Homes                          1,700                   85
  MDC Holdings                                     2,750                  104
  Nortek*                                          1,700                   48
  NVR*                                               200                   41


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Ryland Group                                     2,000            $     146
  Standard-Pacific                                 2,600                   63
  Texas Industries                                 4,205                  155
  Winnebago Industries                             2,500                   92
  York International                               2,500                   95
                                                                    ----------
                                                                          896
                                                                    ----------
CHEMICALS -- 3.4%
  Albemarle                                        3,400                   81
  Cytec Industries*                                8,625                  233
  Ethyl*                                           5,600                    5
  Millennium Chemicals                            13,150                  166
  Olin                                             1,300                   21
  Wellman                                          1,800                   28
                                                                    ----------
                                                                          534
                                                                    ----------
COMMERCIAL SERVICES -- 1.0%
  CDI*                                             1,600                   30
  Insurance Auto Auctions*                         5,250                   76
  Stewart Enterprises, Cl A*                       8,800                   53
                                                                    ----------
                                                                          159
                                                                    ----------
COMMUNICATIONS EQUIPMENT -- 2.9%
  Andrew*                                         13,975                  306
  Davox*                                           7,225                   70
  Inter-Tel                                        4,200                   81
                                                                    ----------
                                                                          457
                                                                    ----------
COMPUTERS & SERVICES -- 5.7%
  Anixter International*                           1,900                   55
  Avant*                                           3,500                   72
  Brady, Cl A                                      6,025                  220
  Checkpoint Systems*                              5,500                   74
  Iomega*                                          2,980                   25
  Paxar*                                          10,150                  144
  ProQuest*                                        4,800                  163
  Storage Technology*                              5,000                  103
  SYKES Enterprises*                               5,000                   47
                                                                    ----------
                                                                          903
                                                                    ----------
DRUGS -- 0.2%
  Alpharma, Cl A                                   1,300                   34
                                                                    ----------
ELECTRICAL COMPONENTS & EQUIPMENT -- 3.2%
  Acuity Brands*                                  11,425                  138
  Barnes Group                                     2,300                   55
  Belden                                           4,925                  116
  General Cable                                    5,400                   71
  Lincoln Electric Holdings                        3,600                   88
  Methode Electronics, Cl A                        5,000                   40
                                                                    ----------
                                                                          508
                                                                    ----------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              29

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
ELECTRICAL SERVICES -- 2.1%
  EL Paso Electric*                                6,400            $      93
  PNM Resources                                    3,100                   87
  RGS Energy Group                                 2,300                   86
  UIL Holdings                                     1,200                   62
                                                                    ----------
                                                                          328
                                                                    ----------
ENTERTAINMENT -- 2.9%
  Gaylord Entertainment*                           8,150                  200
  Speedway Motorsports*                            9,925                  251
                                                                    ----------
                                                                          451
                                                                    ----------
FINANCIAL SERVICES -- 4.7%
  Doral Financial                                  2,700                   84
  Metris                                          11,200                  288
  Student Loan                                     1,000                   81
  Waddell & Reed Financial, Cl A                   9,050                  291
                                                                    ----------
                                                                          744
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 2.3%
  Dean Foods*                                      1,100                   75
  Dole Food                                        3,900                  105
  Fleming                                          3,100                   57
  Pilgrims Pride, Cl A                               300                    3
  Pilgrims Pride, Cl B                             2,200                   30
  Universal                                        2,500                   91
                                                                    ----------
                                                                          361
                                                                    ----------
GAS/NATURAL GAS -- 1.2%
  Cascade Natural Gas                              1,300                   29
  Oneok                                            3,600                   64
  UGI                                              2,900                   88
                                                                    ----------
                                                                          181
                                                                    ----------
HOTELS & LODGING -- 1.2%
  Aztar*                                           5,500                  101
  Prime Hospitality*                               7,800                   86
                                                                    ----------
                                                                          187
                                                                    ----------
HOUSEHOLD PRODUCTS, FURNITURE & FIXTURES -- 0.3%
  Kimball International, Cl B                      1,600                   24
  Salton*                                          1,300                   25
                                                                    ----------
                                                                           49
                                                                    ----------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
INSURANCE -- 4.8%
  AmerUs Group                                     2,400            $      86
  CNA Surety                                       1,900                   30
  Commerce Group                                   2,600                   98
  Delphi Financial Group, Cl A                     1,000                   33
  FBL Financial Group, Cl A                        1,660                   28
  Landamerica Financial Group                      2,100                   60
  Pacificare Health Systems*                       2,900                   46
  Phoenix*                                        10,375                  192
  Presidential Life                                3,300                   68
  Stewart Information Services*                    4,625                   91
  Vesta Insurance Group                            3,600                   29
                                                                    ----------
                                                                          761
                                                                    ----------
LEASING & RENTING -- 1.0%
  Rent-A-Center*                                   1,800                   61
  Ryder System                                     4,200                   93
                                                                    ----------
                                                                          154
                                                                    ----------
LEISURE PRODUCTS -- 1.8%
  Arctic Cat                                       3,900                   66
  Callaway Golf                                   11,700                  224
                                                                    ----------
                                                                          290
                                                                    ----------
MACHINERY -- 4.5%
  Applied Industrial Technologies                  3,400                   63
  Axcelis Technologies*                           19,875                  256
  Crane                                            7,675                  197
  Gehl*                                              600                    9
  Imation*                                         3,900                   84
  JLG Industries                                   4,400                   47
  Magnetek*                                        5,200                   47
                                                                    ----------
                                                                          703
                                                                    ----------
MARINE TRANSPORTATION -- 0.4%
  Alexander & Baldwin                              2,300                   61
                                                                    ----------
MEDICAL PRODUCTS & SERVICES -- 5.5%
  Arrow International                              2,900                  116
  Edwards Lifesciences*                           10,400                  287
  Haemonetics*                                     8,205                  278
  Sola International*                              5,800                  113
  US Oncology*                                     9,000                   68
                                                                    ----------
                                                                          862
                                                                    ----------


--------------------------------------------------------------------------------
30              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
METALS & METAL FABRICATE/HARDWARE -- 0.8%
  Commercial Metals                                2,000            $      70
  Quanex                                           1,300                   37
  ROHN Industries*                                 7,400                   15
                                                                    ----------
                                                                          122
                                                                    ----------
MISCELLANEOUS MANUFACTURING -- 5.5%
  Blyth                                            9,000                  209
  ESCO Technologies*                               2,500                   86
  National Service Industries                     10,950                   22
  NCH                                                800                   42
  Pittston Brink's Group                          15,525                  343
  SPS Technologies*                                1,860                   65
  Tredegar                                         5,175                   99
                                                                    ----------
                                                                          866
                                                                    ----------
OFFICE/BUSINESS EQUIPMENT -- 1.8%
  Ikon Office Solutions                            3,800                   44
  Standard Register                                1,700                   32
  Wallace Computer Services                       10,850                  206
                                                                    ----------
                                                                          282
                                                                    ----------
PAPER & PAPER PRODUCTS -- 2.0%
  Rayonier                                         4,165                  210
  Rock-Tenn, Cl A                                  3,100                   45
  Schweitzer-Mauduit International                 2,700                   64
                                                                    ----------
                                                                          319
                                                                    ----------
PETROLEUM & FUEL PRODUCTS -- 2.9%
  Forest Oil*                                      2,925                   82
  Frontier Oil                                     2,300                   38
  Giant Industries*                                1,500                   14
  Patina Oil & Gas                                 4,100                  113
  Valero Energy                                    1,800                   69
  Varco International*                             5,625                   84
  Vintage Petroleum                                3,400                   49
                                                                    ----------
                                                                          449
                                                                    ----------
PRINTING & PUBLISHING -- 3.2%
  American Greetings, Cl A                        14,350                  198
  Banta                                            3,100                   91
  Bowne                                           12,000                  154
  Consolidated Graphics*                           2,700                   52
                                                                    ----------
                                                                          495
                                                                    ----------
REAL ESTATE -- 0.7%
  Avatar Holdings*                                 4,425                  104
                                                                    ----------



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
RETAIL -- 3.6%
  Bob Evans Farms                                  1,900            $      47
  Brown Shoe                                       3,800                   62
  Cato, Cl A                                       3,900                   74
  Dillards, Cl A                                   4,100                   66
  Dress Barn*                                      2,300                   57
  Great Atlantic & Pacific Tea*                    3,800                   90
  Lone Star Steakhouse & Saloon                    3,000                   44
  Ryan's Family Steak Houses*                      5,800                  126
                                                                    ----------
                                                                          566
                                                                    ----------
RUBBER & PLASTIC -- 0.7%
  Bandag                                             800                   28
  Cooper Tire & Rubber                             5,300                   84
                                                                    ----------
                                                                          112
                                                                    ----------
SOFTWARE & PROGRAMMING -- 2.9%
  Ansys*                                           1,500                   37
  Dendrite International*                         13,575                  191
  Digi International*                              6,500                   41
  Harman International Industries                  2,500                  113
  Progress Software*                               4,650                   80
                                                                    ----------
                                                                          462
                                                                    ----------
STEEL & STEEL WORKS -- 0.3%
  AK Steel Holding                                 4,200                   48
                                                                    ----------
TELEPHONES & TELECOMMUNICATIONS -- 0.2%
  Microcell Telecommunications*                   13,200                   33
                                                                    ----------
TRUCKING -- 1.6%
  Arkansas Best*                                   2,900                   83
  Roadway                                          1,900                   70
  USFreightways                                    1,600                   50
  Yellow*                                          1,900                   48
                                                                    ----------
                                                                          251
                                                                    ----------
WHOLESALE -- 0.6%
  Daisytek International*                          2,300                   30
  Handleman*                                       4,600                   69
                                                                    ----------
                                                                           99
                                                                    ----------
Total Common Stock
  (Cost $13,100)                                                       15,422
                                                                    ----------
Warrants -- 0.0%
  Dime Bancorp (A)*                                1,000                   --
                                                                    ----------
Total Warrants
  (Cost $0)                                                                --
                                                                    ----------




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              31

STATEMENT OF NET ASSETS


SEI VP Small Cap Value Fund (Concluded)


--------------------------------------------------------------------------------
                                           Shares/Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price $400,307
    (collateralized by various
    U.S. Treasury Obligations,
    total market value $412,944)                     $  400         $     400
                                                                    ----------
Total Repurchase Agreement
  (Cost $400)                                                             400
                                                                    ----------
CASH EQUIVALENT -- 0.1%
  Evergreen Select Money Market Fund                 22,124                22
                                                                    ----------
Total Cash Equivalent
  (Cost $22)                                                               22
                                                                    ----------
Total Investments -- 100.8%
  (Cost $13,522)                                                       15,844
                                                                    ----------
Other Assets and Liabilities, Net -- (0.8)%
                                                                         (125)
                                                                    ----------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 1,250,236 outstanding shares
  of beneficial interest                                               13,403
Accumulated net investment income                                           2
Accumulated net realized loss on investments                               (8)
Net unrealized appreciation on investments                              2,322
                                                                    ----------
Total Net Assets -- 100.0%                                          $  15,719
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                        $   12.57
                                                                    ==========

* Non-Income Producing Security

(A) Represents a potential distribution settlement in a legal claim. Does not have a strike price or expiration date.

Cl -- Class

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
32              SEI Insurance Products Trust / Annual Report / December 31, 2001

SEI VP Small Cap Growth Fund


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
AEROSPACE & DEFENSE -- 1.5%
  Alliant Techsystems*                               900            $      70
  DRS Technologies*                                2,200                   78
                                                                    ----------
                                                                          148
                                                                    ----------
AUTOMOTIVE PARTS & EQUIPMENT -- 4.1%
  Circuit City Stores-Carmax*                      5,000                  114
  Copart*                                          3,900                  142
  Group 1 Automotive*                              1,400                   40
  PEP Boys-Manny Moe & Jack                        2,200                   38
  Polaris Industries                                 600                   34
  Sonic Automotive*                                1,200                   28
                                                                    ----------
                                                                          396
                                                                    ----------
BANKS -- 2.8%
  Independence Community Bank                      3,300                   75
  IndyMac Bancorp*                                 2,300                   54
  New York Community Bancorp                       1,900                   43
  Roslyn Bancorp                                   2,650                   46
  UCBH Holdings                                    1,600                   46
                                                                    ----------
                                                                          264
                                                                    ----------
BATTERIES -- 0.8%
  Wilson Greatbatch Technologies*                  2,200                   79
                                                                    ----------
COMMERCIAL SERVICES -- 2.3%
  Coinstar*                                        1,900                   48
  FTI Consulting*                                  1,400                   46
  Intercept Group*                                 1,900                   78
  Maximus*                                         1,200                   50
                                                                    ----------
                                                                          222
                                                                    ----------
COMMUNICATIONS EQUIPMENT -- 1.9%
  Advanced Fibre Communication*                    2,400                   42
  Anaren Microwave*                                2,900                   50
  Harris                                           1,500                   46
  Powerwave Technologies*                          2,700                   47
                                                                    ----------
                                                                          185
                                                                    ----------
COMPUTERS & SERVICES -- 8.0%
  CACI International, Cl A*                        3,000                  118
  Expedia, Cl A*                                   1,300                   53
  InterVoice-Brite*                                3,300                   42
  Kronos*                                          1,900                   92
  Lantronix*                                       8,100                   51
  MCSi*                                            2,500                   59
  NYFIX*                                           2,600                   52



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Overture Services*                               2,300            $      82
  Perot Systems, Cl A*                             2,900                   59
  Reynolds & Reynolds, Cl A                        3,100                   75
  Silicon Storage Technology*                      4,700                   45
  Verisity Ltd.*                                   2,400                   46
                                                                    ----------
                                                                          774
                                                                    ----------
DRUGS -- 10.1%
  AdvancePCS*                                      1,500                   44
  Alkermes*                                        2,400                   63
  BioMarin Pharmaceuticals*                        3,800                   51
  Cephalon*                                          500                   38
  Cubist Pharmaceuticals*                          3,100                  112
  First Horizon Pharmaceutical*                    7,500                  220
  Henry Schein*                                    2,900                  107
  Ilex Oncology*                                   2,400                   65
  Medicines*                                       5,900                   68
  Medicis Pharmaceutical, Cl A*                      800                   52
  Neurocrine Biosciences*                          2,000                  103
  Pozen*                                           3,900                   21
  SICOR*                                           1,600                   25
                                                                    ----------
                                                                          969
                                                                    ----------
ELECTRICAL COMPONENTS & EQUIPMENT -- 1.6%
  Cymer*                                           2,000                   53
  Engineered Support Systems                         900                   31
  Power-One*                                       6,900                   72
                                                                    ----------
                                                                          156
                                                                    ----------
ENVIRONMENTAL SERVICES -- 0.9%
  Stericycle*                                      1,400                   85
                                                                    ----------
FINANCIAL SERVICES -- 0.5%
  Affiliated Managers Group*                         700                   49
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 3.0%
  Constellation Brands, Cl A*                      1,300                   56
  Dean Foods*                                      1,400                   95
  Smithfield Foods*                                2,400                   53
  Vector Group Ltd.                                2,500                   82
                                                                    ----------
                                                                          286
                                                                    ----------
HOTELS & LODGING -- 0.6%
  Ameristar Casinos*                               2,300                   58
                                                                    ----------
INSURANCE -- 1.2%
  Brown & Brown                                    1,900                   52
  Fidelity National Financial                      1,800                   44
  Hilb, Rogal & Hamilton                             300                   17
                                                                    ----------
                                                                          113
                                                                    ----------





--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              33

STATEMENT OF NET ASSETS


SEI VP Small Cap Growth Fund (Concluded)


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
LEISURE PRODUCTS -- 1.7%
  Direct Focus*                                    2,700            $      84
  Shuffle Master*                                  4,750                   75
                                                                    ----------
                                                                          159
                                                                    ----------
MEDICAL PRODUCTS & SERVICES -- 13.5%
  American Medical Systems Holdings*               5,900                  122
  Ameripath*                                       2,800                   90
  Amsurg*                                            900                   24
  Cell Therapeutics*                               2,800                   68
  Charles River Laboratories International*        1,300                   44
  Connetics*                                       5,800                   69
  Diagnostic Products                              2,100                   92
  Genta*                                           3,400                   48
  Hologic*                                         5,300                   49
  Insmed*                                          5,200                   20
  Intermune*                                       1,100                   54
  Invitrogen*                                        600                   37
  Lumenis Ltd.*                                    2,300                   45
  MGI Pharma*                                      4,500                   69
  NDCHealth                                        1,400                   48
  Pediatrix Medical Group*                         2,100                   71
  PolyMedica*                                      2,800                   47
  PSS World Medical*                               1,800                   15
  Renal Care Group*                                3,800                  122
  Steris*                                          3,500                   64
  Varian Medical Systems*                            700                   50
  Wright Medical Group*                            2,600                   47
                                                                    ----------
                                                                        1,295
                                                                    ----------
PETROLEUM & FUEL PRODUCTS -- 3.9%
  Horizon Offshore*                                4,400                   33
  Key Energy Services*                             9,200                   85
  National-Oilwell*                                3,200                   66
  Patterson-UTI Energy*                            3,200                   75
  Precision Drilling*                              2,800                   72
  XTO Energy                                       2,800                   49
                                                                    ----------
                                                                          380
                                                                    ----------
RETAIL -- 15.3%
  Action Performance*                              2,200                   67
  AFC Enterprises*                                 1,300                   37
  Alloy*                                           3,600                   78
  American Eagle Outfitters*                       3,700                   97
  Bebe Stores*                                     3,200                   60
  CBRL Group                                       1,600                   47
  Charlotte Russe Holding*                         2,800                   52
  Chico's FAS*                                     1,750                   69
  Childrens Place*                                 3,700                  100
  Electronics Boutique Holdings*                   1,700                   68



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Factory 2-U Stores*                              1,400            $      28
  Fred's                                           2,100                   86
  HOT Topic*                                       2,800                   88
  Insight Enterprises*                             2,400                   59
  O'Reilly Automotive*                             3,800                  139
  Pacific Sunwear of California*                   3,900                   80
  Pathmark Stores*                                 1,600                   39
  Regis                                            3,700                   95
  Ruby Tuesday                                     2,900                   60
  Tweeter Home Entertainment Group*                4,300                  125
                                                                    ----------
                                                                        1,474
                                                                    ----------
SCHOOLS -- 0.9%
  Career Education*                                2,500                   86
                                                                    ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 10.9%
  Alpha Industries*                                  700                   15
  Artisan Components*                              2,800                   44
  ASM International N.V.*                          2,500                   49
  Asyst Technologies*                              5,500                   70
  Entegris*                                        3,300                   36
  FEI*                                             2,700                   85
  Flir Systems*                                    2,300                   87
  Integrated Circuit Systems*                      2,300                   52
  Itron*                                           2,100                   64
  LTX*                                             3,000                   63
  Microtune*                                       1,100                   26
  Monolithic System Technology*                    3,100                   64
  Mykrolis*                                        1,700                   27
  O2Micro International Ltd.*                      3,100                   75
  Photronics*                                      2,200                   69
  RF Micro Devices*                                1,800                   35
  Rudolph Technologies*                            1,700                   58
  Virage Logic*                                    3,900                   75
  Zoran*                                           1,600                   52
                                                                    ----------
                                                                        1,046
                                                                    ----------
SOFTWARE & PROGRAMMING -- 8.4%
  Borland Software*                                4,900                   77
  Digimarc*                                        3,500                   65
  F5 Networks*                                     2,900                   62
  Gtech Holdings*                                  2,200                  100
  Iona Technologies PLC ADR*                       1,400                   28
  Lawson Software*                                 1,900                   30
  Midway Games*                                    4,400                   66
  NETIQ*                                           1,700                   60
  Raindance Communications*                        7,500                   43
  Stellent*                                        2,700                   80
  Take-Two Interactive Software*                   4,100                   66
  THQ*                                             1,300                   63
  Vastera*                                         4,200                   70
                                                                    ----------
                                                                          810
                                                                    ----------



--------------------------------------------------------------------------------
34              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                           Shares/Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
STEEL & STEEL WORKS -- 0.8%
  Maverick Tube*                                   4,300            $      56
  Shaw Group*                                      1,000                   23
                                                                    ----------
                                                                           79
                                                                    ----------
TELEPHONES & TELECOMMUNICATIONS -- 0.8%
  Metro One Telecommunications*                    2,600                   79
                                                                    ----------
TRUCKING -- 0.5%
  USFreightways                                    1,500                   47
                                                                    ----------
WHOLESALE -- 0.6%
  Performance Food Group*                          1,600                   56
                                                                    ----------
Total Common Stock
  (Cost $8,764)                                                         9,295
                                                                    ----------

WARRANTS -- 0.0%
  Endo Pharmaceuticals Holdings*
    expires 12/31/02                               1,500                    1
                                                                    ----------
Total Warrants
  (Cost $5)                                                                 1
                                                                    ----------

REPURCHASE AGREEMENT -- 3.5%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price $340,272
    (collateralized by various U.S.
    Treasury Obligations, total
    market value $351,014)                          $340                  340
                                                                    ----------
Total Repurchase Agreement
  (Cost $340)                                                             340
                                                                    ----------
Total Investments -- 100.1%
  (Cost $9,109)                                                         9,636
                                                                    ----------
Other Assets and Liabilities, Net -- (0.1)%
                                                                          (11)
                                                                    ----------



--------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 1,280,574 outstanding shares
  of beneficial interest                                            $  11,917
Accumulated net realized loss on investments                           (2,819)
Net unrealized appreciation on investments                                527
                                                                    ----------
Total Net Assets -- 100.0%                                          $   9,625
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                        $    7.52
                                                                    ==========


* Non-Income Producing Security

ADR -- American Depositary Receipt

Cl -- Class

Ltd. -- Limited

PLC -- Public Liability Company

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              35

STATEMENT OF NET ASSETS


SEI VP International Equity Fund


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 95.8%
AUSTRALIA -- 2.8%
  Australia and New Zealand Banking
    Group Ltd.                                     5,100            $      46
  BHP Billiton Ltd.                               43,091                  232
  Foster's Group Ltd.                             14,093                   35
  National Australia Bank Ltd.                     1,429                   23
  News Ltd.                                        3,703                   30
  News Ltd. ADR*                                     200                    6
  QBE Insurance Group Ltd.                         5,807                   23
  WMC Ltd.                                         5,900                   29
  Woolworths Ltd.                                  8,321                   48
                                                                    ----------
                                                                          472
                                                                    ----------
CANADA -- 2.0%
  Abitibi-Consolidated                             1,700                   13
  Alcan                                              100                    4
  Bombardier, Cl B                                 6,100                   63
  Celestica*                                       1,540                   62
  Magna International, Cl A                        1,000                   63
  National Bank of Canada                          1,200                   22
  Nortel Networks                                  4,200                   32
  Suncor Energy                                      400                   13
  Thomson                                          1,100                   33
  Thomson (USD)                                    1,000                   30
  Zarlink Semiconductor*                             600                    7
                                                                    ----------
                                                                          342
                                                                    ----------
FINLAND -- 3.7%
  Nokia Oyj                                       17,796                  459
  Nokia Oyj ADR                                      700                   17
  Stora Enso Oyj, Cl R                             8,091                  104
  UPM-Kymmene Oyj                                  1,400                   46
                                                                    ----------
                                                                          626
                                                                    ----------
FRANCE -- 9.3%
  Accor                                            4,714                  171
  Air Liquide                                        300                   42
  Aventis                                          2,960                  210
  Bouygues                                         3,500                  115
  Groupe Danone                                      300                   37
  LVMH Moet Hennessy Louis Vuitton                   400                   16
  Michelin (C.G.D.E.), Cl B                          900                   30
  Pechiney, Cl A                                     700                   36
  Peugeot                                            400                   17
  Sanofi-Synthelabo                                5,970                  446
  Schneider Electric                                 900                   43
  Societe Television Francaise                     2,300                   58



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  TotalFinaElf                                       864            $     124
  Usinor                                           4,587                   57
  Vivendi Universal                                3,363                  184
                                                                    ----------
                                                                        1,586
                                                                    ----------
GERMANY -- 6.0%
  Aixtron                                            600                   14
  Allianz                                            879                  208
  Bayerische Motoren Werke                         1,300                   46
  DaimlerChrysler                                  2,700                  116
  Deutsche Bank                                      250                   18
  Deutsche Telekom                                   600                   10
  E.ON                                             1,449                   75
  Epcos                                              500                   26
  Infineon Technologies                            1,300                   27
  Metro                                            1,800                   63
  Muenchener Rueckversicherungs                      406                  110
  SAP                                                820                  107
  Siemens                                          2,986                  199
                                                                    ----------
                                                                        1,019
                                                                    ----------
GREECE -- 0.2%
  Coca-Cola Hellenic Bottling*                     1,000                   14
  Hellenic Telecommunications Organization*        1,200                   20
                                                                    ----------
                                                                           34
                                                                    ----------
HONG KONG -- 4.6%
  Cheung Kong Holdings Ltd.                       13,000                  135
  China Mobile Ltd.*                              47,990                  169
  Hang Lung Properties Ltd.                       12,000                   12
  Hutchison Whampoa                               20,400                  197
  Johnson Electric Holdings                       26,000                   27
  Li & Fung Ltd.                                  28,000                   31
  Shangri-La Asia Ltd.                            22,000                   17
  Sun Hung Kai Properties Ltd.                    18,000                  146
  Swire Pacific Ltd., Cl A                        10,000                   55
                                                                    ----------
                                                                          789
                                                                    ----------
IRELAND -- 1.1%
  Allied Irish Banks                               4,900                   57
  CRH                                              4,300                   76
  Elan ADR*                                          700                   31
  Irish Life & Permanent                           1,800                   18
                                                                    ----------
                                                                          182
                                                                    ----------


--------------------------------------------------------------------------------
36              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
ITALY -- 3.1%
  Assicurazioni Generali*                          2,800            $      78
  ENI-Ente Nazionale Idrocarburi*                 12,708                  159
  Fiat                                             7,213                  116
  TIM                                             30,331                  169
                                                                    ----------
                                                                          522
                                                                    ----------
JAPAN -- 19.3%
  Acom Ltd.                                          800                   58
  Advantest                                        1,000                   57
  Aeon Ltd.                                        3,000                   68
  Canon                                            4,000                  138
  Chubu Electric Power                             1,300                   23
  Chugai Pharmaceutical Ltd.                       3,000                   35
  Daiwa Securities Group                           4,000                   21
  Furukawa Electric Co Ltd.                        1,000                    5
  Hirose Electric Ltd.                             1,000                   68
  Hitachi Ltd.                                     3,000                   22
  Hoya                                               500                   30
  Japan Airlines Ltd.                              9,000                   22
  Keyence                                            200                   33
  Kokusai Securities Ltd.                          2,000                   12
  Matsushita Communication Industries                700                   19
  Matsushita Electric Industrial                   8,000                  103
  Mitsubishi Estate                                6,000                   44
  Mitsubishi Heavy Industries Ltd.                12,000                   32
  Mitsubishi Motors*                              14,000                   24
  Mitsui Fudosan Ltd.                              7,000                   53
  Mitsui Sumitomo Insurance Ltd.                  12,000                   56
  Murata Manufacturing Ltd.                        2,600                  156
  NEC                                             12,000                  122
  Nikko Cordial                                    5,000                   22
  Nikon                                            4,000                   31
  Nintendo Ltd.                                      800                  140
  Nippon Telegraph & Telephone                         5                   16
  Nissan Motor Ltd.                               43,000                  228
  Nomura Holdings                                 10,000                  128
  NTT Docomo                                          24                  282
  ORIX                                               900                   81
  Promise Ltd.                                       600                   33
  Rohm Ltd.                                        1,520                  197
  Sankyo Ltd.                                      1,000                   17
  Sekisui House Ltd.                               4,000                   29
  Sharp                                           16,000                  187
  Shin-Etsu Chemical Ltd.                          1,300                   47
  Shionogi Ltd.                                    4,000                   68
  Sony                                             2,800                  128
  Sumitomo Mitsui Banking                          2,000                    9
  Sumitomo Realty & Development                    4,000                   18
  Suzuki Motor                                     4,000                   44
  Takefuji                                           180                   13
  TDK                                                700                   33


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Tokyo Electric Power                             1,000            $      21
  Tokyo Electron Ltd.                              4,300                  211
  Tokyu                                            6,000                   18
  Toray Industries                                15,000                   36
  UFJ Holdings*                                       11                   24
  Ushio                                            3,000                   34
                                                                    ----------
                                                                        3,296
                                                                    ----------
MEXICO -- 0.9%
  America Movil de CV, Ser L ADR                   2,900                   57
  Telefonos de Mexico ADR                          3,000                  105
                                                                    ----------
                                                                          162
                                                                    ----------
NETHERLANDS -- 8.7%
  ABN Amro Holding                                 2,414                   39
  Aegon                                            6,852                  186
  Ahold                                            4,406                  128
  ASML Holding*                                    3,200                   56
  Hagemeyer                                        1,900                   36
  Heineken                                         3,350                  127
  Heineken Holding, Cl A                             750                   21
  ING Groep                                          800                   20
  Philips Electronics                              6,203                  184
  Philips Electronics ADR                            400                   12
  Royal Dutch Petroleum                            1,100                   56
  Royal KPN*                                      11,490                   58
  Unilever                                         2,612                  153
  VNU                                              7,564                  232
  Wolters Kluwer                                   7,828                  179
                                                                    ----------
                                                                        1,487
                                                                    ----------
NORWAY -- 0.5%
  Norsk Hydro                                        700                   30
  Statoil*                                         6,900                   47
                                                                    ----------
                                                                           77
                                                                    ----------
PORTUGAL -- 0.1%
  Portugal Telecom SGPS ADR*                       1,938                   15
                                                                    ----------
SINGAPORE -- 1.3%
  DBS Group Holdings Ltd.                          2,000                   15
  Hong Kong Land Holdings Ltd.                     9,000                   17
  Oversea-Chinese Banking                          3,000                   18
  Singapore Airlines Ltd.                          2,000                   12
  Singapore Technologies
    Engineering Ltd.                              18,000                   23
  Singapore Telecommunications Ltd.              115,000                  109
  Singapore Telecommunications Ltd.*
    (AUD)                                          7,728                    7
  United Overseas Bank Ltd.                        3,000                   21
                                                                    ----------
                                                                          222
                                                                    ----------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              37

STATEMENT OF NET ASSETS


SEI VP International Equity Fund (Concluded)


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
SOUTH KOREA -- 3.0%
  Korea Telecom ADR                                2,321            $      47
  Pohang Iron & Steel ADR                          3,316                   76
  Samsung Electronics GDR (A)                      3,348                  388
                                                                    ----------
                                                                          511
                                                                    ----------
SPAIN -- 1.5%
  Altadis                                            900                   15
  Banco Bilbao Vizcaya Argentaria                  6,200                   77
  Inditex*                                         2,500                   48
  Telefonica*                                      8,100                  108
                                                                    ----------
                                                                          248
                                                                    ----------
SWEDEN -- 1.0%
  Assa Abloy, Cl B                                 3,200                   46
  Foreningssparbanken                              3,100                   39
  Svenska Handelsbanken                            2,700                   40
  Telefonaktiebolaget LM Ericson, Cl B            10,000                   54
                                                                    ----------
                                                                          179
                                                                    ----------
SWITZERLAND -- 6.2%
  Compagnie Financiere Richemont, Cl A             4,554                   85
  Credit Suisse Group*                             6,241                  266
  Holcim Ltd., Cl B                                  367                   79
  Nestle, Cl B                                       373                   80
  Novartis                                         2,997                  108
  Roche Holding                                    2,172                  155
  STMicroelectronics                               1,300                   42
  STMicroelectronics ADR                             200                    6
  Swiss Reinsurance                                1,343                  135
  Swisscom                                           274                   76
  UBS*                                               561                   28
                                                                    ----------
                                                                        1,060
                                                                    ----------
TAIWAN -- 1.5%
  Taiwan Semiconductor
    Manufacturing Ltd. ADR*                       10,313                  177
  United Microelectronics ADR*                     7,907                   76
                                                                    ----------
                                                                          253
                                                                    ----------



--------------------------------------------------------------------------------
                                           Shares/Face Amount      Market Value
Description                                       (Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
UNITED KINGDOM -- 19.0%
  ARM Holdings*                                    3,500            $      18
  AstraZeneca                                      4,886                  220
  AstraZeneca (SEK)                                6,900                  316
  BAE Systems                                     55,202                  249
  BG Group                                         7,800                   32
  BHP Billiton                                     5,700                   29
  Brambles Industries*                             8,000                   40
  British Airways                                  6,000                   17
  BT Group                                        22,780                   84
  Centrica                                         8,000                   26
  Colt Telecom Group*                             17,569                   29
  Compass Group                                    5,184                   27
  GKN                                              7,300                   28
  GlaxoSmithKline                                  4,992                  125
  Granada                                          9,690                   20
  HBOS                                             2,900                   34
  HSBC Holdings                                   10,181                  119
  Lloyds TSB Group                                 5,360                   58
  Marks & Spencer                                 51,152                  269
  mmO2*                                           22,780                   29
  National Grid Group                              3,800                   24
  Pearson                                          4,100                   47
  Prudential                                       4,600                   53
  Reed International                              26,302                  218
  Reuters Group                                    5,300                   52
  Royal Bank of Scotland Group                    10,611                  258
  Shell Transport & Trading                        7,000                   48
  Shire Pharmaceuticals*                           2,000                   25
  Smiths Group                                     6,300                   62
  Tate & Lyle                                      4,100                   21
  Unilever NV                                      8,500                   70
  Vodafone Group                                 228,805                  599
                                                                    ----------
                                                                        3,246
                                                                    ----------
Total Foreign Common Stock
  (Cost $19,039)                                                       16,328
                                                                    ----------
FOREIGN CONVERTIBLE BONDS -- 0.1%
BERMUDA -- 0.1%
  Sanwa International Finance Trust
       1.250%, 08/01/05                JPY         3,000                    9
                                                                    ----------
LUXEMBURG -- 0.0%
  Hellenic Finance
       2.000%, 08/02/05                EUR             7                    6
                                                                    ----------
Total Foreign Convertible Bonds
  (Cost $41)                                                               15
                                                                    ----------



--------------------------------------------------------------------------------
38              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.0%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price
    $369,132 (collateralized by
    U.S. Treasury Obligations,
    total market value $380,785)                    $369            $     369
  State Street Bank
    0.850%, dated 12/31/01, matures
    01/02/02, repurchase price
    $146,003 (collateralized by
    U.S. Treasury Obligations,
    total market value $154,732)                     146                  146
                                                                    ----------
Total Repurchase Agreements
  (Cost $515)                                                             515
                                                                    ----------
Total Investments -- 98.9%
  (Cost $19,595)                                                       16,858
                                                                    ----------
Other Assets and Liabilities, Net -- 1.1%                                 189
                                                                    ----------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 2,826,069 outstanding shares
  of beneficial interest                                               23,809
Distributions in excess of net investment income                           (6)
Accumulated net realized loss on investments                           (4,019)
Net unrealized depreciation on investments                             (2,737)
                                                                    ----------
Total Net Assets -- 100.0%                                          $  17,047
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                        $    6.03
                                                                    ==========


* Non-Income Producing Security

(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

ADR -- American Depositary Receipt

AUD -- Australian Dollar

Cl -- Class

EUR -- Euro

GDR -- Global Depositary Receipt

JPY -- Japanese Yen

Ltd. -- Limited

SEK -- Swedish Krona

Ser -- Series

USD -- United States Dollar

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              39

STATEMENT OF NET ASSETS


SEI VP Emerging Markets Equity Fund


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 69.7%
BRAZIL -- 1.0%
  Banco Bradesco ADR                                 180            $       5
  Cia Siderurgica Nacional                     1,008,100                   16
  Embraer Aircraft ADR                             1,000                   22
  Petroleo Brasileiro ADR                          1,200                   28
  Tele Centro Oeste Celular
    Participacoes ADR                              1,000                    7
  Telesp Celular Participacoes ADR                   200                    2
  Uniao de Bancos Brasileiros GDR                    500                   11
                                                                    ----------
                                                                           91
                                                                    ----------
CHILE -- 1.3%
  Banco Santander-Chile ADR                          1,400                 26
  Cia Telecomunicacion Chile ADR*                    1,600                 22
  Compania Telecomunicaciones
    de Chile ADR*                                    2,480                 33
  Distribucion Y Servicio D&S ADR                    1,080                 14
  Endesa ADR                                         1,530                 16
                                                                    ----------
                                                                          111
                                                                    ----------
CHINA -- 0.1%
  Aluminum Corp. of China Ltd. ADR*                    310                  5
                                                                    ----------
CZECH REPUBLIC -- 0.6%
  Cesky Telecom GDR*                                 2,850                 28
  Komercni Banka GDR*                                2,950                 28
                                                                    ----------
                                                                           56
                                                                    ----------
EGYPT -- 0.1%
  Mobinil-Egyptian Mobile Network*                   1,020                  7
                                                                    ----------
HONG KONG -- 5.6%
  China Insurance International
    Holdings Ltd.                                   40,000                 25
  China Merchants Holdings
    International Ltd.                              12,000                  8
  China Mobile Ltd.*                                70,000                246
  China Overseas Land & Investments                158,000                 20
  China Petroleum & Chemical, Cl H                 134,000                 18
  China Resources Enterprise                        14,000                 13
  China Southern Airlines Ltd., Cl H*               31,000                  9
  China Unicom Ltd. ADR*                             1,400                 16
  Huaneng Power International, Cl H                 31,000                 19
  Legend Holdings Ltd.                              84,000                 43
  PetroChina Ltd., Cl H                            222,000                 39
  Qingling Motors, Cl H                             38,000                  6
  Shanghai Industrial Holdings Ltd.                  6,000                 11
  Yanzhou Coal Mining Ltd., Cl H                    64,000                 20
                                                                    ----------
                                                                          493
                                                                    ----------


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
HUNGARY -- 1.7%
  Gedeon Richter                                       200          $      11
  Gedeon Richter GDR                                   250                 13
  Matav                                             16,100                 53
  Matav ADR                                          1,980                 34
  MOL Magyar Olaj ES Gazipari GDR (A)                  740                 13
  OTP Bank GDR                                         350                 21
                                                                    ----------
                                                                          145
                                                                    ----------
INDIA -- 3.2%
  Dr. Reddy's Laboratories Ltd. ADR                  1,000                 19
  HDFC Bank Ltd. ADR*                                1,000                 14
  ITC Ltd. GDR                                       2,100                 33
  Mahanagar Telephone Nigam ADR*                     3,500                 21
  Ranbaxy Laboratories Ltd. GDR (A)                  2,000                 31
  Reliance Industries Ltd. GDR (A)                   9,100                124
  Satyam Computer Services ADR*                      1,300                 14
  State Bank of India Ltd. GDR                       2,900                 24
                                                                    ----------
                                                                          280
                                                                    ----------
INDONESIA -- 1.0%
  Gudang Garam*                                      5,000                  4
  HM Sampoerna                                      37,500                 12
  Indofood Sukses Makmur                            75,500                  4
  PT Bank Central Asia                             115,000                 16
  Telekomunikasi                                   171,900                 53
                                                                    ----------
                                                                           89
                                                                    ----------
ISRAEL -- 2.9%
  Bank Hapoalim Ltd.                                 4,800                 10
  Bezeq Israeli Telecommunication Ltd.*              9,300                 13
  Check Point Software Technologies*                 2,062                 82
  Elbit Systems Ltd.                                   600                 11
  Lumenis Ltd.*                                        700                 14
  Orbotech Ltd.*                                       240                  8
  Precise Software Solutions Ltd.*                     500                 10
  Taro Pharmaceuticals Industries*                     800                 32
  Teva Pharmaceutical Industries ADR                 1,220                 75
                                                                    ----------
                                                                          255
                                                                    ----------
LUXEMBURG -- 0.1%
  Quilmes Industrial ADR                               650                  8
                                                                    ----------
MALAYSIA -- 4.1%
  Malayan Banking                                   44,600                 97
  Perusahaan Otomobil Nasional                      10,000                 21
  Public Bank                                       30,000                 21
  Resorts World                                     46,000                 75
  Telekom Malaysia                                  29,500                 80
  Tenaga Nasional                                   22,400                 63
                                                                    ----------
                                                                          357
                                                                    ----------


--------------------------------------------------------------------------------
40              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
MEXICO -- 10.4%
  America Movil de CV, Ser L ADR                    10,680          $     208
  Cemex                                              6,697                 34
  Cemex ADR                                            700                 17
  Coca-Cola Femsa ADR                                3,050                 61
  Consorcio ARA*                                     8,700                 15
  Fomento Economico Mexicano                         6,350                 21
  Grupo Financiero Banorte, Ser O*                   3,600                  8
  Grupo Financiero BBVA Bancomer*                  101,900                 93
  Grupo Iusacell de CV ADR*                            366                  1
  Grupo Modelo, Ser C                               17,000                 38
  Grupo Televisa ADR*                                1,060                 46
  Organizacion Soriana, Ser B*                       7,600                 21
  Telefonos de Mexico ADR                            5,690                200
  TV Azteca ADR                                      1,500                 10
  Walmart de Mexico, Ser C                          44,900                105
  Walmart de Mexico, Ser V                          14,000                 38
                                                                    ----------
                                                                          916
                                                                    ----------
PHILIPPINES -- 0.6%
  Ayala Land                                       115,000                 11
  Manila Electric, Cl B*                            13,000                  8
  Philippine Long Distance Telephone                 2,000                 16
  Philippine Long Distance Telephone
    ADR                                              1,200                 10
  SM Prime Holdings                                 67,000                  8
                                                                    ----------
                                                                           53
                                                                    ----------
POLAND -- 0.7%
  Bank Pekao GDR*                                      720                 15
  Powszechny Bank Kredytowy GDR                      1,180                 31
  Telekomunikacja Polska GDR*                        5,140                 18
                                                                    ----------
                                                                           64
                                                                    ----------
RUSSIA -- 4.3%
  JSC Mining & Smelting ADR*                           960                 16
  Lukoil Holding ADR                                   865                 42
  Mobile Telesystems ADR                             1,200                 43
  OAO Gazprom ADR                                    3,900                 38
  RAO Unified Energy Systems ADR                     1,600                 25
  RAO Unified Energy Systems GDR                     2,720                 43
  Surgutneftegaz ADR                                 8,290                129
  Vimpel Communications ADR*                           500                 13
  VimpelCom ADR*                                       300                  8
  YUKOS ADR                                            300                 24
                                                                    ----------
                                                                          381
                                                                    ----------
SOUTH AFRICA -- 5.8%
  ABSA Group Ltd.                                    5,400                 16
  African Bank Investments Ltd.                     46,400                 34
  Anglo American Platinum Ltd.                       2,480                 92
  Anglogold Ltd.*                                    1,050                 37



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Barloworld Ltd.*                                   7,700          $      38
  FirstRand Ltd.                                    98,700                 61
  Harmony Gold Mining Ltd. ADR                       2,401                 16
  Impala Platinum Holdings Ltd.                        400                 19
  M-Cell Ltd.*                                      18,300                 20
  Murray & Roberts Holdings Ltd.*                    9,700                  6
  Naspers Ltd., Ser N                                4,500                  7
  Profurn Ltd.*                                     45,000                  1
  Sanlam Ltd.                                       47,000                 36
  Sappi Ltd.*                                        2,200                 22
  Sasol Ltd.                                        10,520                 92
  Steinhoff International Holdings Ltd.             15,500                 12
  Super Group Ltd.                                   8,100                  6
                                                                    ----------
                                                                          515
                                                                    ----------
SOUTH KOREA -- 18.0%
  Good Morning Securities Ltd.*                      3,820                 17
  Hana Bank                                          3,838                 49
  Hyundai Development                                6,510                 40
  Hyundai Motor Ltd. GDR*                           18,800                 72
  Kookmin Bank ADR*                                  5,477                213
  Korea Electric Power ADR                          13,900                127
  Korea Telecom ADR                                  4,990                102
  KT Freetel*                                          530                 17
  LG Electronics GDR(A)                              3,800                 19
  Pohang Iron & Steel ADR                            5,900                136
  Samsung                                            3,440                 19
  Samsung Electronics GDR (A)                        4,100                474
  Samsung Eletro-Mechanics                             730                 24
  Shinhan Financial Group Ltd. GDR (A)*              3,900                105
  SK Telecom Ltd. ADR                                8,130                176
                                                                    ----------
                                                                        1,590
                                                                    ----------
TAIWAN -- 2.5%
  Advanced Semiconductor Engineering
    ADR*                                             4,526                 20
  ASE Test Ltd.*                                     1,100                 15
  Asustek Computer GDR                              19,605                 89
  China Steel GDR                                    2,600                 20
  Far Eastern Textile Ltd. GDR                         195                  1
  Fubon Insurance Ltd. GDR                           2,100                 21
  HON HAI Precision Industry GDR                     5,392                 54
                                                                    ----------
                                                                          220
                                                                    ----------
THAILAND -- 1.5%
  Advanced Info Service Public Ltd.                 55,000                 51
  Bangkok Bank*                                     11,000                 12
  BEC World                                          2,500                 11
  PTT*                                               3,600                  3
  Siam Cement*                                       1,500                 18
  Telecomasia Ltd.*                                 88,000                 20
  Thai Farmers Bank*                                43,200                 21
                                                                    ----------
                                                                          136
                                                                    ----------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              41

STATEMENT OF NET ASSETS


SEI VP Emerging Markets Equity Fund (Concluded)


--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
TURKEY -- 2.7%
  Anadolu Efes Biracilik Ve
    Malt Sanayii                                   795,426          $      20
  Enka Holdings Yatirim                            367,150                 26
  KOC Holdings                                     765,000                 20
  Migros Turk TAS                                  223,540                 19
  Trakya CAM Sanayii                             5,211,364                 18
  Turkcell Iletisim Hizmet                       4,262,554                 37
  Turkiye Garanti Bankasi*                       4,696,300                  9
  Turkiye IS Bankasi                             6,491,174                 36
  Vestel Elektronik Sanayi*                      5,165,000                 13
  Yapi VE Kredi Bankasi*                        14,500,600                 44
                                                                    ----------
                                                                          242
                                                                    ----------
UNITED KINGDOM -- 1.5%
  Anglo American                                     2,400                 37
  BHP Billiton                                       3,500                 18
  BHP Billiton (ZAR)                                11,900                 61
  Dimension Data Holdings                           15,830                 19
                                                                    ----------
                                                                          135
                                                                    ----------
VENEZUELA -- 0.0%
  CANTV ADR                                             79                  1
                                                                    ----------
Total Foreign Common Stock
  (Cost $6,043)                                                         6,150
                                                                    ----------
FOREIGN PREFERRED STOCK -- 10.0%
BRAZIL -- 9.6%
  Aracruz Celulose ADR                               1,900                 35
  Banco Bradesco                                 8,734,426                 47
  Banco Itau                                       790,000                 60
  Brasil Telecom                                 4,571,742                 26
  Brasil Telecom Participacoes ADR                     630                 26
  Centrais Eletricas Brasileiras, Cl B           1,510,000                 20
  Companhia Brasileira de Distribuicao
    Grupo de Acucar ADR*                               660                 15
  Companhia de Bebidas
    das Americas ADR                                 1,900                 39
  Companhia Paranaense
    de Energia ADR                                   1,700                 13
  Companhia Vale do Rio Doce ADR                     2,400                 57
  Companhia Vale do Rio Doce, Cl A                   2,400                 56
  Eletropaulo Metropolitana
    de Sao Paulo                                   660,000                 22
  Gerdau                                         3,372,000                 31
  Petroleo Brasileiro ADR                            7,110                158
  Tele Centro Oeste Celular
    Participacoes ADR                                3,400                 24
  Tele Norte Leste Participacoes ADR                 7,444                116
  Telecomunicacoes Brasileiras ADR                     600                 24
  Telemar Norte Leste                              814,000                 21



--------------------------------------------------------------------------------
                                                                   Market Value
Description                                       Shares          ($ Thousands)
--------------------------------------------------------------------------------
  Telesp Celular Participacoes ADR                     880          $       8
  Usinas Siderurgicas de Minas Gerais                4,200                 12
  Votorantim Celulose e Papel ADR*                   2,150                 38
                                                                    ----------
                                                                          848
                                                                    ----------
THAILAND -- 0.4%
  Siam Commercial Bank Ltd.*  85,900                                       33
                                                                    ----------
Total Foreign Preferred Stock
  (Cost $808)                                                             881
                                                                    ----------
EQUITY LINKED WARRANTS (B) -- 16.5%
INDIA -- 3.1%
  Hindustan Lever                                   12,177                 56
  Infosys                                            1,120                 95
  ITC Ltd.                                           4,400                 62
  Satyam Computer Services                           9,000                 44
  Wipro                                                400                 13
                                                                    ----------
                                                                          270
                                                                    ----------
SOUTH KOREA -- 1.7%
  Daishin Securities Ltd.                            5,710                 39
  Korea Telecom                                      1,550                 59
  LG Cable Ltd.                                      5,000                 55
                                                                    ----------
                                                                          153
                                                                    ----------
TAIWAN -- 11.7%
  Accton Technology*                                11,000                 28
  Ambit Microsystems                                 9,000                 41
  Au Optronics*                                     28,300                 30
  Cathay Financial Holding Ltd.*                    28,000                 46
  China Development Financial
    Holdings*                                       47,089                 32
  China Steel                                       86,000                 34
  Compal Electronics                                15,000                 19
  Delta Electronics                                 18,000                 31
  Formusa Chemical & Fibre                          38,000                 25
  Hon Hai Precision Industry                         6,000                 27
  Mediatek                                           1,800                 30
  Nan Ya Plastic                                    49,000                 38
  Quanta Computer                                   10,300                 34
  Realtek Semiconductor                              5,000                 24
  Ritek                                             16,500                 18
  Taiwan Semiconductor
    Manufacturing Ltd.*                            109,685                339
  United Microelectronics*                         135,428                212
  VIA Technologies                                   5,000                 20
                                                                    ----------
                                                                        1,028
                                                                    ----------
Total Equity Linked Warrants
(Cost $1,242)                                                           1,451
                                                                    ----------



--------------------------------------------------------------------------------
42              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.9%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price
    $107,497 (collateralized by
    U.S. Treasury Obligations, total
    market value $110,891)                            $108          $     108
  State Street Bank
    0.850%, dated 12/31/01, matures
    01/02/02, repurchase price
    $239,006 (collateralized by
    U.S. Treasury Obligations, total
    market value $249,573)                             239                239
                                                                    ----------
Total Repurchase Agreements
  (Cost $347)                                                             347
                                                                    ----------
Total Investments -- 100.1%
  (Cost $8,440)                                                         8,829
                                                                    ----------
Other Assets and Liabilities, Net -- (0.1)%
                                                                           (5)
                                                                    ----------



--------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 1,591,922 outstanding shares
  of beneficial interest                                            $  13,517
Accumulated net investment loss                                           (10)
Accumulated net realized loss on investments                           (5,072)
Net unrealized appreciation on investments                                389
                                                                    ----------
Total Net Assets-- 100.0%                                           $   8,824
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                        $    5.54
                                                                    ==========


* Non-Income Producing Security

(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

(B) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.

ADR -- American Depositary Receipt

Cl -- Class

GDR -- Global Depositary Receipt

Ltd. -- Limited

Ser -- Series

ZAR -- South African Rand

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              43

STATEMENT OF NET ASSETS


SEI VP Core Fixed Income Fund


--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 14.6%
  U.S. Treasury Bonds
       6.750%, 08/15/26                             $  380          $     429
       6.125%, 08/15/29                                355                377
       5.250%, 11/15/28                              1,160              1,087
  U.S. Treasury Bonds TIPS
       3.875%, 04/15/29                              3,898              4,156
       3.625%, 04/15/28                                 66                 67
       3.375%, 04/15/32                                240                237
  U.S. Treasury Notes
       5.000%, 08/15/11                                 50                 50
  U.S. Treasury STRIPS
       0.000%, 11/15/21                                330                101
       0.000%, 11/15/22                                330                 95
       0.000%, 11/15/27                                140                 31
                                                                    ----------
Total U.S. Treasury Obligations
  (Cost $6,641)                                                         6,630
                                                                    ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
  FHLMC
       5.875%, 03/21/11                                220                218
       5.625%, 03/15/11                                650                644
       5.500%, 07/15/06                                900                911
  FNMA
       6.625%, 11/15/10                                140                149
       6.250%, 02/01/11                                100                102
       5.375%, 11/15/11                                 60                 58
  FNMA (C)
       1.980%, 02/21/02                                850                848
  TVA
       7.140%, 05/23/12                                150                164
       7.125%, 05/01/30                                 30                 33
                                                                    ----------
Total U.S. Government Agency Obligations
  (Cost $3,106)                                                         3,127
                                                                    ----------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 38.6%
  FNMA
       8.000%, 08/01/29-08/01/30                       133                140
       7.500%, 06/01/30-01/01/31                     3,839              3,966
       7.000%, 02/01/16-08/01/30                       189                194
       6.500%, 12/01/14-02/01/31                     1,584              1,594
       6.000%, 10/01/29                                151                148
  FNMA TBA
       6.000%, 01/01/31                              1,600              1,563



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
  GNMA
       7.500%, 08/15/28-07/20/30                    $1,678          $   1,740
       7.000%, 10/15/27-05/15/29                       298                305
       6.500%, 02/15/29-07/15/29                       671                674
       6.000%, 02/15/29-04/15/29                       591                581
  GNMA TBA
       7.000%, 01/01/31                              1,000              1,021
       6.500%, 01/24/32                              4,800              4,813
       6.000%, 01/24/32                                800                784
                                                                    ----------
Total U.S. Government Mortgage-Backed Obligations
  (Cost $17,297)                                                       17,523
                                                                    ----------
CORPORATE OBLIGATIONS -- 13.4%
AEROSPACE & DEFENSE -- 2.5%
  British Aerospace Financial (B)
       7.500%, 07/01/27                                100                 99
       Lockheed Martin
       8.500%, 12/01/29                                235                281
       6.750%, 03/15/03                                100                104
  Systems 2001 Asset Trust (B)
       6.664%, 09/15/13                                623                642
                                                                    ----------
                                                                        1,126
                                                                    ----------
AUTOMOTIVE -- 0.1%
  Ford Motor
       8.900%, 01/15/32                                 40                 43
                                                                    ----------
BANKS -- 0.2%
  Key Bank
       7.000%, 02/01/11                                100                103
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.6%
  News America Holdings
       7.750%, 12/01/45                                150                139
  Viacom
       7.150%, 05/20/05                                100                107
                                                                    ----------
                                                                          246
                                                                    ----------
CABLE TV -- 0.2%
  Comcast Cable Communications
       6.750%, 01/30/11                                100                100
                                                                    ----------
CHEMICALS -- 0.1%
  Dow Chemical
       7.375%, 11/01/29                                 50                 55
                                                                    ----------




--------------------------------------------------------------------------------
44              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
COMPUTERS & SERVICES -- 0.4%
  Pittney Bowes Credit
       5.750%, 08/15/08                             $  200          $     199
                                                                    ----------
ELECTRICAL SERVICES -- 0.5%
  Progress Energy
       7.100%, 03/01/11                                100                104
  Southern California Edison, Ser 1993-J
       5.625%, 10/01/02                                100                 96
                                                                    ----------
                                                                          200
                                                                    ----------
ENVIRONMENTAL SERVICES -- 0.4%
  Waste Management
       7.100%, 08/01/26                                100                103
       7.000%, 07/15/28                                100                 93
                                                                    ----------
                                                                          196
                                                                    ----------
FINANCIAL SERVICES -- 3.8%
  Associates NA
       5.500%, 02/15/04                                100                103
  Dryden Investor Trust (B)
       7.157%, 07/23/08                                353                358
  GE Capital Franchise Finance MTN
       8.680%, 01/14/04                                150                165
       6.860%, 06/15/07                                 50                 54
  General Motors Acceptance MTN
       6.380%, 01/30/04                                700                721
  Secured Finance
       9.050%, 12/15/04                                300                334
                                                                    ----------
                                                                        1,735
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 1.1%
  Nabisco
       7.550%, 06/15/15                                100                109
  Pepsi Bottling Group, Ser B
       7.000%, 03/01/29                                150                158
  Philip Morris
       7.750%, 01/15/27                                225                233
                                                                    ----------
                                                                          500
                                                                    ----------
GAS/NATURAL GAS -- 0.3%
  Coastal
       6.950%, 06/01/28                                150                132
                                                                    ----------
INSURANCE -- 0.9%
  Loew's
       7.625%, 06/01/23                                350                354
       7.000%, 10/15/23                                 50                 47
                                                                    ----------
                                                                          401
                                                                    ----------



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 0.4%
  ChevronTexaco
       8.000%, 08/01/32                             $  150          $     180
                                                                    ----------
PETROLEUM EXPLORATION -- 0.3%
  Burlington Resources (B)
       6.500%, 12/01/11                                 50                 49
  Vastar Resources
       6.500%, 04/01/09                                 80                 83
                                                                    ----------
                                                                          132
                                                                    ----------
TELEPHONES & TELECOMMUNICATIONS -- 0.9%
  France Telecom (A)(B)
       7.317%, 03/01/31                                200                228
       6.698%, 03/01/11                                 75                 81
  Verizon Communications
       6.840%, 04/15/18                                100                 99
                                                                    ----------
                                                                          408
                                                                    ----------
TRANSPORTATION SERVICES -- 0.7%
  CSX
       7.950%, 05/01/27                                200                220
  Union Pacific
       7.125%, 02/01/28                                100                102
                                                                    ----------
                                                                          322
                                                                    ----------
Total Corporate Obligations
  (Cost $5,880)                                                         6,078
                                                                    ----------
YANKEE BONDS -- 9.1%
AUTOMOTIVE PARTS & EQUIPMENT -- 0.4%
  DaimlerChrysler Holdings NA
       7.400%, 01/20/05                                100                104
  Visteon
       8.250%, 08/01/10                                 55                 57
                                                                    ----------
                                                                          161
                                                                    ----------
BANKS -- 1.0%
  Bank of America
       7.400%, 01/15/11                                200                215
  Bank One
       7.875%, 08/01/10                                200                220
                                                                    ----------
                                                                          435
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.2%
  AOL Time Warner
       7.625%, 04/15/31                                100                106
                                                                    ----------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              45

STATEMENT OF NET ASSETS


SEI VP Core Fixed Income Fund (Concluded)


--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
CABLE TV -- 0.2%
  TCI Communications
       6.375%, 05/01/03                             $  100          $     103
                                                                    ---------
COMPUTERS & SERVICES -- 0.3%
  Electronic Data Systems
       7.450%, 10/15/29                                150                158
                                                                    ---------
DRUGS -- 0.9%
  Bristol-Myers Squibb
       5.750%, 10/01/11                                410                406
                                                                    ---------
ELECTRICAL SERVICES -- 0.7%
  First Energy, Ser B
       6.450%, 11/15/11                                 50                 49
  First Energy, Ser C
       7.375%, 11/15/31                                 50                 49
  Hydro-Quebec, Ser HQ
       9.500%, 11/15/30                                 50                 68
  Hydro-Quebec, Ser HY
       8.400%, 01/15/22                                 60                 72
  Hydro-Quebec, Ser JL
       6.300%, 05/11/11                                100                102
                                                                    ---------
                                                                          340
                                                                    ---------
FINANCIAL SERVICES -- 1.4%
  Ford Motor Credit
       7.875%, 06/15/10                                100                102
       7.375%, 02/01/11                                160                157
  General Motors Acceptance
       7.250%, 03/02/11                                 50                 50
  Goldman Sachs Group MTN
       7.350%, 10/01/09                                100                105
  Household Finance
       6.000%, 05/01/04                                100                104
  TYCO Capital
       7.125%, 10/15/04                                100                106
                                                                    ---------
                                                                          624
                                                                    ---------
FOOD, BEVERAGE & TOBACCO -- 0.7%
  Kellogg, Ser B
       6.600%, 04/01/11                                260                267
  Philip Morris Capital
       7.500%, 07/16/09                                 50                 52
                                                                    ---------
                                                                          319
                                                                    ---------
GAS/NATURAL GAS -- 0.1%
  El Paso MTN
       7.800%, 08/01/31                                 35                 35
                                                                    ---------



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS -- 0.7%
  Conoco Funding
       6.350%, 10/15/11                              $  50          $      50
  Phillips Petroleum
       8.750%, 05/25/10                                250                291
                                                                    ---------
                                                                          341
                                                                    ---------
SPECIAL PURPOSE ENTITY -- 0.1%
  Quebec Province
       7.500%, 09/15/29                                 50                 56
                                                                    ---------
TELEPHONES & TELECOMMUNICATIONS -- 1.9%
  BellSouth
       6.000%, 10/15/11                                330                329
  British Telecom PLC (A)
       7.350%, 12/15/30                                 30                 35
       6.529%, 12/15/10                                200                221
  WorldCom
       8.250%, 05/15/31                                250                264
                                                                    ---------
                                                                          849
                                                                    ---------
TRANSPORTATION SERVICES -- 0.5%
  Canadian National Railways
       7.375%, 10/15/31                                200                211
                                                                    ---------
Total Yankee Bonds
  (Cost $4,041)                                                         4,144
                                                                    ---------
ASSET-BACKED SECURITIES -- 3.2%
  Lehman Manufactured Housing
    Contract, Ser 2001-B, Cl A3
       4.350%, 05/15/14                                400                393
  Lehman Manufactured Housing
    Contract, Ser 2001-B, Cl A6
       6.467%, 08/15/28                                400                379
  Public Service New Hampshire
    Funding LLC, Ser 2001-1, Cl A3
       6.480%, 05/01/15                                360                369
  Residential Funding Mortgage
    Securities, Ser 2000-HI1,                        Cl AI5
       7.960%, 12/25/14                                200                210
  U.S. Clearing Master Trust,
    Ser 1999-1A (D)
       3.050%, 07/15/06                                 93                 93
                                                                    ---------
Total Asset-Backed Securities
  (Cost $1,461)                                                         1,444
                                                                    ---------




--------------------------------------------------------------------------------
46              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                           Shares/Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 1.0%
  Merrill Lynch Mortgage Investors,
    Ser 1996-C2, Cl A3
       6.960%, 11/21/28                            $   423          $     438
                                                                    ----------
Total Mortgage Related
  (Cost $455)                                                             438
                                                                    ----------
COMMERCIAL PAPER -- 0.6%
  AT&T
       4.525%, 08/06/02                                300                300
                                                                    ----------
Total Commercial Paper
  (Cost $300)                                                             300
                                                                    ----------
REPURCHASE AGREEMENTS -- 28.9%
  JP Morgan Chase
    1.720%, dated 12/31/01, matures
    01/02/02, repurchase price $9,000,430
    (collateralized by a FNMA Obligation,
    total market value $9,184,506)                   9,000              9,000
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price $4,114,803
    (collateralized by U.S Treasury
    Obligations, total market value
    $4,244,701)                                      4,115              4,115
                                                                    ----------
Total Repurchase Agreements
  (Cost $13,115)                                                       13,115
                                                                    ----------
Total Investments -- 116.3%
  (Cost $52,296)                                                       52,799
                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET -- (16.3%)
WRITTEN OPTIONS -- 0.0%
  March 2002 U.S. Ten Year Treasury Note
    Future Put                                          (3)                (3)
                                                                    ----------
Total Written Options
  (Premiums $(4))                                                          (3)
                                                                    ----------
Investment Securities Purchased-- (17.9)%                              (8,115)
                                                                    ----------
Other Assets and Liabilities, Net-- 1.6%                                  713
                                                                    ----------
Total Other Assets and Liabilities                                     (7,405)
                                                                    ----------



--------------------------------------------------------------------------------
                                                                          Value
Description                                                       ($ Thousands)
--------------------------------------------------------------------------------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 4,379,065 outstanding shares
  of beneficial interest                                            $  45,184
Distributions in excess of net investment income                           (5)
Accumulated net realized loss on investments                             (167)
Net unrealized appreciation on investments and options                    504
Net unrealized depreciation on future contracts                          (122)
                                                                    ----------
Total Net Assets-- 100.0%                                           $  45,394
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                           $10.37
                                                                    ==========


(A) Step Bond -- The rate reported on the Statement of Net Assets is the effective yield as of December 31, 2001. The coupon on a bond changes on a specific date.

(B) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

(C) Discount Note -- The rate reported on the Statement of Net Assets is the discount rate at time of purchase.

(D) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of December 31, 2001.

Cl -- Class
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LLC -- Limited Liability Company
MTN -- Medium Term Note
NA -- North America
PLC -- Public Liability Company
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Security TBA -- To Be Announced
TIPS -- Treasury Inflation Protection Security
TVA -- Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              47

STATEMENT OF NET ASSETS

SEI VP High Yield Bond Fund



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
Corporate Obligations -- 80.9%
AGRICULTURE -- 1.6%
  Scotts
       8.625%, 01/15/09                               $200          $     205
                                                                    ----------
APPAREL/TEXTILES -- 2.1%
  Tommy Hilfiger USA
       6.500%, 06/01/03                                150                153
  William Carter (A)
      10.875%, 08/15/11                                100                107
                                                                    ----------
                                                                          260
                                                                    ----------
AUTO RENT & LEASE -- 1.2%
  United Rentals, Ser B
       9.250%, 01/15/09                                150                148
                                                                    ----------
AUTOMOTIVE PARTS & EQUIPMENT -- 3.2%
  Collins & Aikman Products (A)
      10.750%, 12/31/11                                150                150
  CSK Auto (A)
      12.000%, 06/15/06                                100                101
  Lear, Ser B
       8.110%, 05/15/09                                150                152
                                                                    ----------
                                                                          403
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 8.4%
  Allbritton Communications, Ser B
       9.750%, 11/30/07                                150                157
  Echostar DBS
       9.375%, 02/01/09                                150                154
  Emmis Communications, Ser B
       8.125%, 03/15/09                                150                144
  Gray Communications Systems (A)
       9.250%, 12/15/11                                150                148
  Lamar Media
       8.625%, 09/15/07                                150                156
  Sinclair Broadcast Group
       9.000%, 07/15/07                                100                101
       8.750%, 12/15/07                                100                100
  Susquehanna Media
       8.500%, 05/15/09                                100                102
                                                                    ----------
                                                                        1,062
                                                                    ----------
BUILDING & CONSTRUCTION -- 4.0%
  KB Home
       9.500%, 02/15/11                                100                102
  NVR
       8.000%, 06/01/05                                150                151
  Toll
       8.250%, 02/01/11                                 50                 50
       8.125%, 02/01/09                                100                 99




--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
  URS, Ser B
      12.250%, 05/01/09                               $100             $  102
                                                                    ----------
                                                                          504
                                                                    ----------
CABLE TV -- 8.4%
  Adelphia Communications
       8.750%, 10/01/07                                100                 93
  Adelphia Communications, Ser B
       8.375%, 02/01/08                                200                185
  CSC Holdings
       7.875%, 12/15/07                                200                206
  Insight Communications (B)
       5.867%, 02/15/11                                100                 59
  Mediacom Capital LLC
       7.875%, 02/15/11                                150                145
  Price Communications Wireless, Ser B
       9.125%, 12/15/06                                200                212
  Salem Communications, Ser B
       9.500%, 10/01/07                                150                155
                                                                    ----------
                                                                        1,055
                                                                    ----------
CHEMICALS -- 1.2%
  OM Group (A)
       9.250%, 12/15/11                                150                153
                                                                    ----------
COMMERCIAL SERVICES -- 1.2%
  Iron Mountain
       8.250%, 07/01/11                                150                153
                                                                    ----------
COMMUNICATIONS EQUIPMENT -- 1.3%
  Insight Midwest
       9.750%, 10/01/09                                150                158
                                                                    ----------
COMPUTERS & SERVICES -- 0.3%
  Diva Systems, Ser B (B)
      32.023%, 03/01/08                                250                 40
                                                                    ----------
CONTAINERS & PACKAGING -- 1.2%
  Plastipak Holdings (A)
      10.750%, 09/01/11                                150                157
                                                                    ----------
COSMETICS & TOILETRIES -- 1.2%
  Armkel LLC (A)
       9.500%, 08/15/09                                150                157
                                                                    ----------
DRUGS -- 1.6%
  AmerisourceBergen (A)
       8.125%, 09/01/08                                100                102
  NBTY, Ser B
       8.625%, 09/15/07                                100                 96
                                                                    ----------
                                                                          198
                                                                    ----------



--------------------------------------------------------------------------------
48              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.2%
  BRL Universal Equipment (A)
       8.875%, 02/15/08                               $150          $     156
                                                                    ----------
ENTERTAINMENT -- 3.4%
  Argosy Gaming
      10.750%, 06/01/09                                200                220
  Horseshoe Gaming Holdings, Ser B
       8.625%, 05/15/09                                200                206
                                                                    ----------
                                                                          426
                                                                    ----------
ENVIRONMENTAL SERVICES -- 1.2%
  Allied Waste North America, Ser B
       7.875%, 01/01/09                                150                147
                                                                    ----------
FINANCIAL SERVICES -- 0.9%
  Labrache
      12.000%, 03/02/07                                100                114
                                                                    ----------
FOOD, BEVERAGE & TOBACCO -- 4.7%
  Aurora Foods, Ser B
       9.875%, 02/15/07                                100                 96
  Cott Beverages (A)
       8.000%, 12/15/11                                150                146
  Nash Finch
       8.500%, 05/01/08                                150                142
  National Wine & Spirits
      10.125%, 01/15/09                                100                102
  Pilgrim's Pride
       9.625%, 09/15/11                                100                107
                                                                    ----------
                                                                          593
                                                                    ----------
GAS/NATURAL GAS -- 1.7%
  Western Gas Resources
      10.000%, 06/15/09                                200                212
                                                                    ----------
HOTELS & LODGING -- 7.3%
  Aztar
       8.875%, 05/15/07                                150                155
  Harrahs Operating
       7.875%, 12/15/05                                150                156
  HMH Properties, Ser B
       7.875%, 08/01/08                                100                 92
  Hollywood Casino
      11.250%, 05/01/07                                100                108
  Mandalay Resort Group
       9.250%, 12/01/05                                150                151
  Park Place Entertainment
       9.375%, 02/15/07                                100                104
  Wheeling Island Gaming (A)
      10.125%, 12/15/09                                150                152
                                                                    ----------
                                                                          918
                                                                    ----------


--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.1%
  Insight Health Services (A)
       9.875%, 11/01/11                               $ 50          $      52
  Magellan Health Services
       9.000%, 02/15/08                                100                 89
                                                                    ----------
                                                                          141
                                                                    ----------
MEDICAL PRODUCTS & SERVICES -- 2.4%
  Kinectic Concepts, Ser B
       9.625%, 11/01/07                                150                148
  Vicar Operating (A)
       9.875%, 12/01/09                                150                153
                                                                    ----------
                                                                          301
                                                                    ----------
PETROLEUM & FUEL PRODUCTS -- 3.2%
  Peabody Energy, Ser B
       9.625%, 05/15/08                                 81                 87
  Pennzoil-Quaker State (A)
      10.000%, 11/01/08                                100                104
  Pride International
       9.375%, 05/01/07                                200                211
                                                                    ----------
                                                                          402
                                                                    ----------
PETROLEUM EXPLORATION -- 2.9%
  Hanover Equipment (A)
       8.500%, 09/01/08                                150                156
  Stone Energy (A)
       8.250%, 12/15/11                                100                102
  Westport Resources (A)
       8.250%, 11/01/11                                100                101
                                                                    ----------
                                                                          359
                                                                    ----------
PRINTING & PUBLISHING -- 1.1%
  Nebraska Book
       8.750%, 02/15/08                                150                140
                                                                    ----------
RETAIL -- 5.5%
  Cole National Group
       9.875%, 12/31/06                                100                 98
  Great Atlantic & Pacific Tea
       9.125%, 12/15/11                                150                151
  Ingles Markets (A)
       8.875%, 12/01/11                                150                147
  Petco Animal Supplies (A)
      10.750%, 11/01/11                                150                153
  Winn-Dixie Stores
       8.875%, 04/01/08                                150                143
                                                                    ----------
                                                                          692
                                                                    ----------


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              49

STATEMENT OF NET ASSETS


SEI VP High Yield Bond Fund (Concluded)



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
RUBBER & PLASTIC -- 0.8%
  Applied Extrusion Technologies, Ser B
      10.750%, 07/01/11                               $100           $    107
                                                                    ----------
SEMI-CONDUCTORS/INSTRUMENTS -- 0.8%
  Fisher Scientific International
       9.000%, 02/01/08                                100                103
                                                                    ----------
TELEPHONES & TELECOMMUNICATIONS -- 2.3%
  Triton PCS (B)
       1.582%, 05/01/08                                150                136
  Voicestream Wireless
      10.375%, 11/15/09                                130                150
                                                                    ----------
                                                                          286
                                                                    ----------
TRANSPORTATION SERVICES -- 0.8%
  Werner Holdings, Ser A
      10.000%, 11/15/07                                100                 97
                                                                    ----------
TRUCKING -- 0.8%
  Oshkosh Truck
       8.750%, 03/01/08                                100                102
                                                                    ----------
WHOLESALE -- 1.9%
  B&G Foods
       9.625%, 08/01/07                                150                144
  Fleming, Ser B
      10.500%, 12/01/04                                100                 99
                                                                    ----------
                                                                          243
                                                                    ----------
Total Corporate Obligations
  (Cost $10,030)                                                       10,192
                                                                    ----------
Yankee Bonds -- 11.6%
AEROSPACE & DEFENSE -- 0.8%
  Alliant Techsystems
       8.500%, 05/15/11                                100                104
                                                                    ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.1%
  Paxson Communications
      10.750%, 07/15/08                                100                105
  Radio One, Ser B
       8.875%, 07/01/11                                150                155
                                                                    ----------
                                                                          260
                                                                    ----------
CABLE TV -- 2.1%
  Charter Communications Holdings
      11.125%, 01/15/11                                100                106
  Rogers Communications
       8.875%, 07/15/07                                150                152
                                                                    ----------
                                                                          258
                                                                    ----------



--------------------------------------------------------------------------------
                                           Shares/Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
CHEMICALS -- 0.8%
  Airgas
       9.125%, 10/01/11                               $100          $     106
                                                                    ----------
CONTAINERS & PACKAGING -- 0.9%
  Stone Container
       9.750%, 02/01/11                                100                106
                                                                    ----------
ENTERTAINMENT -- 1.2%
  Six Flags
       9.500%, 02/01/09                                150                151
                                                                    ----------
HOTELS & LODGING -- 2.2%
  Ameristar Casinos
      10.750%, 02/15/09                                150                162
  Sun International Hotels
       9.000%, 03/15/07                                125                120
                                                                    ----------
                                                                          282
                                                                    ----------
PAPER & RELATED PRODUCTS -- 0.1%
  Doman Industries Ltd.
       8.750%, 03/15/04                                100                 18
                                                                    ----------
PETROLEUM EXPLORATION -- 0.8%
  Chesepeake Energy
       8.125%, 04/01/11                                100                 97
                                                                    ----------
TELEPHONES & TELECOMMUNICATIONS -- 0.6%
  Nextel Communications
       9.500%, 02/01/11                                100                 78
                                                                    ----------
Total Yankee Bonds
  (Cost $1,522)                                                         1,460
                                                                    ----------
WARRANTS -- 0.0%
  Jostens, Cl E expires 05/01/10*                      100                  2
                                                                    ----------
Total Warrants
  (Cost $0)                                                                 2
                                                                    ----------
COMMON STOCK -- 0.1%
FOOD, BEVERAGE & TOBACCO-- 0.1%
  Aurora Foods                                           2                  9
                                                                    ----------
Total Common Stock
  (Cost $4)                                                                 9
                                                                    ----------



--------------------------------------------------------------------------------
50              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.3%
  Morgan Stanley Dean Witter
    1.550%, dated 12/31/01, matures
    01/02/02, repurchase price $668,117
    (collateralized by various U.S.
    Treasury Obligations, total market
    value $689,208)                                   $668          $     668
                                                                    ----------
Total Repurchase Agreement
  (Cost $668)                                                             668
                                                                    ----------
Total Investments -- 97.9%
  (Cost $12,224)                                                       12,331
                                                                    ----------
Other Assets and Liabilities, Net-- 2.1%                                  264
                                                                    ----------
NET ASSETS:
Fund Shares of Class A
  (unlimited authorization -- no par value)
  based on 1,455,124 outstanding shares
  of beneficial interest                                               14,189
Distributions in excess of net investment income                           (1)
Accumulated net realized loss on investments                           (1,700)
Net unrealized appreciation on investments                                107
                                                                    ----------
Total Net Assets -- 100.0%                                          $  12,595
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                            $8.66
                                                                    ==========

* Non-Income Producing Security

(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.

(B) Step Bond -- The rate reported on the Statement of Net Assets is the effective yield as of December 31, 2001. The coupon on a bond changes on a specific date.

Cl -- Class
LLC -- Limited Liability Company
Ltd. -- Limited
Ser -- Series

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              51

SCHEDULE OF INVESTMENTS


SEI VP International Fixed Income Fund


--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
Foreign Bonds -- 82.8%
BELGIUM -- 4.2%
  Government of Belgium, Ser 24
       7.000%, 05/15/06                                430           $    421
                                                                    ----------
CANADA -- 2.7%
  Government of Canada
       9.000%, 06/01/25                                 50                 44
       6.000%, 09/01/05                                 90                 60
       5.500%, 06/01/09                                230                146
  Government of Canada, Ser A-76
       9.000%, 06/01/25                                 25                 22
                                                                    ----------
                                                                          272
                                                                    ----------
DENMARK -- 2.2%
  Kingdom of Denmark
       8.000%, 03/15/06                              1,600                215
                                                                    ----------
FRANCE -- 12.2%
  French Treasury Bills (A)
       2.992%, 02/14/02                                950                842
  Government of France
       5.500%, 10/25/10                                400                368
                                                                    ----------
                                                                        1,210
                                                                    ----------
GERMANY -- 11.7%
  Bundesobligation, Ser 122
       4.500%, 02/22/02                              1,250              1,115
  Bundesrepublic Deutschland
       5.000%, 07/04/11                                 10                  9
  Deutsche Ausgleichsbank
       1.850%, 09/20/10                     JPY      5,000                 40
                                                                    ----------
                                                                        1,164
                                                                    ----------
GREECE -- 6.7%
  Hellenic Republic
       6.300%, 01/29/09                                700                666
                                                                    ----------
HUNGARY -- 2.4%
  Government of Hungary
       9.250%, 05/12/05                             62,710                236
                                                                    ----------
ITALY -- 6.5%
  Buoni Poliennali Del Tes
       4.750%, 03/15/06                                330                297
  Republic of Italy
       1.800%, 02/23/10                     JPY     43,000                348
                                                                    ----------
                                                                          645
                                                                    ----------



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
JAPAN -- 1.7%
  Japan Bank for International
    Cooperation
       2.875%, 07/28/05                             20,000          $     167
                                                                    ----------
NETHERLANDS -- 2.6%
  Government of Netherlands
       5.500%, 01/15/28                                285                254
                                                                    ----------
NEW ZEALAND -- 0.9%
  Government of New Zealand, Ser 404
       8.000%, 04/15/04                                205                 90
                                                                    ----------
POLAND -- 3.0%
  Government of Poland, Ser 0205
       8.500%, 02/12/05                                500                122
  Government of Poland, Ser 0403 (A)
       9.341%, 04/21/03                                808                181
                                                                    ----------
                                                                          303
                                                                    ----------
SPAIN -- 4.4%
  Bonos Y Obligation Del Estado
       6.000%, 01/31/29                                403                381
  Government of Spain
       3.100%, 09/20/06                              7,000                 60
                                                                    ----------
                                                                          441
                                                                    ----------
SUPRANATIONAL -- 4.2%
  European Investment Bank
       6.000%, 12/07/28                     GBP         85                137
       3.000%, 09/20/06                     JPY     17,000                145
  World Bank
       4.750%, 12/20/04                     JPY     15,000                130
                                                                    ----------
                                                                          412
                                                                    ----------
SWEDEN -- 0.9%
  Government of Sweden, Ser 1035
       6.000%, 02/09/05                                640                 63
  Government of Sweden, Ser 1040
       6.500%, 05/05/08                                305                 31
                                                                    ----------
                                                                           94
                                                                    ----------
UNITED KINGDOM -- 4.6%
  United Kingdom Treasury Notes
       8.000%, 12/07/15                                 60                113
       7.500%, 12/07/06                                175                281
       6.250%, 11/25/10                                 40                 63
                                                                    ----------
                                                                          457
                                                                    ----------



--------------------------------------------------------------------------------
52              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
UNITED STATES -- 11.9%
  FHLMC
       5.250%, 01/15/06                     EUR        390          $     357
  KFW International Finance
       1.750%, 03/23/10                     JPY    102,000                827
                                                                    ----------
                                                                        1,184
                                                                    ----------
Total Foreign Bonds
  (Cost $8,497)                                                         8,231
                                                                    ----------
U.S. TREASURY OBLIGATIONS -- 7.3%
  U.S. Treasury Bills (B)
       1.662%, 03/14/02                                680                678
  U.S. Treasury Notes
       3.500%, 11/15/06                                 55                 53
                                                                    ----------
Total U.S. Treasury Obligations
  (Cost $731)                                                             731
                                                                    ----------
Total Investments -- 90.1%
  (Cost $9,228)                                                         8,962
                                                                    ----------
Other Assets and Liabilities, Net-- 9.9%                                  983
                                                                    ----------
Total Net Assets-- 100.0%                                           $   9,945
                                                                    ==========


(A) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(B) Discount Note -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(1) In local currency unless otherwise indicated.
EUR -- Euro
FHLMC -- Federal Home Loan Mortgage Corporation
GBP -- Great British Pound
JPY -- Japanese Yen
Ser -- Series




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              53

SCHEDULE OF INVESTMENTS


SEI VP Emerging Markets Debt Fund


--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN BONDS -- 92.8%
ALGERIA -- 1.7%
  Republic of Algeria (A)
       4.313%, 03/04/10                                165          $     142
                                                                    ----------
ARGENTINA -- 2.7%
  Republic of Argentina (E)
       8.750%, 07/10/02                                 30                  9
       0.000%, 11/30/02                                100                 35
  Republic of Argentina (A) (E)
       0.000%, 04/10/05                                123                 34
  Republic of Argentina, Ser E (C) (E)
       0.006%, 10/15/03                                175                 79
  Republic of Argentina, Ser L-GP (B) (E)
      14.157%, 03/31/23                                150                 65
  Republic of Argentina, Ser PRO1 (A) (E)
       2.462%, 04/01/07  ARP                            55                  3
                                                                    ----------
                                                                          225
                                                                    ----------
BRAZIL -- 18.5%
  Republic of Brazil
      12.250%, 03/06/30                                557                479
      11.000%, 08/17/40                                834                643
       8.875%, 04/15/24                                250                167
  Republic of Brazil, Ser RG (A)
       3.250%, 04/15/12                                325                231
                                                                    ----------
                                                                        1,520
                                                                    ----------
BULGARIA -- 4.7%
  Republic of Bulgaria, Ser A (A)
       4.563%, 07/28/12                                425                383
                                                                    ----------
COLOMBIA -- 3.1%
  Republic of Colombia
      11.750%, 02/25/20                                195                195
      10.000%, 01/23/12                                 50                 49
       8.700%, 02/15/16                                 18                 14
                                                                    ----------
                                                                          258
                                                                    ----------
COSTA RICA -- 0.5%
  Republic of Costa Rica (D)
       9.995%, 08/01/20                                 40                 45
                                                                    ----------
ECUADOR -- 4.0%
  Republic of Ecuador (B)
      16.221%, 08/15/30                                350                167
  Republic of Ecuador (B)(D)
      16.291%, 08/15/30                                100                 48
  Republic of Ecuador (D)
      12.000%, 11/15/12                                155                115
                                                                    ----------
                                                                          330
                                                                    ----------



--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
JAMAICA -- 1.6%
  Government of Jamaica
      10.875%, 06/10/05                                 50              $  51
  Government of Jamaica (D)
      12.750%, 09/01/07                                 70                 77
                                                                    ----------
                                                                          128
                                                                    ----------
MEXICO -- 17.6%
  Morocco R&C Loan, Tranche A (A)
       2.781%, 01/01/09                                374                333
  Petroleos Mexicanos
       9.500%, 09/15/27                                265                276
  United Mexican States
      11.500%, 05/15/26                                190                242
      11.375%, 09/15/16                                250                308
       9.875%, 02/01/10                                 50                 56
  United Mexican States, Ser B
       6.250%, 12/31/19                                250                234
                                                                    ----------
                                                                        1,449
                                                                    ----------
PANAMA -- 2.2%
  Republic of Panama, Ser 18YR (A)
       5.000%, 07/17/14                                202                179
                                                                    ----------
PERU -- 3.1%
  Republic of Peru PDI
       4.500%, 03/07/17                                200                153
  Republic of Peru, Ser 20YR (A)
       4.000%, 03/07/17                                 40                 28
       4.000%, 03/07/17                                100                 71
                                                                    ----------
                                                                          252
                                                                    ----------
PHILIPPINES -- 2.1%
  Republic of Philippines
       9.875%, 01/15/19                                185                176
                                                                    ----------
POLAND -- 1.6%
  Republic of Poland (B)
       6.000%, 10/27/14                                134                133
                                                                    ----------
RUSSIA -- 19.6%
  Russian Federation
      10.000%, 06/26/07                                260                256
       8.250%, 03/31/10                                150                131
  Russian Federation (B)
      11.706%, 03/31/30                              1,405                815
  Russian Federation (B) (D)
      11.728%, 03/31/30                                462                268
  Russian Federation (D)
       8.250%, 03/31/10                                169                148
                                                                    ----------
                                                                        1,618
                                                                    ----------




--------------------------------------------------------------------------------
54              SEI Insurance Products Trust / Annual Report / December 31, 2001

--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)(1)  ($ Thousands)
--------------------------------------------------------------------------------
TURKEY -- 3.7%
  Republic of Turkey
      11.875%, 01/15/30                                215          $     208
      11.750%, 06/15/10                                100                 98
                                                                    ----------
                                                                          306
                                                                    ----------
UNITED STATES -- 1.0%
  Pemex Project Funding Master Trust
       8.500%, 02/15/08                                 75                 78
                                                                    ----------
URUGUAY -- 1.3%
  Republic of Uruguay
       8.750%, 06/22/10                                100                107
                                                                    ----------
VENEZUELA -- 3.8%
  Republic of Venezuela - Rights                         3                 --
  Republic of Venezuela, Ser W-A
       6.750%, 03/31/20                                 50                 37
  Republic of Venezuela, Ser W-A (A)
       3.188%, 03/31/20                                150                105
  Republic of Venezuela, Ser W-B (A)
       3.000%, 03/31/20                                250                175
                                                                    ----------
                                                                          317
                                                                    ----------
Total Foreign Bonds
  (Cost $7,362)                                                         7,646
                                                                    ----------
REPURCHASE AGREEMENT -- 1.5%
  State Street Bank
    1.620%, dated 12/31/01, matures
    01/02/02, repurchase price
    $127,006 (collateralized by
    U.S. Treasury Obligations,
    total market value $133,712)                       127                127
                                                                    ----------
Total Repurchase Agreement
  (Cost $127)                                                             127
                                                                    ----------
Total Investments -- 94.3%
  (Cost $7,489)                                                         7,773
                                                                    ----------
Other Assets and Liabilities, Net -- 5.7%                                 466
                                                                    ----------
Total Net Assets -- 100.0%                                          $   8,239
                                                                    ==========



--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------

(A) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2001.
(B) Step Bond -- The rate reported on the Schedule of Investments is the effective yield as of December 31, 2001. The coupon on a bond changes on a specific date.
(C) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(D) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
(E) Security in default on interest payments.
ARP -- Argentine Peso
PDI -- Past Due Interest
Ser -- Series
(1) In local currency unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              55

STATEMENT OF NET ASSETS

SEI VP Prime Obligation Fund


--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS(DAGGER) -- 68.7%
  FFCB
       2.200%, 03/01/02                             $  450             $  448
  FHLB
       2.050%, 01/25/02                              1,585              1,583
       2.200%, 04/05/02                                343                341
       2.250%, 04/09/02                                508                505
  FHLMC
       1.930%, 02/07/02                                775                774
  FMC
       2.010%, 02/04/02                              1,150              1,148
  FNMA
       2.250%, 01/17/02                              1,540              1,539
       2.010%, 01/31/02                                360                359
       1.930%, 01/31/02                                160                160
       2.000%, 02/07/02                                 85                 85
       1.850%, 02/07/02                                440                439
       1.730%, 02/14/02                              2,359              2,354
       2.020%, 02/21/02                                315                314
       1.900%, 02/21/02                                220                219
       1.720%, 02/28/02                                200                199
       1.750%, 03/07/02                                400                399
       1.850%, 03/08/02                                 76                 76
       2.120%, 03/21/02                                356                354
                                                                    ----------
Total U.S. Government Agency Obligations
  (Cost $11,296)                                                       11,296
                                                                    ----------
COMMERCIAL PAPER -- 16.6%
BEAUTY PRODUCTS -- 2.5%
  Kimberly-Clark
       1.750%, 02/22/02                                400                399
                                                                    ----------
SPECIAL PURPOSE EQUITY -- 12.0%
  Ciesco LP
       1.830%, 02/04/02                                350                349
  Falcon Asset Securitization
       1.850%, 02/05/02                                330                329
  Fleet Funding
       1.790%, 02/08/02                                300                300
  General Electric Capital
       2.280%, 02/12/02                                300                299
       1.840%, 02/21/02                                350                349
  Preferred Receivable Funding
       2.090%, 01/31/02                                350                350
                                                                    ----------
                                                                        1,976
                                                                    ----------
SCHOOLS -- 2.1%
  Columbia University
       2.160%, 02/04/02                                350                349
                                                                    ----------
Total Commercial Paper
  (Cost $2,724)                                                         2,724
                                                                    ----------




--------------------------------------------------------------------------------
                                                  Face Amount      Market Value
Description                                     ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 4.5%
  JP Morgan Chase
       1.750%, 03/13/02                             $  400             $  400
  LaSalle Bank Northern Il
       2.070%, 02/04/02                                350                350
                                                                    ----------
Total Certificates Of Deposit
  (Cost $750)                                                             750
                                                                    ----------
REPURCHASE AGREEMENT -- 10.3%
  BNP Paribas Securities
    1.670%, dated 12/31/01, matures
    01/2/02, repurchase price $1,692,078
    (collateralized by U.S. Treasury
    Obligations, total market value
    $1,729,598)                                      1,692              1,692
                                                                    ----------
Total Repurchase Agreement
  (Cost $1,692)                                                         1,692
                                                                    ---------
Total Investments -- 100.1%
  (Cost $16,462)                                                       16,462
                                                                    ---------
Other Assets and Liabilities, Net -- (0.1)%                               (13)
                                                                    ---------
NET ASSETS:
Portfolio Shares of Class A
  (unlimited authorization -- no par value)
  based on 16,203,158 outstanding shares
  of beneficial interest                                               16,203
Portfolio Shares of Class B
  (unlimited authorization -- no par value)
  based on 245,798 outstanding shares
  of beneficial interest                                                  246
                                                                    ---------
Total Net Assets -- 100.0%                                          $  16,449
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A                                            $1.00
                                                                    ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class B                                            $1.00
                                                                    ==========


(DAGGER) Discount Notes - Yield is the effective yield at time of purchase. FFCB -- Federal Farm Credit Bank
FLHB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FMC -- Farmers Mortgage Corporation
FNMA -- Federal National Mortgage Association
LP -- Limited Partnership

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
56              SEI Insurance Products Trust / Annual Report / December 31, 2001

Statements of Assets and Liabilities ($ Thousands)


December 31, 2001

-------------------------------------------------------------------------------------
                                                            SEI VP      SEI VP
                                                     INTERNATIONAL    EMERGING
                                                      FIXED INCOME     MARKETS
                                                              FUND   DEBT FUND
-------------------------------------------------------------------------------------
ASSETS:
  Investments (Cost $9,228 and $7,489, respectively)       $ 8,962      $7,773
  Cash                                                         503          --
  Foreign currency (Cost $206 and $1, respectively)            206           1
  Income receivable                                            236         213
  Investment securities sold                                   337         261
  Capital shares sold receivable                                25          16
  Unrealized gain on forward foreign
    currency contracts                                          25          --
-------------------------------------------------------------------------------------
  Total Assets                                              10,294       8,264
-------------------------------------------------------------------------------------
LIABILITIES:
  Investment securities purchased                              258          --
  Capital shares redeemed payable                                2           2
  Unrealized loss on forward foreign
    currency contracts                                          43          --
  Accrued expenses payable                                      16          17
  Other payables                                                30           6
-------------------------------------------------------------------------------------
  Total Liabilities                                            349          25
-------------------------------------------------------------------------------------
Total Net Assets                                            $9,945      $8,239
-------------------------------------------------------------------------------------
NET ASSETS:
  Fund Shares of Class A
    (unlimited authorization -- no par value)
    based on 1,069,349 and 823,395, respectively, of
    outstanding shares of beneficial interest               10,296       8,249
  Accumulated net investment loss                              (70)         --
  Accumulated net realized gain (loss) on investments            4        (294)
  Net unrealized appreciation (depreciation)
    on investments and options                                (266)        284
  Net unrealized depreciation on forward foreign
    currency contracts, foreign currencies,
    and translation of other assets and liabilities
    denominated in foreign currencies                          (19)         --
-------------------------------------------------------------------------------------
Total Net Assets                                            $9,945      $8,239
-------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share-- Class A                                  $9.30      $10.01
-------------------------------------------------------------------------------------


Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.





--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              57

Statements of Operations ($ Thousands)



For the year ended December 31, 2001


----------------------------------------------------------------------------------------------------------------

                                                          SEI VP        SEI VP       SEI VP        SEI VP
                                                       LARGE CAP     LARGE CAP    SMALL CAP     SMALL CAP
                                                      VALUE FUND   GROWTH FUND   VALUE FUND   GROWTH FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                             $    619       $   102       $  190    $       10
  Interest                                                    30            34           18            14
  Less: Foreign taxes withheld                                --            (2)          (1)           --
----------------------------------------------------------------------------------------------------------------
  Total Investment Income                                    649           134          207            24
----------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            108            78           46            31
  Investment advisory fees                                   108            89           85            57
  Custodian fees                                              29            20           12             8
  Transfer agent fees                                          8             6            4             3
  Professional fees                                           64            45           27            18
  Printing fees                                               19            14            8             6
  Trustee fees                                                12             9            5             3
  Miscellaneous fees                                           5             3            2             3
----------------------------------------------------------------------------------------------------------------
  Total Expenses                                             353           264          189           129
----------------------------------------------------------------------------------------------------------------
  Less, Waiver of:
    Management Fees                                          (54)          (58)         (40)          (29)
    Investment Advisory Fees                                 (36)          (17)          (5)           (3)
    Reimbursement from manager                                --            --           --            --
----------------------------------------------------------------------------------------------------------------
  Net Expenses                                               263           189          144            97
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 386           (55)          63           (73)
----------------------------------------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from
    investments and options                                  761        (7,668)         799        (2,029)
  Net realized gain (loss) from futures contracts             (8)           --           --            --
    Net realized gain (loss) on forward foreign currency
    contracts and foreign currency transactions               --            --           --            --
  Net change in unrealized appreciation
    (depreciation) on investments                         (1,822)        1,748        1,033            53
  Net change in unrealized appreciation
    (depreciation) on futures contracts                        2            --           --            --
  Net change in unrealized depreciation
    on forward foreign currency contracts,
    foreign currencies, and translation of
    other assets and liabilities denominated in
    foreign currencies                                        --            --           --            --
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                       $   (681)      $(5,975)      $1,895       $(2,049)
----------------------------------------------------------------------------------------------------------------


Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
58              SEI Insurance Products Trust / Annual Report / December 31, 2001

----------------------------------------------------------------------------------------------------------
                      SEI VP                                           SEI VP         SEI VP       SEI VP
        SEI VP      EMERGING          SEI VP         SEI VP     INTERNATIONAL       EMERGING        PRIME
 INTERNATIONAL       MARKETS      CORE FIXED     HIGH YIELD      FIXED INCOME        MARKETS   OBLIGATION
   EQUITY FUND   EQUITY FUND     INCOME FUND      BOND FUND              FUND      DEBT FUND         FUND
----------------------------------------------------------------------------------------------------------

       $   232       $   160          $   --       $     --             $   1         $    1         $ --
            11             6           1,859          1,217               344            814          345
           (24)          (10)             --             --                (1)            --           --
----------------------------------------------------------------------------------------------------------
           219           156           1,859          1,217               344            815          345
----------------------------------------------------------------------------------------------------------

            67            50              91             41                52             48           38
            75            82              89             57                26             63            7
           100           114              31             11                18              9            8
             4             2               8              3                 2              2            2
            33            20              66             24                18             17           19
             9             5              20              7                 5              5            6
             8             5              13              4                 4              4            4
             9             9               4              6                 5              6            1
----------------------------------------------------------------------------------------------------------
           305           287             322            153               130            154           85
----------------------------------------------------------------------------------------------------------

           (67)          (50)            (91)           (41)              (43)           (30)         (38)
            (6)          (25)            (23)            (3)               (1)           (24)          --
           (41)          (61)            (14)           (10)               --             --           (7)
----------------------------------------------------------------------------------------------------------
           191           151             194             99                86            100           40
----------------------------------------------------------------------------------------------------------
            28             5           1,665          1,118               258            715          305
----------------------------------------------------------------------------------------------------------



        (3,353)       (2,671)            600         (1,676)               91           (223)          --
            --            --             119             --                --             --           --

            (8)          (37)             --             --              (310)             1           --

          (592)        1,916              (3)           976              (401)           374           --

            --            --            (177)            --                --             --           --




            (1)           (1)             --             --               (60)            --           --
----------------------------------------------------------------------------------------------------------

       $(3,926)      $  (788)         $2,204       $    418             $(422)        $  867         $305
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001     59

Statements of Changes in Net Assets ($ Thousands)


For the periods ended December 31,

--------------------------------------------------------------------------------------------------------------------------
                                                                             SEI VP                        SEI VP
                                                                      LARGE CAP VALUE FUND         LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                       2001         2000(1)         2001           2000(1)
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                    $   386        $   153        $   (55)        $   (31)
  Net realized gain (loss) from security transactions
    and futures contracts                                             753           (495)        (7,668)         (2,116)
  Net realized loss on forward foreign currency
    contracts and foreign currency transactions                        --             --             --              --
  Net change in unrealized appreciation (depreciation)
    on investments and futures contracts                           (1,820)         2,009          1,748          (2,840)
  Net change in unrealized appreciation (depreciation)
    on forward foreign currency contracts, foreign currencies, and translation of other assets and liabilities denominated
    in foreign currencies                                              --             --             --              --
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in
    net assets from operations                                       (681)         1,667         (5,975)         (4,987)
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS DISTRIBUTED FROM:
  CLASS A:
  Net investment income                                              (386)          (153)            --              --
  Net realized gains                                                 (635)            --             --              --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                              (1,021)          (153)            --              --
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  CLASS A:
  Proceeds from shares issued                                      20,438         20,681         19,372          22,439
  Reinvestment of distributions                                     1,021            153             --              --
  Cost of shares redeemed                                          (3,039)          (186)        (1,765)           (224)
--------------------------------------------------------------------------------------------------------------------------
  Increase in net assets derived
    from Class A transactions                                      18,420         20,648         17,607          22,215
--------------------------------------------------------------------------------------------------------------------------
  Increase in net assets derived
    from capital share transactions                                18,420         20,648         17,607          22,215
--------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                       16,718         22,162         11,632          17,228
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                              22,170              8         17,236               8
--------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                                   $38,888        $22,170        $28,868         $17,236
--------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  CLASS A:
  Shares issued                                                     1,949          2,051          3,309           2,327
  Reinvestment of distributions                                       100             15             --              --
  Shares redeemed                                                    (289)           (18)          (313)            (24)
--------------------------------------------------------------------------------------------------------------------------
  Total Class A transactions                                        1,760          2,048          2,996           2,303
--------------------------------------------------------------------------------------------------------------------------
  Net increase in capital shares                                    1,760          2,048          2,996           2,303
--------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on April 5, 2000.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
60              SEI Insurance Products Trust / Annual Report / December 31, 2001

-------------------------------------------------------------------------------------------------------
        SEI VP                      SEI VP                    SEI VP               SEI VP EMERGING
  SMALL CAP VALUE FUND      SMALL CAP GROWTH FUND   INTERNATIONAL EQUITY FUND    MARKETS EQUITY FUND
  -----------------------------------------------------------------------------------------------------
   2001         2000(1)       2001      2000(1)         2001        2000(1)        2001       2000(1)
  -----------------------------------------------------------------------------------------------------

  $    63      $    59     $   (73)    $  (37)       $    28       $   144        $     5    $   (38)

      799          496      (2,029)      (790)        (3,353)         (666)        (2,671)    (2,400)

       --           --          --         --             (8)           (8)           (37)       (18)

    1,033        1,289          53        474           (592)       (2,145)         1,916     (1,527)



       --           --          --         --             (1)            1             (1)         1
  -----------------------------------------------------------------------------------------------------
    1,895        1,844      (2,049)      (353)        (3,926)       (2,674)          (788)    (3,982)
  -----------------------------------------------------------------------------------------------------



      (61)         (61)         --         --            (22)         (140)            --         --
   (1,048)        (253)         --         --             --            --             --         --
  -----------------------------------------------------------------------------------------------------
   (1,109)        (314)         --         --            (22)         (140)            --         --
  -----------------------------------------------------------------------------------------------------


    3,934        8,694       3,571      9,203          8,987        15,783          2,976     11,364
    1,109          314          --         --             22           139             --         --
     (608)         (48)       (596)      (159)          (963)         (167)          (649)      (105)
  -----------------------------------------------------------------------------------------------------

    4,435        8,960       2,975      9,044          8,046        15,755          2,327     11,259
  -----------------------------------------------------------------------------------------------------

    4,435        8,960       2,975      9,044          8,046        15,755          2,327     11,259
  -----------------------------------------------------------------------------------------------------
    5,221       10,490         926      8,691          4,098        12,941          1,539      7,277
  -----------------------------------------------------------------------------------------------------

   10,498            8       8,699          8         12,949             8          7,285          8
  -----------------------------------------------------------------------------------------------------
  $15,719      $10,498     $ 9,625     $8,699        $17,047       $12,949        $ 8,824    $ 7,285
  -----------------------------------------------------------------------------------------------------



      320          862         452        919          1,347         1,628            539      1,183
       92           28          --         --              4            18             --         --
      (49)          (4)        (75)       (16)          (153)          (19)          (117)       (14)
  -----------------------------------------------------------------------------------------------------
      363          886         377        903          1,198         1,627            422      1,169
  -----------------------------------------------------------------------------------------------------
      363          886         377        903          1,198         1,627            422      1,169
  -----------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              61

Statements of Changes in Net Assets ($ Thousands)


For the years ended December 31,

-----------------------------------------------------------------------------------------------------------------------
                                                                            SEI VP                      SEI VP
                                                                   CORE FIXED INCOME FUND        HIGH YIELD BOND FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                     2001         2000(1)         2001          2000(1)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 1,665       $   554        $ 1,118        $   731
  Net realized gain (loss) from security transactions
    and futures contracts                                             719            14         (1,676)           (24)
  Net realized gain (loss) on forward foreign currency
    contracts and foreign currency transactions                        --            --             --             --
  Net change in unrealized appreciation (depreciation)
    on investments and futures contracts                             (180)          562            976           (869)
  Net change in unrealized appreciation (depreciation) on
    forward foreign currency contracts, foreign currencies,
    and translation of other assets and liabilities denominated
    in foreign currencies                                              --            --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from operations             2,204          1,130            418          (162)
-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS DISTRIBUTED FROM:
  CLASS A:
  Net investment income                                            (1,670)         (555)        (1,118)          (732)
  Net realized gains                                                 (899)           --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Total Class A distributions                                      (2,569)         (555)        (1,118)          (732)
-----------------------------------------------------------------------------------------------------------------------
  CLASS B:
  Net investment income                                                --            --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                              (2,569)         (555)        (1,118)          (732)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  CLASS A:
  Proceeds from shares issued                                      28,933        18,270          2,177         10,630
  Reinvestment of distributions                                     2,569           548          1,118            732
  Cost of shares redeemed                                          (4,958)         (186)          (427)           (49)
-----------------------------------------------------------------------------------------------------------------------
  Increase in net assets derived from Class A transactions         26,544         18,632          2,868        11,313
-----------------------------------------------------------------------------------------------------------------------
  CLASS B:
  Proceeds from shares issued                                          --            --             --             --
  Reinvestment of distributions                                        --            --             --             --
  Cost of shares redeemed                                              --            --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Increase in net assets derived from Class B transactions             --             --             --            --
-----------------------------------------------------------------------------------------------------------------------
  Increase in net assets derived
    from capital share transactions                                26,544        18,632          2,868         11,313
-----------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                       26,179        19,207          2,168         10,419
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  BEGINNING OF PERIOD                                              19,215             8         10,427              8
-----------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                                   $45,394       $19,215        $12,595        $10,427
-----------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  CLASS A:
  Shares issued                                                     2,744         1,817            241          1,067
  Reinvestment of distributions                                       244            55            124             76
  Shares redeemed                                                    (464)          (18)           (49)            (5)
-----------------------------------------------------------------------------------------------------------------------
  Total Class A transactions                                        2,524         1,854            316          1,138
-----------------------------------------------------------------------------------------------------------------------
  CLASS B:
  Shares issued                                                        --            --             --             --
  Reinvestment of distributions                                        --            --             --             --
  Shares redeemed                                                      --            --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Total Class B transactions                                           --            --             --             --
-----------------------------------------------------------------------------------------------------------------------
  Net increase in capital shares                                    2,524         1,854            316          1,138
-----------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on April 5, 2000.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
62              SEI Insurance Products Trust / Annual Report / December 31, 2001

----------------------------------------------------------------------------------------------
    SEI VP INTERNATIONAL                    SEI VP                            SEI VP
     FIXED INCOME FUND            EMERGING MARKETS DEBT FUND          PRIME OBLIGATION FUND
  --------------------------------------------------------------------------------------------
    2001          2000(1)            2001             2000(1)        2001              2000(1)
  --------------------------------------------------------------------------------------------

  $  258         $  155            $  715            $  469       $   305             $  232

      91            (21)             (223)               14            --                 --

    (310)          (304)                1                --            --                 --

    (401)           135               374               (90)           --                 --



     (60)            41                --                --            --                 --
----------------------------------------------------------------------------------------------
    (422)             6               867               393           305                232
----------------------------------------------------------------------------------------------


      --             --              (719)             (470)         (303)              (232)
     (66)            --                --               (85)           --                 --
----------------------------------------------------------------------------------------------
     (66)            --              (719)             (555)         (303)              (232)
----------------------------------------------------------------------------------------------

      --             --                --                --            (2)                --
----------------------------------------------------------------------------------------------
     (66)            --              (719)             (555)         (305)              (232)
----------------------------------------------------------------------------------------------


   3,710          7,449             1,062             6,216        12,078              5,815
      66             --               718               555           303                232
    (734)           (72)             (252)              (54)       (1,863)              (370)
----------------------------------------------------------------------------------------------
   3,042          7,377             1,528             6,717        10,518              5,677
----------------------------------------------------------------------------------------------

      --             --                --                --           456                 --
      --             --                --                --             2                 --
      --             --                --                --          (212)                --
----------------------------------------------------------------------------------------------
      --             --                --                --           246                 --
----------------------------------------------------------------------------------------------

   3,042          7,377             1,528             6,717        10,764              5,677
----------------------------------------------------------------------------------------------
   2,554          7,383             1,676             6,555        10,764              5,677
----------------------------------------------------------------------------------------------

   7,391              8             6,563                 8         5,685                  8
----------------------------------------------------------------------------------------------
  $9,945         $7,391            $8,239            $6,563       $16,449             $5,685
----------------------------------------------------------------------------------------------


     391            754               103               620        12,078              5,815
       7             --                72                57           303                232
     (76)            (8)              (24)               (5)       (1,863)              (370)
----------------------------------------------------------------------------------------------
     322            746               151               672        10,518              5,677
----------------------------------------------------------------------------------------------

      --             --                --                --           456                 --
      --             --                --                --             2                 --
      --             --                --                --          (212)                --
----------------------------------------------------------------------------------------------
      --             --                --                --           246                 --
----------------------------------------------------------------------------------------------
     322            746               151               672        10,764              5,677
----------------------------------------------------------------------------------------------



SEI Insurance Products Trust / Annual Report / December 31, 2001              63

Financial Highlights

For a Share Outstanding Throughout each Period

---------------------------------------------------------------------------------------------------------------------

                                       Net Realized
                                                and                    Distributions
           Net Asset            Net      Unrealized    Distributions            from
              Value,     Investment           Gains         from Net        Realized     Net Asset
           Beginning         Income        (Losses)       Investment         Capital    Value, End             Total
           of Period         (Loss)   on Securities           Income           Gains     of Period    Return(DAGGER)
---------------------------------------------------------------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
  2001        $10.82       $  0.12          $(0.44)          $(0.12)         $(0.17)        $10.21            (2.91)%
  2000(1)      10.00          0.09            0.82            (0.09)             --          10.82             9.17
SEI VP LARGE CAP GROWTH FUND
  2001        $ 7.48       $  0.--          $(2.03)          $(0.--          $(0.--         $ 5.45           (27.14)%
  2000(1)      10.00         (0.01)          (2.51)          $(0.4--             --           7.48           (25.20)
SEI VP SMALL CAP VALUE FUND
  2001        $11.83       $  0.06          $ 1.64           $(0.06)         $(0.90)        $12.57            14.89%
  2000(1)      10.00          0.07            2.13            (0.07)          (0.30)         11.83            22.25
SEI VP SMALL CAP GROWTH FUND
  2001        $ 9.63       $ (0.04)         $(2.07)          $(0.--          $   --         $ 7.52           (21.91)%
  2000(1)      10.00         (0.04)          (0.33)          $(0.--              --           9.63            (3.70)
SEI VP INTERNATIONAL EQUITY FUND
  2001        $ 7.95       $  0.01          $(1.92)          $(0.01)         $   --         $ 6.03           (24.05)%
  2000(1)      10.00          0.09           (2.05)           (0.09)             --           7.95           (19.60)
SEI VP EMERGING MARKETS EQUITY FUND
  2001        $ 6.23       $  0.03          $(0.72)          $(0.--          $   --         $ 5.54           (11.08)%
  2000(1)      10.00         (0.05)          (3.72)          $(0.--              --           6.23           (37.70)
SEI VP CORE FIXED INCOME FUND
  2001        $10.36       $  0.55          $ 0.23           $(0.55)         $(0.22)        $10.37             7.69%
  2000(1)      10.00          0.45            0.36            (0.45)             --          10.36             8.31
SEI VP HIGH YIELD BOND FUND
  2001        $ 9.16       $  0.87          $(0.50)          $(0.87)         $   --         $ 8.66             4.00%
  2000(1)      10.00          0.70           (0.84)           (0.70)             --           9.16            (1.51)
SEI VP INTERNATIONAL FIXED INCOME FUND
  2001        $ 9.89       $  0.09          $(0.61)          $(0.--          $(0.07)        $ 9.30            (5.32)%
  2000(1)      10.00         (0.20)           0.09           $(0.--              --           9.89            (1.10)
SEI VP EMERGING MARKETS DEBT FUND
  2001        $ 9.75       $  0.96          $ 0.26           $(0.96)         $   --         $10.01            12.56%
  2000(1)      10.00          0.76           (0.11)           (0.76)          (0.14)          9.75             6.56
SEI VP PRIME OBLIGATION FUND
  CLASS A
  2001        $ 1.00       $  0.04          $   --           $(0.04)         $   --         $ 1.00             3.80%
  2000(1)       1.00          0.04              --            (0.04)             --           1.00             4.56
  CLASS B
  2001(2)     $ 1.00       $  0.01          $ 0.--           $(0.01)         $   --         $ 1.00             1.48%


-----------------------------------------------------------------------------------------------
                                                       Ratio of        Ratio of Net
                                Ratio of Net        Expenses to          Investment
                                  Investment        Average Net       Income (Loss)
                      Ratio of        Income    Assets (Exclud-      to Average Net
     Net Assets       Expenses        (Loss)        ing Waivers     Assets (Exclud-   Portfolio
  End of Period     to Average    to Average          and Reim-    (ing Waivers and    Turnover
   ($Thousands)     Net Assets    Net Assets        bursements)     Reimbursements)        Rate
-----------------------------------------------------------------------------------------------

        $38,888           0.85%         1.25%              1.14%               0.96%        42%
         22,170           0.85          1.25               1.35                0.75         49

        $28,868           0.85%        (0.25)%             1.19%              (0.59)%       84%
         17,236           0.85         (0.26)              1.39               (0.80)        57

        $15,719           1.10%         0.48%              1.45%               0.13%        39%
         10,498           1.10          0.90               1.66                0.34         98

        $ 9,625           1.10%        (0.82)%             1.46%              (1.18)%      151%
          8,699           1.10         (0.59)              1.65               (1.14)       116

        $17,047           1.28%         0.19%              2.04%              (0.57)%       41%
         12,949           1.28          1.61               2.13                0.76         31

        $ 8,824           1.95%         0.06%              3.70%              (1.69)%      149%
          7,286           1.95         (0.62)              3.52               (2.19)       117

        $45,394           0.60%         5.15%              1.00%               4.75%       423%
         19,215           0.60          6.10               1.19                5.51        342

        $12,595           0.85%         9.54%              1.31%               9.08%        72%
         10,427           0.85          9.75               1.51                9.09          5

        $ 9,945           1.00%         2.99%              1.51%               2.48%       301%
          7,391           1.00          3.39               1.70                2.69        100

        $ 8,239           1.35%         9.61%              2.07%               8.89%       201%
          6,563           1.35         10.55               2.26                9.64        140


        $16,203           0.44%         3.35%              0.93%               2.86%       N/A
          5,685           0.44          6.04               1.14                5.34        N/A

        $   246           0.69%         2.15%              1.18%              1.66%        N/A


(DAGGER) Returns are for the period indicated and have not been annualized.
(1) Commenced operations on April 5, 2000. All ratios for the period have been annualized.
(2) Commenced operations on June 1, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
64              SEI Insurance Products Trust / Annual Report / December 31, 2001

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

SEI Insurance Products Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Trust commenced operations on April 5, 2000. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirteen funds: SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP S&P 500 Index Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP Bond Index Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Emerging Markets Debt Fund, and SEI VP Prime Obligation Fund (collectively the "Funds", and each of these, a "Fund"). The Trust has diversified and non-diversified funds. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. As of December 31, 2001, SEI VP S&P 500 Index Fund and SEI VP Bond Index Fund had not yet commenced operations.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Foreign securities in the SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP International Fixed Income Fund and SEI VP Emerging Markets Debt Fund (the "International Funds") are valued based on quotations from the primary market in which they are traded. Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not reflect market value are valued at fair value using good faith pricing procedures approved by the Board of Trustees.

FEDERAL INCOME TAXES -- It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- Net asset value per share is calculated on a daily basis by dividing the assets of each Fund less its liabilities by the number of outstanding shares of the Fund.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by each Fund's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreement and procedures adopted by the Manager and the Advisers of the Trust ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

DISCOUNT AND PREMIUM AMORTIZATION -- All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.



--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              65

NOTES TO FINANCIAL STATEMENTS


CLASSES -- Class specific expenses are borne by that Class of Shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS -- The preparation of Financial Statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transactions.

For foreign equity securities, the International Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for Federal income tax purposes.

The International Funds report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The SEI VP Large Cap Value Fund and the SEI VP Core Fixed Income Fund (the "Funds") utilized futures contracts during the year ended December 31, 2001. The Funds' use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks related to futures contracts include the possibility that there may not be a liquid market for the contracts, that changes in the values of the contract may not directly correlate with changes in the values of the underlying securities, and that the counterparty to a contract may default on its obligation to perform.

The SEI VP Large Cap Value and SEI VPCore Fixed Income Funds had the following futures contracts open as of December 31, 2001:


---------------------------------------------------------------------------
                                                                 Unrealized
                              Contract                         Appreciation
Type of      Number of           Value                       (Depreciation)
Contract     Contracts    ($Thousands)        Expiration      ($ Thousands)
---------------------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
S&P500 Index
  e-Mini             2            $115          03/20/02              $   2
                                                                      -----
                                                                      $   2
                                                                      =====
SEI VP CORE FIXED INCOME FUND
U.S. Five
  Year Note        (18)         (1,905)         03/21/02                  5
U.S. Long
  Bond              18           1,828          03/28/02                (53)
U.S. Long
  Bond              (6)           (609)         03/28/02                  5
U.S. Ten Year
  Agency Future     26           2,613          03/28/02                (43)
U.S. Ten
  Year Note         20           2,103          03/20/02                (47)
U.S. Ten
  Year Note         (9)           (946)         03/20/02                 11
                                                                      -----
                                                                      $(122)
                                                                      =====


EQUITY-LINKED WARRANTS -- The SEI VP International Equity and SEI VP Emerging Markets Equity Funds each may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock, therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. In addition to the market risk of the underlying holding, the Fund bears additional counterparty risk to the issuing broker. There is currently no active trading market for equity-linked warrants.


--------------------------------------------------------------------------------
66              SEI Insurance Products Trust / Annual Report / December 31, 2001

OPTION SELLING/PURCHASING -- The SEI VP Core Fixed Income Fund (the "Fund") enters into option contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

TBA AND OTHER PURCHASE COMMITMENTS -- The Funds may enter into purchase commitments to purchase securities for a fixed price at a future date. Purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

STRUCTURED NOTES AND INDEXED NOTES -- The SEI VP Core Fixed Income Fund may invest in structured notes and indexed notes whose values are linked either directly or inversely to changes in foreign currency exchange rates, interest rates, indices, or other reference instruments. The values of these instruments may be more volatile than the rates, indices or instruments to which they refer, but any loss is limited to the amount of the original investment.

SWAPS -- The SEI VP Core Fixed Income Fund may enter into interest rate swaps which are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). Because under swap agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, the Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

FORWARD FOREIGN CURRENCY CONTRACTS -- The International Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to shareholders monthly for the SEI VP Core Fixed Income Fund, the SEI VP High Yield Bond Fund and the SEI VP Prime Obligations Fund; declared and paid at least annually for the SEI VP Large Cap Value Fund, the SEI VP Large Cap Growth Fund, the SEI VP Small Cap Value Fund, the SEI VP Small Cap Growth Fund, the SEI VP International Equity Fund, the SEI VP Emerging Markets Equity Fund, the SEI VP International Fixed Income Fund and the SEI VP Emerging Markets Debt Fund.

OTHER -- Security transactions are recorded on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide") as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


3. MANAGEMENT, INVESTMENT ADVISORY, DISTRIBUTION AND SHAREHOLDER SERVICING AGREEMENTS

The Trust and SEI Investments Fund Management (the "Manager"), are parties to a management agreement (the "Agreement") dated March 29, 1999. Under this Agreement, the Manager will provide the Trust with overall administrative and accounting services and act as transfer agent and dividend disbursing agent. For its services, the


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              67

NOTES TO FINANCIAL STATEMENTS



Manager will receive an annual fee which is calculated daily and paid monthly at the following annual rates: .35% of the average daily net assets of the SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP High Yield Bond Fund; .28% of the average daily net assets of the SEI VP Core Fixed Income Fund; .45% of the average daily net assets of the SEI VP International Equity Fund; .60% of the average daily net assets of the SEI VP International Fixed Income Fund; .65% of the average daily net assets of the SEI VP Emerging Markets Equity Fund and SEI VP Emerging Markets Debt Fund; and .42% of the average daily net assets of the SEI VP Prime Obligation Fund. The Manager has agreed to waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time at the Manager's sole discretion.

SEI Investments Management Corporation ("SIMC") serves as investment adviser to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the SEI VP Large Cap Value Fund; .40% of the average daily net assets of the SEI VP Large Cap Growth Fund; .65% of the average daily net assets of the SEI VP Small Cap Value Fund and SEI VP Small Cap Growth Fund; .51% of the average daily net assets of the SEI VP International Equity Fund; 1.05% of the average daily net assets of the SEI VP Emerging Markets Equity Fund, .275% of the average daily net assets of the SEI VP Core Fixed Income Fund; .4875% of the average daily net assets of the SEI VP High Yield Bond Fund; .30% of the average daily net assets of the SEI VP International Fixed Income Fund; .85% of the average daily net assets of the SEI VP Emerging Markets Debt Fund; and .075% of the average daily net assets of the SEI VP Prime Obligation Fund.

SIMC has entered into, or plans to enter into, investment sub-advisory agreements with the following parties:

-------------------------------------------------------------
                                                    Currently
                                                   Managing a
Investment                              Date of    Portion of
Sub-Adviser                           Agreement    Fund (Y/N)
-------------------------------------------------------------
SEI VP LARGE CAP VALUE FUND
Iridian Asset Management, LLC          09/18/00             N
LSV Asset Management, L.P.             03/31/00             Y
Deutsch Asset Management               02/20/01             Y
Sanford C. Bernstein & Co., Inc.            N/A             N

SEI VP LARGE CAP GROWTH FUND
Alliance Capital Management L.P.       02/25/00             Y
Duncan-Hurst Capital Management        12/12/00             N
Peregrine Capital Management           12/12/00             Y




-------------------------------------------------------------
                                                    Currently
                                                   Managing a
Investment                              Date of    Portion of
Sub-Adviser                           Agreement    Fund (Y/N)
-------------------------------------------------------------
SEI VP SMALL CAP VALUE FUND
Artisan Partners Limited Partnership        N/A             N
Boston Partners Asset Management, L.P.      N/A             N
Chartwell Investment Partners               N/A             N
LSV Asset Management, L.P.             03/31/00             Y
Security Capital Global Capital
   Management, Inc.                         N/A             N
Sterling Capital                       12/18/00             Y
SEI VP SMALL CAP GROWTH FUND
McKinley Capital Management Inc.            N/A             N
Mazama Capital Management, LLC              N/A             N
Nicholas-Applegate Capital
  Management                           02/14/00             N
RS Investment Management, L.P.              N/A             N
Sawgrass Asset Management, LLC         02/15/00             Y
Wall Street Associates                 03/21/00             Y
SEI VP INTERNATIONAL EQUITY FUND
BlackRock International, Ltd.               N/A             N
Capital Guardian Trust Company         02/22/00             Y
Oeschle International Advisors, LLC    03/31/00             Y
Jardine Fleming International
  Management, Inc.                          N/A             N
Martin Currie, Inc.                         N/A             N

SEI VP EMERGING MARKETS EQUITY FUND
Morgan Stanley Dean Witter
  Investment Management Inc.                N/A             N
Schroder Investment Management
  North America Inc.                   04/04/00             Y
SG Pacific Asset Management, Inc.
  and SGY Asset Management
  (Singapore) Ltd.                          N/A             N
The Boston Company Asset Management         N/A             N
SEI VP CORE FIXED INCOME FUND
BlackRock, Inc.                             N/A             N
Robert W. Baird & Co., Incorporated    03/31/00             N
Western Asset Management Company       02/15/00             Y
SEI VP HIGH YIELD BOND FUND
Credit Suisse Asset
  Management, LLC                      02/25/00             Y
Nomura Corporate Research and
  Asset Management, Inc.                    N/A             N
Nicholas-Applegate Capital Management  06/27/01             N
Shenkman Capital Management            06/21/01             Y
SEI VP INTERNATIONAL FIXED
INCOME FUND
Strategic Fixed Income, L.L.C.         02/04/00             Y
SEI VP EMERGING MARKETS DEBT FUND
Salomon Brothers
  Asset Management, Inc.               03/08/00             Y
SEI VP PRIME OBLIGATIONS FUND
Wellington Management
  Company, LLP                         04/04/00             Y



--------------------------------------------------------------------------------
68              SEI Insurance Products Trust / Annual Report / December 31, 2001

Under the investment sub-advisory agreements, each party receives an annual fee, paid by SIMC.

Under a distribution agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services. The Distributor will not be entitled to any fee for performing these services.

The Prime Obligation Fund has entered into a shareholder servicing agreement with the Distributor to provide shareholder services for the Class B shares. Pursuant to this agreement, the Distributor receives a shareholder servicing fee of up to .25% of the average daily net assets attributable to the Class B shares.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and/or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of affiliated officers and trustees of the Trust is paid by the Manager.

Each of the Funds also uses the Distributor as an agent in placing repurchase agreements. For this service the Distributor retains a portion of the interest earned as a commission. Aggregate commissions paid by the Trust for repurchase agreements placed during the period ended December 31, 2001 were $3,205.


5. FORWARD FOREIGN CURRENCY CONTRACTS

The International Funds enter into forward foreign currency exchange contracts as hedges against portfolio positions. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.


The following forward foreign currency contracts were outstanding at December 31, 2001:


--------------------------------------------------------------------
                                                 In       Unrealized
                        Contracts to       Exchange     Appreciation
                     Deliver/Receive            For   (Depreciation)
Maturity Dates           (Thousands)  ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------
SEI VP INTERNATIONAL EQUITY FUND
FOREIGN CURRENCY SALES:
01/02/02               EC          1       $      1          $  --
01/04/02 - 01/08/02    JY      2,057             15             --
                                           --------          -----
                                           $     16          $  --
                                           ========          =====
FOREIGN CURRENCY PURCHASES:
01/07/02               CH         39       $     24          $  --
01/04/02               EC         11             10             --
01/07/02 - 01/08/02    JY      5,814             44             --
                                           --------          -----
                                           $     78          $  --
                                           ========          =====
SEI VP EMERGING MARKETS EQUITY FUND
FOREIGN CURRENCY SALES:
01/04/02         TB              527       $     12          $  --
01/04/02         ZR              100              8             --
                                           --------          -----
                                           $     20          $  --
                                           ========          =====
FOREIGN CURRENCY PURCHASES:
01/03/02         HK              163       $     21          $  --
01/03/02         TL        9,201,660              6             --
01/07/02         ZR              130             11             --
                                           --------          -----
                                           $     38          $  --
                                           ========          =====
SEI VP INTERNATIONAL FIXED INCOME FUND
FOREIGN CURRENCY SALES:
02/22/02         CD              127       $     81          $   2
02/22/02         CH              243            144             (2)
02/22/02         DK              882            107              1
02/22/02         EC            1,441          1,280             (3)
02/22/02         JY           81,052            627              8
02/22/02         NZ              214             89             --
02/22/02         SK               25              2             --
02/22/02         UK              542            782             (8)
                                           --------          -----
                                           $  3,112          $  (2)
                                           ========          =====
FOREIGN CURRENCY PURCHASES:
02/22/02         AD              106       $     55          $  --
02/22/02         CH              365            223             (3)
02/22/02         EC            1,344          1,194              2
02/22/02         JY          155,862          1,213            (23)
02/22/02         UK              907          1,312              8
                                           --------          -----
                                           $  3,997          $ (16)
                                           ========          =====
CURRENCY LEGEND:
AD   Austrailian Dollar    NZ  New Zealand Dollar
CD   Canadian Dollar       SK  Swedish Krona
CH   Swiss Franc           TB  Thailand Baht
DK   Danish Kroner         TL  Turkish Lira
EC   Euro Currency         UK  British Sterling Pound
JY   Japanese Yen          ZR  South African Rand





--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              69

NOTES TO FINANCIAL STATEMENTS


6. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary investments during the year ended December 31, 2001, were as follows:

------------------------------------------------------------------------------
                                         Purchases
                                        U.S. Gov't        Other          Total
                                     ($ Thousands)($ Thousands)  ($ Thousands)
------------------------------------------------------------------------------
SEI VP Large Cap Value Fund                   $ --      $30,695       $ 30,695
SEI VP Large Cap Growth Fund                    --       35,255         35,255
SEI VP Small Cap Value Fund                     --        8,364          8,364
SEI VP Small Cap Growth Fund                    --       15,618         15,618
SEI VP International Equity Fund                --       13,866         13,866
SEI VP Emerging Markets Equity Fund             --       13,359         13,359
SEI VP Core Fixed Income Fund              126,385       11,462        137,847
SEI VP High Yield Bond Fund                     --       10,992         10,992
SEI VP International Fixed Income Fund       1,070       22,152         23,222
SEI VP Emerging Markets Debt Fund               --       10,651         10,651


------------------------------------------------------------------------------
                                            Sales
                                        U.S. Gov't        Other          Total
                                     ($ Thousands)($ Thousands)  ($ Thousands)
------------------------------------------------------------------------------
SEI VP Large Cap Value Fund               $     --      $12,819       $ 12,819
SEI VP Large Cap Growth Fund                    --       17,999         17,999
SEI VP Small Cap Value Fund                     --        4,934          4,934
SEI VP Small Cap Growth Fund                    --       12,888         12,888
SEI VP International Equity Fund                --        5,938          5,938
SEI VP Emerging Markets Equity Fund             --       10,936         10,936
SEI VP Core Fixed Income Fund              115,091        3,311        118,402
SEI VP High Yield Bond Fund                     --        7,734          7,734
SEI VP International Fixed Income Fund         385       21,569         21,954
SEI VP Emerging Markets Debt Fund               --        9,462          9,462


At December 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investments and futures contracts at December 31, 2001, is as follows:


--------------------------------------------------------------------------------------------
                                                   Book Net
                                                 Unrealized           Less:          Tax Net
               Appreciated     Depreciated     Appreciation       Tax Basis     Appreciation
                Securities      Securities   (Depreciation)     Adjustments   (Depreciation)
             ($ Thousands)   ($ Thousands)    ($ Thousands)   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------------------
SEI VP Large Cap
  Value Fund        $3,228         $(3,039)          $  189          $  345         $  (156)
SEI VP Large Cap
  Growth Fund        2,581          (3,673)          (1,092)          2,145          (3,237)
SEI VP Small Cap
  Value Fund         3,001            (679)           2,322              10           2,312
SEI VP Small Cap
  Growth Fund        1,283            (756)             527              76             451
SEI VP International
  Equity Fund          640          (3,377)          (2,737)            520          (3,257)
SEI VP Emerging
  Markets Equity
  Fund               1,079            (690)             389             786            (397)
SEI VP Core Fixed
  Income Fund          706            (326)             382              17             399
SEI VP High Yield
  Bond Fund            415            (308)             107              --             107
SEI VP International
  Fixed Income Fund     64            (330)            (266)             42            (308)
SEI VP Emerging
  Markets Debt
  Fund                 644            (360)             284              33             251


7. FEDERAL TAX INFORMATION

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2001, primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains as follows:


---------------------------------------------------------------------------
                                 Accumulated   Accumulated
                              Net Investment Realized Gain  Paid-in-Capital
                                Income (000)         (000)            (000)
---------------------------------------------------------------------------
SEI VP Large Cap Growth Fund             $55          $ --            $(55)
SEI VP Small Cap Growth Fund              73            --             (73)
SEI VP International Equity Fund          (8)            8              --
SEI VP Emerging Markets Equity Fund      (12)           37             (25)
SEI VP International Fixed Income Fund  (266)          310             (44)
SEI VP Emerging Markets Debt Fund          3            --              (3)



--------------------------------------------------------------------------------
70              SEI Insurance Products Trust / Annual Report / December 31, 2001

The tax character of dividends and distributions paid during the years ended December 31, 2001 and December 31, 2000 were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                           ORDINARY INCOME   LONG-TERM CAPITAL GAIN   RETURN OF CAPITAL       TOTAL
                                            ($THOUSANDS)           ($THOUSANDS)         ($THOUSANDS)       ($THOUSANDS)
                                           2001      2000         2001      2000       2001     2000     2001      2000
-----------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Value Fund             $   638   $   153      $   383       $--        $--      $--   $1,021   $   153
SEI VP Large Cap Growth Fund                 --        --           --        --         --       --       --        --
SEI VP Small Cap Value Fund                 769       314          340        --         --       --    1,109       314
SEI VP Small Cap Growth Fund                 --        --           --        --         --       --       --        --
SEI VP International Equity Fund             45       147           --        --         --       --       45       147
SEI VP Emerging Markets Equity Fund          --        --           --        --         --       --       --        --
SEI VP Core Fixed Income Fund             2,148       555          333        --         --       --    2,481       555
SEI VP High Yield Bond Fund               1,127       732           --        --         --       --    1,127       732
SEI VP International Fixed Income Fund       66        --           --        --         --       --       66        --
SEI VP Emerging Markets Debt Fund           719       555           --        --         --       --      719       555
SEI VP Prime Obligations Fund               314       232           --        --         --       --      314       232


As of December 31, 2001, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:


----------------------------------------------------------------------------------------------------------------------------------
                             Undistributed Undistributed   Capital Loss   Capital Loss                Post-October      Unrealized
                                  Ordinary     Long-Term Carry forwards Carry forwards  Post-October      Currency    Appreciation
                                    Income Capital Gains  Expiring 2009  Expiring 2008        Losses        Losses  (Depreciation)
                             ($ Thousands) ($ Thousands)  ($ Thousands)  ($ Thousands) ($ Thousands) ($ Thousands)   ($ Thousands)
----------------------------------------------------------------------------------------------------------------------------------
SEI VP Large Cap Value Fund           $ --           $--         $   --        $    --         $ (29)         $ --        $  (156)
SEI VP Large Cap Growth Fund            --            --         (6,210)        (1,103)         (326)           --         (3,237)
SEI VP Small Cap Value Fund              2             3             --             --            --            --          2,312
SEI VP Small Cap Growth Fund            --            --         (2,168)          (337)         (238)           --            451
SEI VP International Equity Fund         1            --         (2,324)          (396)         (778)           (2)        (3,257)
SEI VP Emerging Markets Equity Fund     --            --         (2,579)        (1,466)         (241)           (4)          (397)
SEI VP Core Fixed Income Fund          177            --             --             --          (272)           --            399
SEI VP High Yield Bond Fund             86            --         (1,051)           (24)         (625)           --            107
SEI VP International Fixed Income Fund  35            11             --             --            --           (90)          (308)
SEI VP Emerging Markets Debt Fund       --            --            (71)            --          (190)           --            251
SEI VP Prime Obligations Fund           20            --             --             --            --            --             --


-------------------------------------------------------
                                          Post 10/31/01
                                                Capital
                                          Loss Deferred
                                          ($ Thousands)
-------------------------------------------------------
SEI VP Large Cap Value Fund                        $ 29
SEI VP Large Cap Growth Fund                        326
SEI VP Small Cap Value Fund                          --
SEI VP Small Cap Growth Fund                        238
SEI VP International Equity Fund                    778
SEI VP Emerging Markets Equity Fund                 241
SEI VP Core Fixed Income Fund                       272
SEI VP High Yield Bond Fund                         625
SEI VP International Fixed Income Fund               --
SEI VP Emerging Markets Debt Fund                   190
SEI VP Prime Obligations Fund                        --


Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through December 31, 2001 that, in accordance with Federal income tax regulations the Portfolio has elected to defer and treat as having arisen in the following fiscal year. The following Funds had recognized losses that have been deferred to 2002 for tax purposes:


--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              71

NOTES TO FINANCIAL STATEMENTS


8. CONCENTRATION OF RISKS

The market values of the SEI VP Core Fixed Income Fund's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of such securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The SEI VP International Fixed Income and SEI VP Emerging Markets Debt Funds invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the SEI VP International Fixed Income and SEI VP Emerging Markets Debt Funds to meet its obligations may be affected by economic and political developments in a specific country, industry or region.


9. LOAN PARTICIPATIONS AND BRADY BONDS

The SEI VP Emerging Markets Debt Fund (the "Fund") may invest in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.


10. WRITTEN OPTIONS TRANSACTIONS

Written option transactions entered into during the year ending December 31, 2001 are summarized as follows:


--------------------------------------------------------
                        SEI VPCORE FIXED INCOME FUND
                                                 Premium
                   # of contracts           ($Thousands)
--------------------------------------------------------
Balance at the beginning
  of period                    39                 $  30
Written                       307                   208
Expired                      (129)                  (73)
Exercised                      --                    --
Closing Buys                 (214)                 (161)
                            -----                 -----
Balance at the end
  of period                     3                 $   4
                            =====                 =====


At December 31, 2001, the SEI VP Core Fixed Income Fund had sufficient cash and/or securities at least equal to the value of written options.



--------------------------------------------------------------------------------
72              SEI Insurance Products Trust / Annual Report / December 31, 2001

Trustees of the Trust (Unaudited)

Set forth below are the names, dates of birth, position with the SEI Insurance Products Trust (the "Trust"), length of term of office, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside fund complex of each of the persons currently serving as Trustees of the Trust. The [Trust's] Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI may be obtained without charge by calling [1-800-342-5734].

-------------------------------------------------------------------------------------------------------------------------------
                                     TERM OF                                        NUMBER OF
                                   OFFICE AND             PRINCIPAL               PORTFOLIOS IN
    NAME,            POSITION(S)    LENGTH OF           OCCUPATION(S)             FUND COMPLEX               OTHER
  ADDRESS,            HELD WITH       TIME               DURING PAST               OVERSEEN BY           DIRECTORSHIPS
   AND AGE             TRUSTS        SERVED              FIVE YEARS                  TRUSTEE            HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher       Chairman       since   Currently performs various services       66    Trustee of The Advisors' Inner
(08/17/46)            of the Board    1999    on behalf of SEI Investments Company            Circle Fund, The Arbor Fund,
One Freedom           of Trustees*            for which Mr. Nesher is compensated.            Bishop Street Funds, and The
Valley Drive,                                                                                 Expedition Funds.
Oaks, PA 19456
-------------------------------------------------------------------------------------------------------------------------------
William M. Doran        Trustee*    since     Partner, Morgan, Lewis & Bockius LLP      66    Trustee of the Advisors' Inner
(05/26/40)                          1999      (law firm), counsel to the Trusts,              Circle Fund, The Arbor Fund,
1701 Market Street,                           SEI Investments Company, the Adviser,           and The Expedition Funds;
Philadelphia, PA                              the Administrator and the Distributor.          Director of SEI Investments
19103                                                                                         since 1974.
-------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch        Trustee     since     President, Orange County Publishing       66    Trustee of STI Classic Funds
(12/03/32)                          1999      Co., Inc.; Publisher, Paoli News and            and STIClassic Variable Trust.
One Freedom                                   Paoli Republican; and Editor, Paoli
Valley Drive,                                 Republican, October 1981-January 1997.
Oaks, PA 19456                                President, H&W Distribution, Inc.
                                              since July 1984.
-------------------------------------------------------------------------------------------------------------------------------
James M. Storey         Trustee     since     Retired, Partner, Dechert Price & Rhoads, 66    Trustee of The Advisors' Inner
(04/12/31)                          1999      September 1987-December 1993.                   Circle Fund, The Arbor Fund,
One Freedom                                                                                   and The Expedition Funds.
Valley Drive,
Oaks, PA 19456
-------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr. Trustee     since     Chief Executive Officer, Newfound         66    Trustee of The Advisors' Inner
(11/13/42)                          1999      Consultants Inc. since April 1997.              Circle Fund, The Arbor Fund,
One Freedom                                   Treasurer and Clerk, Peak Asset                 and The Expedition Funds;
Valley Drive,                                 Management, Inc., since 1991.                   Trustee, Navigator Securities
Oaks, PA 19456                                                                                Lending Trust, since 1995.
-------------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco      Trustee     since     Principal, Grecoventures (consulting      66    Director, Sonoco, Inc.; Director
(03/31/46)                          1999      firm) since August 1997. President,             PECO Energy; Director, Radian,
Valley Drive,                                 Corestates Financial Corp., 1991-1997;          Inc,; Trustee, Pennsylvania Real
Oaks, PA 19456                                Chief Executive Officer and President,          Estate Investment Trust; Director,
                                              Corestates Bank, N.A., 1991-1997.               Cordone Industries, Inc.; Director,
                                                                                              Genuardi Markets, Inc.; and
                                                                                              Director, PRWT Comserve, Inc.
-------------------------------------------------------------------------------------------------------------------------------

*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trusts' Distributor.




--------------------------------------------------------------------------------
SEI Insurance Products Trust / Annual Report / December 31, 2001              73

Notice to Shareholders (Unaudited)

For shareholders that do not have a December 31, 2001 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2001 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2001 the Funds of the SEI Insurance Products Trust are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                               (A)                 (B)
                                            LONG TERM           ORDINARY
                                          CAPITAL GAINS          INCOME              TOTAL
                                          DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
PORTFOLIO                                  (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
---------                                 -------------       --------------     -------------
SEI VP Large Cap Value Fund                     37%                 63%               100%
SEI VP Large Cap Growth Fund                     0%                  0%                 0%
SEI VP Small Cap Value Fund                     31%                 69%               100%
SEI VP Small Cap Growth Fund                     0%                  0%                 0%
SEI VP International Equity Fund                 0%                100%               100%
SEI VP Emerging Markets Equity Fund              0%                  0%                 0%
SEI VP Core Fixed Income Fund                   13%                 87%               100%
SEI VP High Yield Bond Fund                      0%                100%               100%
SEI VP International Fixed Fund                  0%                100%               100%
SEI VP Emerging Markets Debt Fund                0%                100%               100%
SEI VP Prime Obligations Fund                    0%                100%               100%



                                               (C)                 (D)                (E)
                                           QUALIFYING          TAX-EXEMPT           FOREIGN
PORTFOLIO                                 DIVIDENDS(1)          INTEREST          TAX CREDIT
---------                                 -------------       --------------     -------------
SEI VP Large Cap Value Fund                     96%                  0%                 0%
SEI VP Large Cap Growth Fund                     0%                  0%                 0%
SEI VP Small Cap Value Fund                     29%                  0%                 0%
SEI VP Small Cap Growth Fund                     0%                  0%                 0%
SEI VP International Equity Fund                 0%                  0%                52%
SEI VP Emerging Markets Equity Fund              0%                  0%                 0%
SEI VP Core Fixed Income Fund                    0%                  0%                 0%
SEI VP High Yield Bond Fund                      0%                  0%                 0%
SEI VP International Fixed Fund                  0%                  0%                 0%
SEI VP Emerging Markets Debt Fund                0%                  0%                 0%
SEI VP Prime Obligations Fund                    0%                  0%                 0%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A) and (B) are based on the percentage of each fund's total distribution.

Items (C) and (E) are based on the percentage of ordinary income distributions of each fund.

Item (D) is based on the percentage of gross income of each fund.


Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.


--------------------------------------------------------------------------------
74              SEI Insurance Products Trust / Annual Report / December 31, 2001

Notes

Notes

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT December 31, 2001



Robert A. Nesher, CHAIRMAN


TRUSTEES

William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco

OFFICERS

Edward D. Loughlin
PRESIDENT AND CHIEF EXECUTIVE OFFICER

James R. Foggo
CONTROLLER AND CHIEF FINANCIAL OFFICER

Todd Cipperman
VICE PRESIDENT, ASSISTANT SECRETARY

Robert S. Ludwig
VICE PRESIDENT, ASSISTANT SECRETARY

William E. Zitelli
VICE PRESIDENT, ASSISTANT SECRETARY

Lydia Gavalis
VICE PRESIDENT, ASSISTANT SECRETARY

Christine McCullough
VICE PRESIDENT, ASSISTANT SECRETARY

Timothy D. Barto
VICE PRESIDENT, ASSISTANT SECRETARY

Sherry K. Vetterlein
VICE PRESIDENT, ASSISTANT SECRETARY

Richard W. Grant
SECRETARY





INVESTMENT ADVISER
SEI Investments Management Corporation


MANAGER AND SHAREHOLDER SERVICING AGENT
SEI Investments Fund Management


DISTRIBUTOR
SEI Investments Distribution Co.


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP



This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the SEI Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.


FOR MORE INFORMATION CALL

1 800 DIAL SEI

(1 800 342 5734)

NOTES TO FINANCIAL STATEMENTS
SEI INSURANCE PRODUCTS TRUST - DECEMBER 31, 2001


1.  ORGANIZATION

SEI Insurance Products Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirteen funds: SEI VP Large Cap Value Fund, SEI VP Large Cap Growth Fund, SEI VP S&P 500 Index Fund, SEI VP Small Cap Value Fund, SEI VP Small Cap Growth Fund, SEI VP International Equity Fund, SEI VP Emerging Markets Equity Fund, SEI VP Core Fixed Income Fund, SEI VP Bond Index Fund, SEI VP High Yield Bond Fund, SEI VP International Fixed Income Fund, SEI VP Emerging Markets Debt Fund, and SEI VP Prime Obligation Fund (collectively the "Funds", and each of these, a "Fund"). The Trust has diversified and non-diversified funds. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund have not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to SEI Investments Fund Management ("SIFM" or the "Manager") on July 16, 1999.


2. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

In accordance with AICPA Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", any organization expenses are expensed as incurred and any offering costs (related to the sale of initial shares) will be deferred and amortized on a straight line basis over a period of twelve months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its initial offering costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized offering costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $40,000 for organizational work and initial offering preparation performed by a law firm of which an officer of the Trust is a Partner.

Certain officers and / or trustees of the Trust are also officers of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance of quarterly, interim and committee meetings. Compensation of officers and affiliated trustees of the Trust is paid by the Manager.

3.  MANAGEMENT, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust intends to enter into the following service agreements:

Under an Investment Advisory Agreement with the Trust, SEI Investments Management Corporation ("SIMC") will act as investment adviser to each Fund. For its investment advisory services to the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund, SIMC will receive an annual fee which is calculated daily and paid monthly at the annual rates (shown as a percentage of the average daily net assets of each Fund) of 0.03% and 0.07%, respectively. SIMC has agreed, on a voluntary basis, to waive all or a portion of its investment advisory fee. In addition, SIMC reserves the right to terminate its waivers at any time in its full discretion.

Under an Administration Agreement with the Trust, the Manager will provide the Trust with administrative and shareholder services. For its services to the SEI VP S&P 500 Index Fund and the SEI VP Bond Index Fund, the Manager will receive an annual fee which is calculated daily and paid monthly at the annual rates (shown as a percentage of the average daily net assets of each Fund) of 0.22% and 0.35%, respectively. The Manager has agreed, on a voluntary basis, to waive all or a portion of its administration fee and/or reimburse other expenses. In addition, the Manager reserves the right to terminate its waivers and/or reimbursements at any time in its full discretion.

Under a Distribution Agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services. The Distributor will not be entitled to any fee for performing these services.



STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------------------
SEI Insurance Products Trust - As of December 31, 2001



                                                             -----------                       -------
                                                              S & P 500                          BOND
                                                                INDEX                           INDEX
                                                                FUND                             FUND
                                                             -----------                       -------
ASSETS:
   Cash                                                         $ 7,692                        $ 7,692
   Deferred Offering Costs                                      $ 5,112                        $ 5,112
                                                                -------                        -------
   Total Assets                                                 $12,804                        $12,804
                                                                -------                        -------

LIABILITIES:
   Due to Manager                                               $ 5,112                        $ 5,112
                                                                -------                        -------
NET ASSETS:                                                     $ 7,692                        $ 7,692
                                                                =======                        =======
   Shares of beneficial interest issued
     and outstanding (unlimited authorization -
     no par value)                                                  769                            769
                                                                =======                        =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                   $ 10.00                        $ 10.00
                                                                =======                        =======
The Funds have not commenced operations as of December 31, 2001.



The accompanying notes are an integral part of the financial statements.

SEI INSURANCE PRODUCTS TRUST
Organizational and Offering Costs

Estimated as of 7/16/99

Organizational Costs (expensed as incurred)

Legal              $20,000
Audit              $    --
                   -------
Total              $20,000
                   -------

Offering Costs (deferred & amortized over 12 months)
Legal             $30,000
Typesetting       $10,000
                  -------
Total             $40,000
                  -------